As filed with the Securities and Exchange Commission on August 14, 2024

1933 Act Registration File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ___

☐ Post-Effective Amendment No. ___

(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS

(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

Registrant’s Area Code and Telephone Number: (817) 391-6100

Gregory J. Stumm, President

220 East Las Colinas Boulevard

Suite 1200

Irving, Texas 75039

(Name and Address of Agent for Service) (Number and Street, City, State, Zip Code)

Copy to:

Kathy K. Ingber, Esq.

K&L Gates LLP

1601 K Street, NW

Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Y Class and R5 Class shares of American Beacon Ninety One Emerging Markets Equity Fund, Y Class and R5 Class shares of American Beacon Ninety One Global Franchise Fund, and R5 Class shares of American Beacon Ninety One International Franchise Fund, each a series of the Registrant.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 033-11387 and 811-04984).

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Questions and Answers

Part A - Combined Proxy Statement and Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

THE ADVISORS’ INNER CIRCLE FUND III

Ninety One Emerging Markets Equity Fund

Ninety One Global Franchise Fund

Ninety One International Franchise Fund

One Freedom Valley Drive

Oaks, Pennsylvania 19456

[XX XX], 2024

Your action is required. Please vote today.

Dear Valued Shareholder:

Enclosed is a notice and combined Proxy Statement and Prospectus (the “Proxy Statement”) relating to a Special Joint Meeting of Shareholders of each of the following Funds:

Ninety One Emerging Markets Equity Fund

Ninety One Global Franchise Fund

Ninety One International Franchise Fund

(each, a “Target Fund” and collectively, the “Target Funds”).

A Special Meeting of Shareholders (the “Special Meeting”) of the Target Funds, each a series of The Advisors’ Inner Circle Fund III (the “Trust”), will be held at 2:00 pm Eastern Time on November 13, 2024, at the offices of SEI Global Funds Services, the Target Funds’ administrator, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. At the Special Meeting, shareholders of the Target Funds will be asked to approve a proposed Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”), which provides for the reorganization (collectively, the “Reorganizations”) of each Target Fund into a corresponding newly created series of American Beacon Funds (“Acquiring Trust,” and each corresponding series, an “Acquiring Fund” and collectively, the “Acquiring Funds”), as further described below. The Target Funds and Acquiring Funds are each referred to herein as a “Fund” and together as the “Funds.”

If the Reorganization Plan is approved by a Target Fund’s shareholders, and certain other conditions are fulfilled, the Reorganization of the Ninety One Global Franchise Fund and Ninety One International Franchise Fund is expected to take effect on or about November 15, 2024, and the Reorganization of the Ninety One Emerging Markets Equity Fund is expected to take effect on or about February 21, 2025. The Reorganization of the Ninety One Emerging Markets Equity Fund is occurring at a later date to provide sufficient time for the Acquiring Fund to open the necessary foreign market accounts. At the time of the Reorganization, shareholders of each Target Fund automatically will become shareholders of the corresponding Acquiring Fund, by receiving shares of the class of the Acquiring Fund equal in number and aggregate net asset value to the shares of the Target Fund that the shareholder held immediately prior to the Reorganization as set forth below:

Target Fund		Acquiring Fund
Ninety One Emerging Markets Equity Fund	à	American Beacon Ninety One Emerging Markets Equity Fund
A Shares	à	Y Class shares
I Shares	à	R5 Class shares
Ninety One Global Franchise Fund	à	American Beacon Ninety One Global Franchise Fund
A Shares	à	Y Class shares
I Shares	à	R5 Class shares
Ninety One International Franchise Fund	à	American Beacon Ninety One International Franchise Fund
I Shares	à	R5 Class shares

Shares of each Acquiring Fund would be distributed pro rata on a class-by-class basis, as applicable, by each Target Fund to shareholders in complete liquidation of the Target Funds. Shareholders will not pay any sales loads, commissions or other transactional fees in connection with the exchange of their Target Fund shares for shares of the corresponding Acquiring Fund.

You are being asked to review the enclosed Proxy Statement and to cast your vote on the proposal to reorganize each Target Fund into the corresponding Acquiring Fund. If the Reorganization Plan is approved, each Target Fund’s existing investment adviser, Ninety One North America, Inc (“Ninety One”), will be replaced by American Beacon Advisors, Inc. (“American Beacon” or the “Manager”), which will serve as manager to each Acquiring Fund. Ninety One will serve as the sub-advisor to each Acquiring Fund.

The Reorganization Plan is not expected to change in any material respect the manner in which the Target Funds are managed, and it is anticipated that the portfolio managers responsible for each Target Fund will be the portfolio managers for the corresponding Acquiring Fund. Each Acquiring Fund is newly organized and was created solely for the purposes of acquiring the assets and assuming the liabilities of the corresponding Target Fund and continuing its business operations. Each Acquiring Fund will have an identical investment objective and investment strategies that are similar to those of the corresponding Target Fund. In addition, the total annual operating expenses of each Acquiring Fund are expected to be the same as or lower than the corresponding Target Fund’s current total annual operating expenses at the same asset levels. Additionally, each Acquiring Fund will cap expenses at the same or a lower rate and with the same or more favorable terms as those that are currently in place for the Target Fund for a period of at least three years from the date of the closing of the applicable Reorganizations. For more information about changes in fees, please see the attached Proxy Statement. The enclosed proxy is being solicited on behalf of the Board of Trustees of The Advisors’ Inner Circle Fund III.

Ninety One and American Beacon will pay the direct fees and expenses associated with the Reorganizations, except that each Target Fund will bear, as applicable, (i) the costs of selling portfolio securities necessary to effect the Reorganization in instances where the Target Fund holds securities in a country that does not permit the in-kind transfer of securities; and (ii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. Each Acquiring Fund will bear, as applicable, the costs of buying portfolio securities necessary to effect the Reorganizations in instances where the Target Fund holds securities in a country that does not permit the in-kind transfer of securities. While no indirect costs are associated with the Reorganizations, it is anticipated that such indirect costs, if any, would be borne by the Acquiring Funds. Such costs, if any, are not expected to be material for the Acquiring Funds and would be subject to the fee waiver agreement. Therefore, it is likely that such costs ultimately would be borne by American Beacon.

The Board of Trustees of The Advisors’ Inner Circle Fund III has approved these proposals and recommends that you vote for the proposals.

Your vote is important no matter how many shares you own. Voting your shares early will avoid repetitive follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting on the Internet or by telephone – instructions can be found on your proxy card. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of the Trust may be voted only in person or by written proxy.

If you have any questions, please call our proxy agent Computershare, Inc. (“Computershare”), at 1-866-461-7163, who will be glad to assist you. You have multiple options available for how to cast your proxy vote:

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Mail:	To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign and date the card(s) and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Phone:	Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card(s). You must have the control number found on the reverse side of your proxy card(s).

Representative: To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

While you may attend the Special Meeting in person, voting today will avoid potential future mailings and phone calls required to obtain shareholder votes.

The attached Combined Proxy Statement and Prospectus contains further information regarding the Reorganizations and the Acquiring Funds. Please read it carefully. If you have any questions regarding the Reorganization, please call Computershare at 1-866-461-7163.

Sincerely,

Michael Beattie

President

The Advisors’ Inner Circle Fund III

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THE ADVISORS’ INNER CIRCLE FUND III

Ninety One Emerging Markets Equity Fund

Ninety One Global Franchise Fund

Ninety One International Franchise Fund

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 13, 2024

To the Shareholders of the Ninety One Emerging Markets Equity Fund, Ninety One Global Franchise Fund and Ninety One International Franchise Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Ninety One Emerging Markets Equity Fund, Ninety One Global Franchise Fund and Ninety One International Franchise Fund (each, a “Fund”), each a series of The Advisors’ Inner Circle Fund III (the “Trust”), is to be to be held at 2:00 pm Eastern Time on November 13, 2024, at the offices of SEI Global Funds Services, the Target Funds’ administrator, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, to act on the following proposals:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”), to reorganize the Ninety One Emerging Markets Equity Fund, a series of the Trust, into the American Beacon Ninety One Emerging Markets Equity Fund, a newly created series of American Beacon Funds (“Acquiring Trust”).	Shareholders of the Ninety One Emerging Markets Equity Fund.
2. To approve the Reorganization Plan, to reorganize the Ninety One Global Franchise Fund, a series of the Trust, into the American Beacon Ninety One Global Franchise Fund, a newly created series of Acquiring Trust.	Shareholders of the Ninety One Global Franchise Fund.
3. To approve the Reorganization Plan, to reorganize the Ninety One International Franchise Fund, a series of the Trust, into the American Beacon Ninety One International Franchise Fund, a newly created series of Acquiring Trust.	Shareholders of the Ninety One International Franchise Fund.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Funds as of the close of business on August 30, 2024, (“Record Date”), are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, if a quorum is present at the Special Meeting but sufficient votes required to approve the Reorganization Plan are not received, or if other matters arise requiring shareholder attention, the persons named as proxies on the enclosed proxy card may, but are not required to, propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 13, 2024, or any adjournment or postponement thereof. This Notice and the attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) are available on the internet at

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https://ninetyone.com/en/united-states/funds-strategies/literature-library?filters=range%3AProxy+documents%3Blanguage%3Aen&group=Proxy+documents

On this webpage, you will be able to access the Notice, the Proxy Statement, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees,

Michael Beattie

President

[XX XX ], 2024

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YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the fund the necessity of further solicitations to ensure a quorum at the Special Meeting. Shareholders may cast their vote by mail, via the internet, and by telephone as set forth below:

Mail:	To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign and date the card(s) and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Phone:	Automated Touchtone: the toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card(s). You must have the control number found on the reverse side of your proxy card(s).

Representative: To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact Computershare, Inc. (“Computershare”), the Funds’ proxy solicitor, toll-free at 1-866-461-7163. If a Fund does not receive your voting instructions after our original mailing, you may be contacted by us or by Computershare representatives, in either case, to remind you to vote.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting. If you plan on attending the Special Meeting in person you must notify Ben Bauman, in writing to Ninety One c/o SEI Global Funds Services at One Freedom Valley Drive, Oaks, Pennsylvania 19456 by November 6, 2024 so that provision may be made for you to be cleared by building security for admittance to the meeting.

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This is a brief overview of the Reorganization proposed for your Fund. We encourage you to read the full text of the enclosed Combined Proxy Statement and Prospectus for more information.

QUESTIONS AND ANSWERS

Q. What is happening? Why did I receive this document?

A. Based on the recommendation of Ninety One North America, Inc. (“Adviser”), the Board of Trustees (“Board”) of The Advisors’ Inner Circle Fund III (“Target Trust”) has approved a Plan of Reorganization and Termination (the “Reorganization Plan”), which provides for the reorganization (the “Reorganization”) of the Ninety One Emerging Markets Equity Fund, Ninety One Global Franchise Fund, and Ninety One International Franchise Fund (each, a “Target Fund” and together, the “Target Funds”) into the American Beacon Ninety One Emerging Markets Equity Fund (“Acquiring Emerging Markets Fund”), American Beacon Ninety One Global Franchise Fund (“Acquiring Global Fund”), and American Beacon Ninety One International Franchise Fund (“Acquiring International Fund”), respectively (each, an “Acquiring Fund” and together, the “Acquiring Funds”), each a series of the American Beacon Funds (“Acquiring Trust”). The Target Funds and Acquiring Funds are each referred to herein as a “Fund” and together as the “Funds.”

You are receiving this document because, as of August 30, 2024, you were a shareholder of a Target Fund. Pursuant to the Reorganization Plan, upon the closing of the Reorganization, your shares of a Target Fund will automatically be exchanged for shares of the corresponding Acquiring Fund equal in number and aggregate net asset value to your Target Fund shares as of the close of business on the day the Reorganization is closed. The Reorganization of the Ninety One Emerging Markets Equity Fund into the American Beacon Ninety One Emerging Markets Equity Fund is currently scheduled to take place on or about February 21, 2025, and the Reorganizations of the Ninety One Global Franchise Fund and Ninety One International Franchise Fund into the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund, respectively, are currently scheduled to take place on or about November 15, 2024 (each, a “Closing Date”).

The Reorganization Plan requires approval by shareholders of a Target Fund, and if the Reorganization Plan is approved, the Reorganization is expected to close on or about the applicable Closing Date, or such other date as the Board may determine.

Pursuant to a separate Asset Purchase Agreement between Ninety One and American Beacon, in connection with the successful closing each proposed Reorganization, American Beacon has agreed to compensate Ninety One in five annual installments following each of the five 12-month periods following the closing date of the Reorganizations, based on the average daily net assets of the Acquiring Funds for each 12-month period, or a certain minimum specified amount, whichever is less. This compensation is payable by American Beacon and not by the Target Funds or Acquiring Funds.

The accompanying document is a Proxy Statement for the Target Funds and Prospectus for the Acquiring Funds (the “Proxy Statement”). The purposes of the Proxy Statement are to: (1) solicit votes from shareholders of the Target Funds to approve the Reorganization Plan, which is attached to the Proxy Statement as Appendix A, and (2) provide information to Target Fund shareholders regarding the various classes of shares of the Acquiring Funds. This Proxy Statement contains information the shareholders of the Target Funds should know prior to the Reorganization. You should retain this document for future reference.

Q. What is the purpose of the Reorganization?

A. The Adviser has proposed reorganizing the Target Funds into the Acquiring Funds because the Reorganizations may benefit Target Fund shareholders by, among other things, providing them with access to American Beacon Advisors, Inc.’s significant distribution platform, which could lead to potential asset growth opportunities that, if realized, could result in Target Fund shareholders experiencing economies of scale and greater efficiencies leading to lower overall costs over time. In addition, the proposed Reorganizations would give Target Fund shareholders the opportunity to diversify through exchange privileges with the other mutual funds in the American Beacon funds complex, which span a wide range of investment objectives and management styles. At a meeting held on June 17-18, 2024 and subsequently in connection with a written consent, after careful consideration

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of a number of factors, the Board of the Target Trust, including all the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Target Trust, voted to approve the Reorganizations as being in the best interests of the Target Funds and their shareholders. See the “Board Considerations” section of the Proxy Statement for further information.

Q.  How will the Reorganization work?

A. If the Reorganization Plan is approved by the Target Funds’ shareholders, and certain other conditions are fulfilled, the Reorganization of the Ninety One Emerging Markets Equity Fund into the American Beacon Ninety One Emerging Markets Equity Fund is currently scheduled to take place on or about February 21, 2025, and the Reorganizations of the Ninety One Global Franchise Fund and Ninety One International Franchise Fund into the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund, respectively, are currently scheduled to take place on or about November 15, 2024. At the designated time, each applicable Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. The shares of each Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and the Target Fund will be terminated. After the close of business immediately prior to the applicable Reorganization, shareholders of the Target Fund will receive shares of the class of the Acquiring Fund equal in number and aggregate NAV to the shares of the Target Fund that the shareholder held immediately prior to the Reorganization as set forth below:

Target Fund		Acquiring Fund
Ninety One Emerging Markets Equity Fund	à	American Beacon Ninety One Emerging Markets Equity Fund
A Shares	à	Y Class shares
I Shares	à	R5 Class shares
Ninety One Global Franchise Fund	à	American Beacon Ninety One Global Franchise Fund
A Shares	à	Y Class shares
I Shares	à	R5 Class shares
Ninety One International Franchise Fund	à	American Beacon Ninety One International Franchise Fund
I Shares	à	R5 Class shares

Please refer to the Proxy Statement for a detailed explanation of the Reorganization Plan.

Q. How will this affect me as a Target Fund shareholder?

A. Shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund. The shares of the Acquiring Fund that you receive will be equal in number and have the same aggregate value as the shares of the Target Fund that you held immediately prior to the Reorganization. No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the Reorganization. The Target Funds’ procedures for purchasing, redeeming and exchanging shares, valuation procedures and tax information are similar to those of the Acquiring Funds.

Q. After the Reorganization, will I own the same number of shares?

A. Yes. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Acquiring Fund shares that you receive will be equal in number and have the same aggregate value as the Target Fund shares you held immediately prior to the Reorganization.

Q.  Is the management of each Target Fund different from the corresponding Acquiring Fund?

A.  No. The Reorganizations are not expected to change in any material respect the manner in which the Target Funds are managed, and it is anticipated that the portfolio managers responsible for each Target Fund will be the portfolio managers for the corresponding Acquiring Fund.

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Q. Will the service providers to the Target Fund change following the Reorganization?

A. The following table outlines the service providers for the Target Funds and the expected service providers for the Acquiring Funds. In addition, the Board of Trustees of the Acquiring Trust is different from the Board of Trustees of the Target Trust.

Service Provider	Target Funds	Acquiring Funds
Investment Advisor	Ninety One North America, Inc.	American Beacon Advisors, Inc.
Sub-Advisor	None	Ninety One North America, Inc.
Custodian	Brown Brothers Harriman & Co.	State Street Bank and Trust Co.
Fund Accounting Agent	SEI Investments Global Funds Services	State Street Bank and Trust Co
Administrator	SEI Investments Global Funds Services	American Beacon Advisors, Inc.
Transfer Agent	SS&C GIDS, Inc.	SS&C GIDS, Inc.
Principal Underwriter	SEI Investments Distribution Co.	Resolute Investment Distributors, Inc.
Legal Counsel	Morgan, Lewis and Bockius LLP	K&L Gates LLP
Auditors	Ernst & Young LLP	PricewaterhouseCoopers LLP

Q. Do the portfolio managers who manage the Target Fund also manage the Acquiring Fund?

A. Yes. It is anticipated that the portfolio managers for each Target Fund will be the portfolio managers for the corresponding Acquiring Fund.

Q. Will there be any changes to my fees and expenses as a result of the Reorganization?

A. After giving effect to the Reorganization, it is expected that the Total Expense Ratio and Net Expense Ratio (as defined below) for each share class of an Acquiring Fund will be the same as or lower than the Total Expense Ratio and Net Expense Ratio of the corresponding share class of each of the Target Funds prior to the Reorganization.

As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” in each Proposal in the Proxy Statement, it is anticipated that the total annual fund operating expense ratio (“Total Expense Ratio”) of each share class of an Acquiring Fund will be lower than the Total Expense Ratio of the corresponding share class of a Target Fund.

A fee waiver and expense reimbursement agreement (a “fee waiver agreement”) is in effect through February 28, 2025 for each Target Fund, and a fee waiver agreement will be in effect through November 30, 2027 or, if longer, three years following the closing date for the Acquiring Global Fund and Acquiring International Fund, and February 21, 2028, or, if longer, three years following the closing date for the Acquiring Emerging Markets Fund. Under the fee waiver agreement, American Beacon Advisors, Inc. (“American Beacon” or the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of each Acquiring Fund’s  Y Class and R5 Class shares through November 30, 2027   or, if longer, three years following the closing date for the Acquiring Global Fund and Acquiring International Fund, and February 21, 2028 or, if longer, three years following the closing date for the Acquiring

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Emerging Markets Fund,   to the extent that Total Annual Fund Operating Expenses exceed 0.92% for the Y Class and 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). Currently, each Acquiring Fund is expected to operate above the expense limitation cap for each share class under its fee waiver agreement. The fee waiver agreement for the Acquiring Funds is similar to the current fee waiver agreement for the Target Funds, except that, for the Target Funds, fees pursuant to the plan of distribution pursuant to Rule 12b-1 under the 1940 Act are excluded from the expense cap, whereas the Acquiring Fund’s fee waiver agreement includes these fees, if any, in the expense cap.

After the expiration of its fee waiver agreement, if American Beacon does not continue to reduce and/or reimburse expenses of an Acquiring Fund’s Y Class and R5 Class shares, the total annual fund operating expenses of that Acquiring Fund’s Y Class and R5 Class shares could exceed the limits set forth in the fee waiver agreement. If this occurs, the expenses borne by shareholders of the Acquiring Fund’s Y Class and R5 Class shares would increase. American Beacon currently intends to recommend to the Acquiring Trust Board the continuation of the fee waiver agreement with the same or substantially similar limits for the Acquiring Funds for the foreseeable future.

As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” in each Proposal in the Proxy Statement, the total annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) for each Acquiring Fund’s Y Class shares is lower than the Net Expense Ratio for each Target Fund’s A Shares, and the Net Expense Ratio for each Acquiring Fund’s R5 Class shares is the same as the Net Expense Ratio of each Target Fund’s I Shares.

Each Target Fund pays Ninety One an advisory fee at the annual rate of 0.75% on the Target Fund’s average daily net assets. Each Acquiring Fund will pay American Beacon a management fee at the annual rate of 0.35% on the first $5 billion of the Acquiring Fund’s average daily net assets, 0.325% on the next $5 billion, 0.30% on the next $10 billion, and 0.275% on assets exceeding $20 billion. Each Acquiring Fund will pay Ninety One an investment advisory fee at the annual rate of 0.40% of the Fund’s average daily net assets. Accordingly, the management fee paid by the Target Fund is the same as the aggregate management fee to be paid by the Acquiring Fund at current asset levels.

Each Target Fund’s A Shares assess a maximum sales charge of 5.75%, but no such sales charge will be assessed by the Acquiring Fund on the Y Class shares. A Target Fund’s A Shares charge a 0.25% Rule 12b-1 fee, but no such fee will be assessed by an Acquiring Fund on the Y Class shares. A Target Fund’s I Shares do not, and an Acquiring Fund’s R5 Class shares will not, assess a sales charge or Rule 12b-1 fee.

Q. Will the Reorganization result in any federal income tax liability for the Target Fund or its shareholders?

A. The Reorganizations are expected to be tax-free transactions for federal income tax purposes. The Acquiring Trust expects that neither a Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Acquiring Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Acquiring Trust, substantially to that effect. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganizations.

While the Reorganizations are expected to be tax-free for federal income tax purposes, you may recognize a gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) as a result of the distribution of net capital gains, if any, realized by a Target Fund in connection with any changes made to align its portfolio with that of an Acquiring Fund prior to a Reorganization. Please see the Proxy Statement for more information.

Q. Will I need to open an account in an Acquiring Fund prior to the Reorganizations?

A. No. If you own your shares of a Target Fund directly, an account will be set up in your name and your shares of your Target Fund automatically will be exchanged for the corresponding class of shares of the corresponding Acquiring Fund. You will receive confirmation of this transaction following the Reorganization. If you own your

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shares of a Target Fund through a financial intermediary, you will continue to own shares of the Acquiring Fund through your financial intermediary.

Q. Can I still purchase and redeem shares of the Target Funds until the Reorganization?

A. Effective November 13, 2024 for the Ninety One Global Franchise Fund and Ninety One International Franchise Fund and February 19, 2025 for the Ninety One Emerging Markets Equity Fund, the Target Funds will no longer accept purchases or exchanges of shares. You may continue to redeem shares of the Target Funds until the day prior to the Closing Date of the Reorganization. Redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring Funds received by the shareholder in connection with the Reorganization.

Q. Who is paying the costs of the Reorganization?

A. Ninety One and American Beacon will pay the direct fees and expenses associated with the Reorganizations, except that each Target Fund will bear, as applicable, (i) the costs of selling portfolio securities necessary to effect the Reorganizations in instances where the Target Fund holds securities in a country that does not permit the in-kind transfer of securities; and (ii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. Each Acquiring Fund will bear, as applicable, the costs of buying portfolio securities necessary to effect the Reorganizations in instances where the Target Fund holds securities in a country that does not permit the in-kind transfer of securities. These expenses are discussed further in the Proxy Statement.

While no indirect costs are associated with the Reorganization, it is anticipated that such indirect costs, if any, would be borne by the Acquiring Funds. Such costs, if any, are not expected to be material for the Acquiring Funds and would be subject to the fee waiver agreement. Therefore, it is likely that such costs ultimately would be borne by American Beacon.

Q. Who do I contact if I have questions about the Reorganization?

A. If you have any questions about the Reorganization, please call representatives of Computershare, Inc., the Target Funds’ proxy solicitor, at 1-866-461-7163.

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PROXY STATEMENT

for

NINETY ONE EMERGING MARKETS EQUITY FUND

NINETY ONE GLOBAL FRANCHISE FUND

NINETY ONE INTERNATIONAL FRANCHISE FUND,

each a series of The Advisors’ Inner Circle Fund III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(844) 426-8721

and

PROSPECTUS

for

AMERICAN BEACON NINETY ONE EMERGING MARKETS EQUITY FUND

AMERICAN BEACON NINETY ONE GLOBAL FRANCHISE FUND

AMERICAN BEACON NINETY ONE INTERNATIONAL FRANCHISE FUND,

each a series of American Beacon Funds

Dated

[XX XX], 2024

220 East Las Colinas Boulevard

Suite 1200

Irving, Texas 75039

(817) 391-6100

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Target Trust Board”) of The Advisors’ Inner Circle Fund III (the “Target Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Ninety One Emerging Markets Equity Fund, Ninety One Global Franchise Fund, and Ninety One International Franchise Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of the Target Trust, to be held at 2:00 pm Eastern Time on November 13, 2024, at the offices of SEI Global Funds Services, the Target Funds’ administrator, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Each Target Fund is managed by Ninety One North America, Inc. (“Ninety One”). At the Special Meeting, shareholders of each Target Fund who are entitled to vote will be asked to approve the following proposals:

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Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”), to reorganize the Ninety One Emerging Markets Equity Fund, a series of the Target Trust, into the American Beacon Ninety One Emerging Markets Equity Fund, a newly created series of American Beacon Funds (“Acquiring Trust”).	Shareholders of the Ninety One Emerging Markets Equity Fund.
2. To approve the Reorganization Plan, to reorganize the Ninety One Global Franchise Fund, a series of the Target Trust, into the American Beacon Ninety One Global Franchise Fund, a newly created series of Acquiring Trust.	Shareholders of the Ninety One Global Franchise Fund.
3. To approve the Reorganization Plan, to reorganize the Ninety One International Franchise Fund, a series of the Target Trust, into the American Beacon Ninety One International Franchise Fund, a newly created series of Acquiring Trust.	Shareholders of the Ninety One International Franchise Fund.

Those present and the appointed proxies also will transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Each proposed reorganization referred to in Proposals 1-3 above is referred to herein as a “Reorganization” and together as the “Reorganizations.”

Each of the American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund is referred to herein as an “Acquiring Fund” and collectively as the “Acquiring Funds,” and each of the Acquiring Funds and Target Funds may be referred to herein as a “Fund.” Each Acquiring Fund is a newly created series of the Acquiring Trust. Each Acquiring Fund will commence operations upon consummation of the respective Reorganization. The Target Funds and Acquiring Funds are open-end management investment companies that are registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”). The Ninety One Emerging Markets Equity Fund and the American Beacon Ninety One Emerging Markets Equity Fund are both “diversified” within the meaning of Section 5(b)(1) of the 1940 Act, , and the other Target Funds and Acquiring Funds are non-diversified.

This Proxy Statement sets forth concisely the basic information you should know before voting on the proposals. You should read it before voting on the proposals and keep it for future reference. Additional information relating to the Acquiring Funds and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated [XX XX], 2024, which is incorporated by reference into this Proxy Statement. Additional information about the Acquiring Funds has been filed with the SEC and is available upon request and without charge by writing to the Acquiring Funds or by calling 800-658-5811. The Target Funds expect that this Proxy Statement will be mailed to shareholders on or about October 7, 2024.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Proxy Statement, which means they are part of this Proxy Statement for legal purposes:

1.	The Statement of Additional Information (“SAI”) dated [XX XX], 2024, relating to this Proxy Statement (File No.[ ]).
2.	The Prospectus and SAI for the Target Funds, dated March 1, 2024 (File Nos. 333-192858 and 811-22920), as supplemented.
a.	Supplement to the Prospectus and SAI dated April 1, 2024
b.	Supplement to the Prospectus and SAI dated August 12, 2024
3.	The Annual Report to shareholders of the Target Funds, for the fiscal year ended October 31, 2023.
4.	The Semi-Annual Report to shareholders of the Target Funds, for the fiscal period ended April 30, 2024.
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The Annual and Semi-Annual Shareholder Reports listed above have previously been provided to shareholders as applicable. For a free copy of these reports or any of the documents listed above, you may call 844-426-8721, download them at www.ninetyone.com, or write to the Target Funds at: Ninety One Funds, One Freedom Valley Drive Oaks, Pennsylvania 19456.

Each of the Target Trust and the Acquiring Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, the Target Trust and the Acquiring Trust must file certain reports and other information with the SEC. Proxy material, reports, proxy and information statements, and other information about the Target Trust and the Acquiring Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Please note that the shares offered by this Proxy Statement are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Funds or Acquiring Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

SUMMARY OF THE PROPOSED REORGANIZATIONS	1
Reasons for the Reorganizations	1
The Reorganizations	1
PROPOSAL 1:TO APPROVE THE REORGANIZATION PLAN TO REORGANIZE THE NINETY ONE EMERGING MARKETS EQUITY FUND, A SERIES OF THE TARGET TRUST, INTO THE AMERICAN BEACON NINETY ONE EMERGING MARKETS EQUITY FUND, A NEWLY CREATED SERIES OF THE ACQUIRING TRUST	3
Comparative Fee and Expense Tables	7
Example of Fund Expenses	9
Fund Turnover	9
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	9
Comparison of Principal Risk Factors	13
Investment Policies/Restrictions	27
Comparative Performance Information	28
Capitalization	29
PROPOSAL 2: TO APPROVE THE REORGANIZATION PLAN, TO REORGANIZE THE NINETY ONE GLOBAL FRANCHISE FUND, A SERIES OF THE TARGET TRUST, INTO THE AMERICAN BEACON NINETY ONE GLOBAL FRANCHISE FUND, A NEWLY CREATED SERIES OF THE ACQUIRING TRUST.	30
Comparative Fee and Expense Tables	34
Example of Fund Expenses	36
Fund Turnover	36
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	36
Comparison of Principal Risk Factors	40
Investment Policies/Restrictions	53
Comparative Performance Information	54
Capitalization	55
PROPOSAL 3: TO APPROVE THE REORGANIZATION PLAN, TO REORGANIZE THE NINETY ONE INTERNATIONAL FRANCHISE FUND, A SERIES OF THE TARGET TRUST, INTO THE AMERICAN BEACON NINETY ONE INTERNATIONAL FRANCHISE FUND, A NEWLY CREATED SERIES OF THE ACQUIRING TRUST.	56
Comparative Fee and Expense Tables	59
Example of Fund Expenses	60
Fund Turnover	61
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	61
Comparison of Principal Risk Factors	64
Investment Policies/Restrictions	78
Comparative Performance Information	79
Capitalization	80
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	80
Terms of the Reorganization Plan	80
Description of the Securities to Be Issued	82
Board Considerations	82
Comparison of Investment Policies/Restrictions	83
Federal Income Tax Consequences of the Reorganization	87
Form of Organization and Rights of Shareholders of the Funds	88
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SUMMARY OF THE PROPOSED REORGANIZATIONS

You should read this entire Proxy Statement carefully. The following is a summary of certain information relating to the Reorganizations and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement and the attached appendices. For additional information about the Reorganizations, you should consult the Reorganization Plan, a copy of the form of which is attached hereto as Appendix A.

Reasons for the Reorganizations

Ninety One North America, Inc., (“Ninety One”) the Target Funds’ investment advisor, has proposed reorganizing the Target Funds into the Acquiring Funds because the Reorganization may benefit Target Fund shareholders by, among other things, providing them with access to American Beacon Advisors, Inc.’s (“American Beacon”) significant distribution platform, which could lead to potential asset growth opportunities that, if realized, could result in Target Fund shareholders experiencing economies of scale and greater efficiencies leading to lower overall costs over time. In addition, the proposed Reorganizations would give Target Fund shareholders the opportunity to diversify through exchange privileges with the other mutual funds in the American Beacon funds complex, which span a wide range of investment objectives and management styles. At a meeting held on June 17-18, 2024 and subsequently in connection with a written consent, after careful consideration of a number of factors, the Target Trust Board, including all the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Target Trust, voted to approve the Reorganizations as being in the best interests of the Target Funds and their shareholders. See “Board Considerations” below for further information.

The Reorganizations

The Reorganizations are expected to take effect on or about the dates listed below (each, a “Closing Date”):

Reorganization	Closing Date
Ninety One Emerging Markets Equity Fund - American Beacon Ninety One Emerging Markets Equity Fund	February 21, 2025
Ninety One Global Franchise Fund - American Beacon Ninety One Global Franchise Fund	November 15, 2024
Ninety One International Franchise Fund - American Beacon Ninety One International Franchise Fund	November 15, 2024

The Reorganization of the Ninety One Emerging Markets Equity Fund into the American Beacon Ninety One Emerging Markets Equity Fund is expected to occur at a later date to provide sufficient time for the American Beacon Ninety One Emerging Markets Equity Fund to open the necessary foreign market accounts.

If the shareholders of the Target Funds approve the Reorganization Plan, the Reorganization Plan provides for:

●	the Target Funds’ transfer of all the assets of each Target Fund to the corresponding Acquiring Fund in exchange solely for Acquiring Fund shares having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all the liabilities of the Target Fund;
●	the distribution of those Acquiring Fund shares pro rata to the Target Funds’ shareholders in exchange for their shares therein and in complete liquidation thereof; and
●	the complete termination of the Target Funds.
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Approval of the Reorganization Plan by shareholders of each Target Funds will constitute approval of the transfer of each Target Fund’s assets, the assumption of all of its liabilities, the distribution of the applicable Acquiring Fund’s shares, and liquidation of the Target Fund.

After the close of business on the applicable Closing Date, each Target Fund shareholder will receive shares equal in number to and with the same aggregate value as the shares of the Target Fund that the shareholder held immediately prior to the Reorganization, as set forth below:

Target Fund		Acquiring Fund
Ninety One Emerging Markets Equity Fund	à	American Beacon Ninety One Emerging Markets Equity Fund
A Shares	à	Y Class shares
I Shares	à	R5 Class shares
Ninety One Global Franchise Fund	à	American Beacon Ninety One Global Franchise Fund
A Shares	à	Y Class shares
I Shares	à	R5 Class shares
Ninety One International Franchise Fund	à	American Beacon Ninety One International Franchise Fund
I Shares	à	R5 Class shares

The Funds have similar, but not identical, distribution and purchase procedures, exchange rights and redemption procedures. There is no minimum initial or subsequent investment amount for A Shares or I Shares of the Target Fund. For the Acquiring Fund, the Y Class shares have a $100,000 minimum initial investment amount, and the R5 Class shares have a $250,000 minimum initial investment amount. These minimum investment requirements will be waived for all Target Fund shareholders in connection with the Reorganization, and Target Fund shareholders will be able to continue to purchase Y Class or R5 Class shares of the Acquiring Fund without meeting the respective minimum initial investment amounts. You will not incur any sales loads or similar transaction charges as a result of the Reorganizations. After giving effect to the Reorganizations, the gross total annual operating expenses of each share class of the Acquiring Funds are expected to be lower than that of the respective class of the Target Funds. Additionally, after the applicable fee waivers, the net total annual fund operating expense ratio of each class of the Acquiring Fund is expected to be the same as or lower than the net total annual fund operating expense ratio of each class of the Target Fund shares. The expense cap for each class of the Acquiring Funds will not be increased for at least three years after the applicable Closing Date.

The Reorganizations are expected to be tax-free transactions for federal income tax purposes. The Acquiring Trust expects that neither the Target Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganizations, and the Acquiring Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Acquiring Trust, substantially to that effect. See “Federal Income Tax Consequences of the Reorganizations” below for further information. It is expected that the Target Funds may make taxable distributions to their respective shareholders in advance of the Reorganizations. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

Pursuant to a separate Asset Purchase Agreement between Ninety One and American Beacon, in connection with the successful closing of each proposed Reorganization, American Beacon has agreed to compensate Ninety One in five annual installments following each of the five 12-month periods following the closing date of the Reorganizations, based on the average daily net assets of the Acquiring Funds for each 12-month period, or a certain minimum specified amount, whichever is less. This compensation is payable by American Beacon and not by the Target Funds or Acquiring Funds.

The proposed Reorganizations are not contingent upon one another. Accordingly, if you approve the Reorganization Plan with respect to your Target Fund, the Reorganization for that Target Fund is expected to be completed on the applicable Closing Date, irrespective of the determinations of the shareholders of the other Target Funds.

The Target Trust Board has unanimously approved the Reorganization Plan with respect to each Target Fund. Accordingly, the Target Trust Board is submitting the Reorganization Plan for approval by the shareholders of each Target Fund. In considering whether to approve a proposal (a “Proposal”), you should review the Proposal for the

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Target Fund(s) in which you were a shareholder on the Record Date (as defined under “Voting Information”). In addition, you should review the information in this Proxy Statement that relates to all of the Proposals and the Reorganization Plan generally. The Target Trust Board recommends that you vote “FOR” the Proposal applicable to your Target Fund(s) to approve the Reorganization Plan.

PROPOSAL 1: To approve the Reorganization Plan to reorganize the Ninety One Emerging Markets Equity Fund, a series of the Target Trust, into the American Beacon Ninety One Emerging Markets Equity Fund, a newly created series of THE ACQUIRING TRUST.

This Proposal 1 requests your approval of the Reorganization Plan, pursuant to which the Ninety One Emerging Markets Equity Fund (the “Target Fund”) will be reorganized into the American Beacon Ninety One Emerging Markets Equity Fund (the “Acquiring Fund”).

In considering whether you should approve this Proposal, you should note the following:

Investment Objectives, Policies, Strategies and Risks of the Funds

•	The Target Fund and Acquiring Fund pursue an identical investment objective: to seek long-term capital growth. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders.

•	The Target Fund and the Acquiring Fund have similar principal investment strategies and policies/restrictions. Under normal circumstances, the Target Fund invests, and the Acquiring Fund will invest, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market companies, and in other instruments, such as shares of exchange-traded funds, that have economic characteristics similar to such securities. The Funds may invest cash balances in other investment companies, including, in the case of the Acquiring Fund, a government money market fund advised by American Beacon, with respect to which American Beacon receives a management fee, whereas the Target Fund does not invest cash balances in any affiliated investment companies. Both Funds have a policy permitting the lending of portfolio securities to certain qualified broker-dealers and institutions, but the Target Fund has not engaged in securities lending, whereas the Acquiring Fund intends to engage in securities lending.

Additionally, although the principal investment strategies do not differ between the Target Fund and the Acquiring Fund other than as described in the prior paragraph, the Acquiring Fund describes in greater detail certain aspects of the principal investment strategies, including that: (i) the Acquiring Fund may invest in U.S. dollar-denominated foreign stocks traded on U.S. exchanges; (ii) the Acquiring Fund generally invests in medium and large capitalization companies; (iii) the securities in which the Acquiring Fund may invest may exhibit characteristics of either value stocks or growth stocks; (iv) the Acquiring Fund may from time to time have significant positions in the information technology sector and the Pacific Basin region; and (v) Ninety One incorporates environmental, social and/or governance analysis as a consideration in the assessment of potential portfolio investments. In addition, the Acquiring Fund has determined that investment in preferred stock is not expected to be a principal investment strategy and has disclosed such investments in its Statement of Additional Information.

•	Although the Funds describe and organize them differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are generally similar because the Funds have identical investment objectives and similar principal investment strategies.

In addition, the Acquiring Fund discloses the following principal risks in its Prospectus that the Target Fund does not: Cybersecurity and Operational Risk, Environmental, Social, and/or Governance Investing Risk, the U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges sub-risk of Equity Securities Risk, the Pacific Basin Securities sub-risk of Geographic Concentration Risk, Growth Companies Risk, Investment Risk, Issuer Risk, Market Risk and its Recent Market Events sub-risk, Market Timing Risk, Model and Data Risk, Other Investment Companies Risk and its Government Money Market Funds sub-risk, Sector Risk and

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its Information Technology Sector sub-risk, and Value Stocks Risk. The Target Fund discloses the following principal risks in its Prospectus that the Acquiring Fund does not: Preferred Stock Risk and Small-Capitalization Companies Risk. These differences are due to different determinations regarding the principal risks made by the Acquiring Fund and the Target Fund. Like the Target Fund, the Acquiring Fund is subject to Active Management Risk and Liquidity Risk, but discusses those risks under Securities Selection Risk, Redemption Risk and Valuation Risk.

In addition, while both Funds permit securities lending, the Target Fund has not engaged in securities lending, whereas the Acquiring Fund intends to do so. Accordingly, the Acquiring Fund includes Securities Lending Risk as a Principal Risk, but the Target Fund does not.

•	The fundamental investment policies/restrictions and certain non-fundamental investment policies/restrictions for the Funds are identical. However, the Acquiring Fund has certain non-fundamental investment policies/restrictions that the Target Fund does not.

Manager, Sub-Advisor and Other Service Providers

•	Ninety One North America, Inc. (“Ninety One”) currently serves as the investment adviser for the Target Fund. After the proposed Reorganization, American Beacon Advisors, Inc. (“American Beacon” or the “Manager”) will serve as the Manager for the Acquiring Fund and Ninety One will serve as the sub-advisor for the Acquiring Fund. In particular, the portfolio managers at Ninety One who are jointly and primarily responsible for the day to day portfolio management of the Target Fund will also serve in that capacity for the Acquiring Fund. The Reorganization will shift management oversight responsibility for the Target Fund from Ninety One to American Beacon. Ninety One will continue to manage the Acquiring Fund on a day-to-day basis, and American Beacon will be responsible for overseeing the management of the Acquiring Fund by Ninety One. For a detailed description of Ninety One and American Beacon, please see “Additional Information about the Funds – Service Providers” below.

•	The principal underwriter, administrator, custodian and fund accounting agent and auditor for the Target Fund and the Acquiring Fund are different. See “Additional Information About the Funds – Service Providers” below for further information.

•	Resolute Investment Distributors, Inc. (“RID”) is the principal underwriter for the shares of the Acquiring Fund and will act as the Acquiring Fund’s agent in connection with the continuous offering of shares of the Acquiring Fund. The Acquiring Fund’s distributor has no obligation to sell any specific quantity of the Acquiring Fund’s shares. RID is affiliated with American Beacon through common ownership.

Fees and Expenses of the Funds

•	As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” below, it is anticipated that the gross total annual fund operating expense ratio (“Total Expense Ratio”) of each share class of the Acquiring Fund will be lower than the Total Expense Ratio of the corresponding share class of the Target Fund.

•	The total annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) for the Acquiring Fund’s Y Class shares will be lower than the Net Expense Ratio for the Target Fund’s A Shares, and the Net Expense Ratio for the Acquiring Fund’s R5 Class shares will be the same as the Net Expense Ratio of the Target Fund’s I Shares.

•	The Target Fund pays Ninety One an advisory fee at the annual rate of 0.75% on the Fund’s average daily net assets. The Acquiring Fund will pay American Beacon a management fee at the annual rate of 0.35% on the first $5 billion of the Acquiring Fund’s average daily net assets, 0.325% on the next $5 billion, 0.30% on the next $10 billion, and 0.275% on assets exceeding $20 billion. The Acquiring Fund will pay Ninety One an investment advisory fee at the annual rate of 0.40% of the Fund’s average daily net assets. Accordingly,
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the management fee paid by the Target Fund is the same as the aggregate management fee to be paid by the Acquiring Fund at current asset levels.

•	The Target Fund’s A Shares assess a maximum sales charge of 5.75%, but no such sales charge will be assessed by the Acquiring Fund on the Y Class shares. The Target Fund’s A Shares charge a 0.25% Rule 12b-1 fee, but no such fee will be assessed by the Acquiring Fund on the Y Class shares. The Target Fund’s I Shares do not, and the Acquiring Fund’s R5 Class shares will not, assess a sales charge or Rule 12b-1 fee.

•	A fee waiver and expense reimbursement agreement (a “fee waiver agreement”) is in effect through February 28, 2025 for the Target Fund, and a fee waiver agreement will be in effect through February 21, 2028 or, if longer, three years following the closing date for the Acquiring Fund. Under the fee waiver agreement, American Beacon has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s Y Class and R5 Class shares through February 21, 2028 or, if longer, three years following the closing date, to the extent that Total Annual Fund Operating Expenses exceed 0.92% for the Y Class and 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). Currently, the Acquiring Fund is expected to operate above the expense limitation cap for each share class under its fee waiver agreement. The fee waiver agreement for the Acquiring Fund is similar to the current fee waiver agreement for the Target Fund, except that, for the Target Fund, fees pursuant to the plan of distribution pursuant to Rule 12b-1 under the 1940 Act are excluded from the expense cap, whereas the Acquiring Fund’s fee waiver agreement includes these fees, if any, in the expense cap.

After the expiration of the current fee waiver agreement, if American Beacon does not continue to reduce and/or reimburse expenses of the Acquiring Fund’s Y Class and R5 Class shares, the total annual fund operating expenses of the Acquiring Fund’s Y Class and R5 Class shares could exceed the limits set forth in the current fee waiver agreement. If this occurs, the expenses borne by shareholders of the Acquiring Fund’s Y Class and R5 Class shares would increase. American Beacon currently intends to recommend to the Acquiring Trust Board the continuation of the fee waiver agreement with the same or substantially similar limits for the Acquiring Fund for the foreseeable future.

Shares of the Acquiring Fund

•	Shareholders of A Shares of the Target Fund will receive Y Class shares of the Acquiring Fund and shareholders of I Shares of the Target Fund will receive R5 Class shares of the Acquiring Fund in connection with the proposed Reorganization. These shares will be equal in number to and have the same aggregate value as the Target Fund shares that the shareholder held immediately prior to the Reorganization. Shareholders will not pay any sales charges in connection with the proposed Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

•	The interests of the Funds’ shareholders will not be diluted by the Reorganization, because shareholders of the Target Fund will receive Y Class and/or R5 Class shares of the Acquiring Fund, as applicable, that are equal in number to and have the same aggregate value as the A Shares and/or I Shares, respectively, of the Target Fund that the shareholder held immediately prior to the Reorganization.

•	The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement. The Acquiring Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Target Fund’s assets and assuming the Target Fund’s liabilities and continuing its business investment operations and will not conduct any investment operations until after the Closing Date. If shareholders of the Target Fund approve the Reorganization, the Target Fund will be the accounting survivor, and the Acquiring Fund will assume and publish the operating history and performance record of the Target Fund.

•	The Funds have similar, but not identical, distribution and purchase procedures, exchange rights and redemption procedures. There is no minimum initial or subsequent investment amount for A Shares or I
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Shares of the Target Fund. For the Acquiring Fund, the Y Class shares have a $100,000 minimum initial investment amount, and the R5 Class shares have a $250,000 minimum initial investment amount. These minimum investment requirements will be waived for all Target Fund shareholders in connection with the Reorganization, and Target Fund shareholders will be able to continue to purchase Y Class or R5 Class shares of the Acquiring Fund without meeting the respective minimum initial investment amounts. The Funds’ distribution and purchase procedures, exchange rights and redemption procedures are discussed further in “Additional Information About the Reorganizations—Comparison of Distribution and Purchase, Redemption and Exchange Procedures” and in Appendix C below.

Costs and Tax Consequences of the Reorganization

•	The Reorganization is expected to be a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). American Beacon expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

•	Except as noted below, Ninety One and American Beacon have agreed to bear the direct costs and expenses related to the proposed Reorganizations. In this regard, Ninety One and American Beacon have agreed to bear the following direct costs equally: (a) the costs of preparing the Reorganization Plan and the costs of preparing the Proxy Statement and seeking approval of the Reorganization Plan by the Target Fund shareholders; (b) the costs associated with transfer agency and custodian conversions in connection with the Reorganization; (c) service provider termination fees for the Target Fund; (d) costs of preparing and filing the Acquiring Fund’s registration statement; (e) the costs of preparing and filing the Target Fund’s prospectus supplement; and (f) the costs of meetings of the Target Trust Board and the Acquiring Trust Board. For the other direct costs of the Reorganization, Ninety One or its affiliates and American Beacon or its affiliates will each bear their own costs. The Funds, however, will bear the following direct costs and expenses related to the proposed Reorganization:

o	Certain of the countries in which the securities in which the Target Fund invests do not permit a change in the beneficial ownership of securities such as would occur in connection with the Reorganization. Accordingly, the Target Fund plans to sell approximately 57% of its assets in advance of the Reorganization, and the Acquiring Fund plans to purchase those securities as promptly as possible following the Reorganization. As a result of these sales, the Target Fund could recognize net capital gains that would be taxable to Target Fund shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets (unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts) when distributed to them before the Reorganization. The sale of such securities before the Reorganization could result in the Target Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. Depending on when such sales and reinvestment occur, the wash sale rules may defer the recognition of losses for income tax purposes. If the sales of the Target Fund’s portfolio and the purchases by the Acquiring Fund had been effected as of June 30, 2024, the repositioning would have resulted in brokerage transaction costs of approximately $295,000 or approximately 0.09% of the Target Fund’s net assets. These sales and repurchases are not anticipated to have a material impact on the management of the Funds.

Certain non-U.S. markets also may impose stamp duties in connection with the transfer of non-U.S. portfolio securities from the Target Fund to the Acquiring Fund. The Target Fund is expected to pay approximately $159,000 in such stamp duties before the Closing Date, or approximately 0.05% of the Fund’s net assets.

•	Except as noted above, the Target Fund and the Acquiring Fund will not bear any of the direct costs and expenses of the proposed Reorganization unless the payment of such expenses by another party would result in the Fund’s disqualification as a “regulated investment company” under the Code or would prevent the proposed Reorganization from qualifying as a tax-free reorganization or cause the Fund to incur a tax liability. While no indirect costs are associated with the Reorganization, it is anticipated that such indirect costs, if
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any, would be borne by the Acquiring Fund. Such costs, if any, are not expected to be material for the Acquiring Fund and would be subject to the fee waiver agreement. Therefore, it is likely that such costs ultimately would be borne by American Beacon.

•	While the Reorganization is expected to be tax-free for federal income tax purposes, you may recognize a gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) as a result of the distribution of net capital gains, if any, realized by the Target Fund in connection with the sale of securities described above.

Alternatives to the Reorganization

•	If the Target Fund is not reorganized into the Acquiring Fund, the Target Trust Board may take such further action as they may deem to be in the best interests of the Target Fund and its shareholders.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of the Target Fund and the estimated pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the proposed Reorganization. The Acquiring Fund is newly organized and has not had any operations of its own to date. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For future purchases of the Target Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in A Shares of the Target Fund. More information about these and other discounts is available (i) from your financial professional, (ii) in the Target Fund’s prospectus and, (iii) in the Target Fund’s Statement of Additional Information. There is no sales charge imposed on purchases (as a percentage of offering price) for the Target Fund’s I Shares, or the Acquiring Fund’s Y Class or R5 Class shares. More information is available in “Choosing Your Share Class” on page [C-3].

Expenses for each share class of the Target Fund are based on the operating expenses incurred by each such class of shares for the six-month period ended April 30, 2024 and are annualized. The pro forma fees and expenses of the Acquiring Fund assume that the Reorganization had been in effect for the same period.

Fees and Expenses	Ninety One Emerging Markets Equity Fund A Shares	American Beacon Ninety One Emerging Markets Equity Fund Y Class (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	N/A	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.28%	0.30%[1]
Total Annual Fund Operating Expenses	1.28%	1.05%
Fee Waiver and/or Expense Reimbursement	(0.18)%[2]	0.13%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%[4]	0.92%

1 Other Expenses are based on estimated expenses for the current fiscal year.

2 Ninety One North America, Inc. (the “Adviser” or “Ninety One”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target Fund, 12b-1 Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.85% of the average daily net assets of each of the Target Fund’s share classes until February 28, 2025 (the “contractual expense limit”). In addition, the Adviser may receive from the Target Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the

7

recoupment. This agreement will terminate automatically upon the termination of the Target Fund’s investment advisory agreement and may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2025. The Adviser’s right to seek reimbursement of fees waived or payments made to the Target Fund will terminate upon the consummation of the proposed Reorganization.

3 American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s  Y Class and R5 Class shares, as applicable, through February 21, 2028  or, if longer, three years following the closing date to the extent that Total Annual Fund Operating Expenses exceed 0.92% for the Y Class and 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Acquiring Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Acquiring Fund. The Manager can be reimbursed by the Acquiring Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

4 Due to rounding, the amount shown for A Shares does not correlate to the figure shown in the Target Fund’s Financial Highlights table.

Fees and Expenses	Ninety One Emerging Markets Equity Fund I Shares	American Beacon Ninety One Emerging Markets Equity Fund R5 Class (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	N/A	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	N/A	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.00%
Other Expenses	0.28%	0.23%[1]
Total Annual Fund Operating Expenses	1.03%	0.98%
Fee Waiver and/or Expense Reimbursement	(0.18)%[2]	(0.13)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.85%

1 Other Expenses are based on estimated expenses for the current fiscal year.

2 Ninety One North America, Inc. (the “Adviser” or “Ninety One”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target Fund, 12b-1 Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.85% of the average daily net assets of each of the Target Fund’s share classes until February 28, 2025 (the “contractual expense limit”). In addition, the Adviser may receive from the Target Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Target Fund’s investment advisory agreement and may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2025. The Adviser’s right to seek reimbursement of fees waived or payments made to the Target Fund will terminate upon the consummation of the proposed Reorganization

3 American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s  Y Class and R5 Class shares, as applicable, through February 21, 2028   or, if longer, three years following the closing date to the extent that Total Annual Fund Operating Expenses exceed 0.92% for the Y Class and 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Acquiring Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Acquiring Fund. The Manager can be reimbursed by the Acquiring Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment

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Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

•	You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Each Fund’s operating expenses remain the same; and
•	The applicable contractual fee waiver/expense reimbursement agreement remains in place for the term of the agreement.

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Ninety One Emerging Markets Equity Fund
A Shares	$112	$388	$685	$1,529
I Shares	$87	$310	$551	$1,243
Pro forma American Beacon Ninety One Emerging Markets Equity Fund (assuming the proposed Reorganization is approved)
Y Class	$94	$293	$539	$1,245
R5 Class	$87	$271	$502	1,164

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the portfolio turnover rate for the Target Fund was 48% of the average value of its portfolio and, for the six-month period ended April 30, 2024, the portfolio turnover rate for the Target Fund was 33%. The Acquiring Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Target Fund and the Acquiring Fund have identical investment objectives and similar principal investment strategies and policies/restrictions. Each Fund’s investment objective is long-term capital growth. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The Funds’ investment objectives are “non-fundamental,” which means that they can be changed by a Fund’s Board of Trustees without the approval of Fund shareholders.

Under normal circumstances, the Target Fund invests, and the Acquiring Fund will invest, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market companies, and in other instruments, such as shares of exchange-traded funds, that have economic characteristics similar to such securities. The Funds may invest cash balances in other investment companies, including in the case of the Acquiring Fund, a government money market fund advised by American Beacon, with respect to which American Beacon receives a management fee, whereas the Target Fund does not invest cash balances in any affiliated investment companies. Both Funds have a policy permitting the lending of portfolio securities to certain qualified broker-dealers and institutions, but the Target Fund has not engaged in securities lending, whereas the Acquiring Fund intends to engage in securities lending.

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Additionally, although the principal investment strategies do not differ between the Target Fund and the Acquiring Fund other than as described in the prior paragraph, the Acquiring Fund describes in greater detail certain aspects of the principal investment strategies, including that: (i) the Acquiring Fund may invest in U.S. dollar-denominated foreign stocks traded on U.S. exchanges; (ii) the Acquiring Fund generally invests in medium and large capitalization companies; (iii) the securities in which the Acquiring Fund may invest may exhibit characteristics of either value stocks or growth stocks; (iv) the Acquiring Fund may from time to time have significant positions in the information technology sector and the Pacific Basin region; and (v) Ninety One incorporates environmental, social and/or governance analysis as a consideration in the assessment of potential portfolio investments. In addition, the Acquiring Fund has determined that investment in preferred stock is not expected to be a principal investment strategy and has disclosed such investments in its Statement of Additional Information.

Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below. In addition, additional information regarding the investments in which the Acquiring Fund will invest is included in Appendix C under the heading “Additional Information About the Acquiring Funds’ Investments.”

Target Fund	Acquiring Fund
Ninety One Emerging Markets Equity Fund	American Beacon Ninety One Emerging Markets Equity Fund
Investment Objective

The investment objective of the Fund is long-term capital growth.

The Fund’s investment objective is non-fundamental, which means that it may be changed by the Fund’s Board of Trustees without the approval of Fund shareholders.

Same.
Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies, and in other instruments, such as shares of exchange-traded funds (“ETFs”), that have economic characteristics similar to such securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The equity securities in which the Fund invests are primarily common stocks, but may also include preferred stock, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”). The Fund may invest in securities of companies with any market capitalization. The Fund typically invests in securities of approximately 70-100 companies.

Emerging market countries are countries that (i) major international financial institutions, such as the International Monetary Fund and the World Bank, consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe or (ii) are represented in the MSCI

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market companies, and in other instruments, such as shares of exchange traded funds (“ETFs”), that have economic characteristics similar to such securities.

The equity securities in which the Fund invests are primarily common stocks but may also include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.

Emerging market countries are countries that (i) major international financial institutions, such as the International Monetary Fund and the World Bank, consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe or (ii) are represented in the MSCI Emerging Markets Index, the Fund’s benchmark index. Emerging market countries can include every nation whose market is not included in the MSCI World Index. As of May 31, 2024, the MSCI World Index includes

10

Emerging Markets Index, the Fund’s benchmark index. Emerging market countries can include every nation whose market is not included in the MSCI World Index. The current MSCI World Index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The Fund considers a company to be an emerging market company if: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular company could be deemed to be located in more than one country. A company that is deemed to be located in both an emerging market country and a non-emerging market country may be considered by the Fund to be an emerging market company.

From time to time, the Fund may invest a significant amount of its assets in a particular country, such as the People’s Republic of China (“China”). The Fund may invest in A Shares of companies incorporated in China (“China A Shares”) that trade on the Shanghai Stock Exchange and the  Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China. The Fund may also invest in China through H Shares, which are shares of companies incorporated in China that are traded on the Hong Kong Stock Exchange.

In selecting investments to buy for the Fund, the Adviser combines a proprietary screening process with a fundamental research process to seek to identify high quality, attractively valued companies with improving operating performance that are receiving increasing investor attention as evidenced by stock price momentum which the Adviser measures by analyzing current stock price as compared to longer term moving averages of such stock price. The Adviser may sell a stock if the investment case is no longer valid, the stock reaches its fair value or the Adviser identifies a better investment opportunity.

Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the U.S. The Fund considers a company to be an emerging market company if: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular company could be deemed to be located in more than one country. A company that is deemed to be located in both an emerging market country and a non-emerging market country may be considered by the Fund to be an emerging market company.

Although the Fund may invest in securities of companies with any market capitalization, the Fund generally invests in medium and large capitalization companies. The securities of companies held by the Fund may exhibit characteristics of either value stocks or growth stocks during the time they are held by the Fund. The Fund’s investments in equity securities may be denominated in foreign currencies, and the Fund may invest directly in foreign currencies. The Fund typically invests in securities of approximately 70-100 companies. Although the Fund seeks investments across a number of sectors, from time to time, the Fund may have significant positions in particular sectors, including the Information Technology sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Information Technology sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

The Fund may have significant exposure to issuers located in, or with economic ties to, China and the Pacific Basin (which includes, among others, Japan, Australia, Taiwan and Hong Kong). However, as the geographic composition of the Fund’s portfolio changes over time, the Fund’s exposure to China and/or the Pacific Basin may decline, and the Fund’s exposure to other geographic areas may increase. The Fund may invest in A Shares of companies incorporated in China (“China A Shares”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China. The Fund may also invest in China through H Shares, which are shares of companies incorporated in China that are traded on the Hong Kong Stock Exchange.

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In selecting investments to buy for the Fund, the sub-advisor combines a proprietary screening process with a fundamental research process to seek to identify high quality, attractively valued companies with improving operating performance that are receiving increasing investor attention as evidenced by stock price momentum which the sub-advisor measures by analyzing current stock price as compared to longer term moving averages of such stock price. The sub-advisor may sell a stock if the investment case is no longer valid, the stock reaches its fair value or the sub-advisor identifies a better investment opportunity.

The sub-advisor’s investment process incorporates environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made. In addition, the sub-advisor does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

The Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager receives a management fee and ETFs. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

Investment Adviser
Ninety One North America, Inc.	American Beacon Advisors, Inc.
Investment Sub-Advisor
None.	Ninety One North America, Inc.
Portfolio Managers

Archie Hart and Varun Laijawalla are jointly and primarily responsible for the day-to-day management of the Target Fund.

Archie Hart, Portfolio Manager at Ninety One UK Ltd. (“Ninety One UK”), an affiliate of Ninety One, has managed the Target Fund since its inception in 2018. Mr. Hart joined Ninety One UK in 2008. Mr. Hart graduated from the University of Sheffield in 1986 with a degree in Business Studies.

Same.
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Varun Laijawalla, Portfolio Manager at Ninety One UK, has managed the Target Fund since 2023. Mr. Laijawalla joined Ninety One UK in 2016. Mr. Laijawalla received his BA from University of Warwick. Mr. Laijawalla also received an MBA with a specialization in Finance from Institut Européen d’Administration des Affaires.

Comparison of Principal Risk Factors

There is no assurance that the Funds will achieve their investment objectives, and you could lose part or all of your investment in the Funds. The Funds are not designed for investors who need an assured level of current income and are intended to be a long-term investment. The Funds are not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Funds.

Although the Funds describe and organize them differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are generally similar because the Funds have identical investment objectives and similar principal investment strategies.

In addition, the Acquiring Fund discloses the following principal risks in its Prospectus that the Target Fund does not: Cybersecurity and Operational Risk, Environmental, Social, and/or Governance Investing Risk, the U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges sub-risk of Equity Securities Risk, the Pacific Basin Securities sub-risk of Geographic Concentration Risk, Growth Companies Risk, Investment Risk, Issuer Risk, Market Risk and its Recent Market Events sub-risk, Market Timing Risk, Model and Data Risk, Other Investment Companies Risk and its Government Money Market Funds sub-risk, Sector Risk and its Information Technology Sector sub-risk, and Value Stocks Risk. The Target Fund discloses the following principal risks in its Prospectus that the Acquiring Fund does not: Preferred Stock Risk and, Small-Capitalization Companies Risk. These differences are due to different determinations regarding the principal risks made by the Acquiring Fund and the Target Fund. Like the Target Fund, the Acquiring Fund is subject to Active Management Risk and Liquidity Risk, but discusses those risks under Securities Selection Risk, Redemption Risk and Valuation Risk. In addition, while both Funds permit securities lending, the Target Fund has not engaged in securities lending, whereas the Acquiring Fund intends to do so. Accordingly, the Acquiring Fund includes Securities Lending Risk as a Principal Risk, but the Target Fund does not.

The Acquiring Fund is subject to the principal risks described below. These risks are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of the Acquiring Fund, regardless of the order in which it appears.

Currency Risk

The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.

13

Cybersecurity and Operational Risk	Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, as well as the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.
Emerging Markets Risk	When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and less reliable clearance and settlement, registration, and custodial procedures. In addition, there may be less publicly available or less reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, which can impede the sub-advisor’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, either through the foreign judicial system or through a private arbitration process. These matters have the potential to impact the Fund’s investment objective and performance.
14

Environmental, Social, and/or Governance Investing Risk	The use of environmental, social and/or governance (“ESG”) considerations by the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The use of ESG investment considerations may also affect the Fund’s exposure to certain investments, sectors or industries, which may impact the Fund’s relative investment performance depending on the performance of those issuers, sectors or industries. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the sub-advisor has established its own ESG integration process in accordance with the Fund’s investment strategies, successful integration of ESG factors will depend on the sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing an ESG analysis and considering ESG risks. Because there are few generally accepted standards to use in such considerations, the information may not be readily available, complete or accurate, and may differ from the information and considerations used for other funds, which could negatively impact the Fund’s performance or create additional risk in the portfolio. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.
Equity Investments Risk

Equity securities represent ownership interests in companies and are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

•      Common Stock Risk. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

•      Depositary Receipts Risk. The Fund may invest in securities issued by foreign companies through ADRs. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement. There may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities.

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•      U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Foreign stocks traded on U.S. exchanges transact and settle in U.S. dollars, but performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company. To the extent the Fund invests in U.S. dollar-denominated foreign stocks traded on U.S. exchanges, delisting of these stocks could impact the  Fund’s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility; (6) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency, and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. Additionally, in certain markets, the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country.

There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries may require advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Geographic Concentration Risk

From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds. The economies and financial markets of certain countries or regions can be highly interdependent. Therefore, a decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

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China Investment Risk. Investing in securities of Chinese issuers, including A-Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, vulnerability to competition from other emerging economies in Asia, potential for increased trade tariffs, embargoes, sanctions and other trade limitations, and custody risks associated with programs used to access Chinese securities.

The Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries, and compel private companies to publicly offer their securities in an effort to increase or continue the rate of economic growth, control the rate of inflation, or otherwise regulate economic expansion. In addition, expropriation, including nationalization, confiscatory taxation, potentially frequent changes in the law, natural disasters and public health crises, restrictions on foreign ownership of Chinese securities, and political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests.

The securities markets of China are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility, and potentially fewer investment opportunities. The Chinese securities markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence and a lack of publicly available information. In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. As companies in the China region may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, investors may have imperfect information on Chinese investments. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Stock markets in China are in the process of change and further development. This may lead to trading volatility and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safekeeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that the Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The United States has entered into a partial trade agreement

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with China that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. In addition, adverse changes to the economic conditions of China’s primary trading partners, such as the United States, Japan and South Korea, could adversely impact the Chinese economy, and a slowdown in other significant economies of the world may adversely affect economic growth in China.

Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. In addition, if China were to exert its authority so as to alter the economic, political, or legal structures, or the existing social policy of Hong Kong or Taiwan, investor and business confidence in Hong Kong or Taiwan could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments.

•      China A-Shares. Purchase and ownership of China A-Shares is generally restricted to Chinese investors and are only accessible to foreign investors who are Qualified Foreign Institutional Investors (“QFIIs”) or who participate in the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Programs (“Stock Connect”). The Fund may obtain exposure to the China A-Share market by either investing directly or by investing in participatory notes issued by banks, broker-dealers and other financial institutions, or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of China A-Shares. The existence of a liquid trading market for China A-Shares may depend on whether there is supply of, and demand for, China A-Shares. The exchanges on which China A-Shares are traded are undergoing development and the market capitalization of, and trading volumes on the exchange on which China A Shares trade may be lower than those in more developed financial markets. Comparatively lower trading volumes may well result in potential illiquidity in the securities markets and have an adverse impact on the prices of Chinese securities in which the Fund invests. Market volatility, trading suspensions or government intervention with respect to individual issuers, and settlement difficulties in the China A-Shares markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the net asset value of a fund. The Fund may invest in China A Shares through the use of a Qualified Foreign Institutional Investor (“QFII”) license. There are rules and restrictions under current QFII regulations including rules on remittance of principal, investment restrictions, lock-up periods, and repatriation of principal and profits. Due to Chinese legal restrictions on repatriation of assets, proceeds from sales of China A-Shares cannot be immediately received by the Fund. The sub-advisor’s QFII status could be revoked, in which case the Fund may not be able to invest in Chinese securities and may be required to dispose of its holdings, which would likely have a material adverse effect on the Fund.

•      Investing Through Stock Connect. The Fund may invest in China A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading

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through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of China and Hong Kong, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns. Because certain transactions through Stock Connect may not be subject to certain investor protection programs, the Fund may be exposed to the risks of default of the broker(s) they engage in their trading in China A Shares.

•      Pacific Basin Securities Risk. Many Pacific Basin countries are considered undeveloped or developing and may be subject to greater social, political and economic instability than is the case in the U.S. and Western European countries. This may include the influence of authoritarian governments and military involvement in decision-making, popular unrest, ethnic, religious and racial disaffection, and hostilities with neighboring countries. In addition, the region has historically been prone to natural disasters, the occurrence of which could negatively impact the economy of any country in the region. The economies of most countries in this region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. These economies may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The securities markets in the Pacific Basin are substantially smaller, less liquid and more volatile than the major securities markets in the U.S., and many companies traded on stock exchanges in the region are smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. The limited liquidity of securities markets in the Pacific Basin may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Changes in the value of those countries’ currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund’s assets denominated in those currencies. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity

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markets, by foreign entities such as the Fund. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
Growth Companies Risk	Growth companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may lack the dividend yield that can cushion stock price declines in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.
Investment Risk	An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program. The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Issuer Risk	The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.
Large-Capitalization Companies Risk	The securities of large market capitalization companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.
Market Risk	The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that
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timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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•      Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the U.S. Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures could continue to cause an increase in interest rates and/or negatively impact issuers. It is difficult to accurately predict the pace at which interest rates might increase or start decreasing, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or reverse course. Additionally, various economic and political factors, such as rising inflation rates, could cause the Federal Reserve or other foreign banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. It is difficult to predict the impact on various markets of significant rate increases or other significant policy changes.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; the rise in protectionist trade policies; changes to international trade agreements; risks associated with the trade agreement between the United Kingdom and the European Union and the risks associated with ongoing trade negotiations with China; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.  Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally,

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it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance. Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of the Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of the Fund. As artificial intelligence is used more widely, the value of the Fund’s holdings may be impacted, which could impact the overall performance of the Fund.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. Due to the size of China’s economy, such a slowdown could impact financial markets and the broader economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Market Timing Risk	The Fund is subject to the risk of market timing activities by investors due to the nature of its investments, which requires the Fund in certain instances to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.
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Mid-Capitalization Companies Risk	Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large-capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.
Model and Data Risk	Models and data are used to screen potential investments for the Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Securities selected using models or data can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect value. Some of the models used by an applicable sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. Data for some companies, particularly non-U.S. companies, may be less available and/or less current than data for other companies. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that the models are complete, accurate, or representative of future market cycles, nor that they will always be beneficial to the Fund if they are accurate. Additionally, programs may become outdated or experience malfunctions which may not be identified by a sub-advisor and therefore may also result in losses to the Fund. A sub-advisor’s security selection can be adversely affected if it relies on erroneous or outdated data, and there is a risk that the finished model may contain errors, one or more of which would adversely affect the Fund’s performance. These models may negatively affect Fund performance for various other reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or overreaction). The data used to build the model is extremely complex and involves financial, economic, econometric and statistical theories which are then translated into computer code to create the applicable program. Human judgment plays a role in building, utilizing, testing and modifying the financial algorithms and formulas used in these models. Additionally, the data, which is typically supplied by third parties, can be imprecise or become stale due to new events or changing circumstances. Market performance can be affected by non-quantitative factors (for example, investor fear, over-reaction or other emotional considerations) that are not easily integrated into modeling programs. There may also be errors in the code for the models or issues relating to the computer systems used to screen securities.
Other Investment Companies Risk

To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

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•      Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of that index and may not be permitted to sell poorly performing stocks that are included in its index. An actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

•      Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the Fund’s investment to lose value. A decline in short-term interest rates or a low interest rate environment would lower a government money market fund’s yield and the return on the Fund’s investment. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely. There is the risk that the issuers or guarantors of securities owned by a government money market fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the government money market fund. This could cause the government money market fund’s NAV to decline below $1.00 per share, which would cause the Fund’s investment to lose value.

Redemption Risk	The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or a depressed value. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Redemption risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.
Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase and the Fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could ﬂuctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react the same way to economic, political or regulatory events. The Fund’s performance could also be adversely affected if the sectors do not perform as expected. The lack of exposure to one or more industries within a sector may adversely affect

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performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

•      Information Technology Sector Risk. The Information Technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment, instruments and components, and semiconductors and semiconductor equipment. Information Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information Technology companies may have limited product lines, markets, financial resources or personnel. The products of Information Technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the Information Technology sector may be subject to increased government scrutiny or adverse government or regulatory action. Additionally, companies in the Information Technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of Information Technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Securities Lending Risk	The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated government money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Distributions and Taxes – Taxes” in Appendix C).
Securities Selection Risk	Securities selected for the Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. The value of a security can be more or less volatile than the market as a whole, and the Fund’s strategy may fail to produce the intended results. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.
Valuation Risk	This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and
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timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.
Value Stocks Risk	Investments in value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time and they may not ever realize their intrinsic or full value. While the Fund’s investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s performance also may be affected adversely if value stocks become unpopular with, or lose favor among, investors. The Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Investment Policies/Restrictions

If the proposed Reorganization occurs, the Target Fund will be managed pursuant to the fundamental and non-fundamental investment policies/restrictions of the Acquiring Fund. A “fundamental” investment policy/restriction is one that may not be changed without a shareholder vote. The fundamental investment policies/restrictions for the Funds relating to diversification, industry concentration, borrowing, lending, underwriting, and investing in real estate and commodities are identical. However, the non-fundamental investment policies/restrictions differ. More detailed information about the Acquiring Fund’s fundamental investment policies/restrictions is available in the Statement of Additional Information. For a comparison of each Fund’s fundamental and non-fundamental investment policies/restrictions, see “Additional Information About the Reorganizations – Comparison of Investment Policies/Restrictions.”

Non-Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund Ninety One Emerging Markets Equity Fund	Acquiring Fund American Beacon Ninety One Emerging Markets Equity Fund	Differences
Real Estate	The Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).	Same.	None
Commodities	The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or	Same.	None
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Non-Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund Ninety One Emerging Markets Equity Fund	Acquiring Fund American Beacon Ninety One Emerging Markets Equity Fund	Differences
relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.
Illiquid Securities	No such policy.	The Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	This policy applies to the Acquiring Fund, but not the Target Fund.
Purchasing Securities on Margin	No such policy.	The Fund may not purchase securities on margin, except that (1) the Fund may obtain such short-term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.	This policy applies to the Acquiring Fund, but not the Target Fund.

Comparative Performance Information

The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement. After the proposed Reorganization, which is subject to shareholder approval, the Target Fund will be the accounting survivor. This means that the Acquiring Fund will assume and publish the operating history and performance record of the Target Fund, even after the Target Fund’s liquidation. The Acquiring Fund’s R5 Class shares will adopt the performance history of the Target Fund’s I Shares, and the Acquiring Fund’s Y Class shares will adopt the performance history of the Target Fund’s A Shares.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Target Fund by showing changes in the Target Fund’s I Shares’ performance from year to year and by showing how the Target Fund’s average annual total returns for 1 year, 5 years, and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges. If sales charges were included, the returns would be lower. The Target Fund’s past performance (before and after taxes) does not necessarily indicate how the Target Fund will perform in the future.

Updated performance information is available on the Target Fund’s website at www.ninetyone.com or by calling toll-free to 1-844-426-8721.

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The calendar year-to-date total return as of June 30, 2024 was 10.11%

Ninety One Emerging Markets Equity Fund – Average Annual Total Returns (For periods ended December 31, 2023)
	One Year	Five Years	Since Inception (11/28/2018)
Fund Returns Before Taxes
I Shares	10.46%	3.09%	2.22%
A Shares	3.81%	1.64%	0.81%
Fund Returns After Taxes on Distributions
I Shares	9.90%	2.40%	1.54%
Fund Returns After Taxes on Distributions and Sale of Fund Shares*
I Shares	6.64%	2.49%	1.80%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes (except foreign withholding taxes))	9.83%	3.68%	3.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for I Shares only. After tax returns for A Shares will vary.

Capitalization

The following table shows the capitalization of the Target Fund as of July 31, 2024, and the Acquiring Fund on a pro forma combined basis as of July 31, 2024, after giving effect to the proposed Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to

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purchase and redemption activity in the Target Fund. The Acquiring Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Ninety One Emerging Markets Equity Fund – I Shares	$311,593,843.68	$10.50	29,675,604.16
Adjustments*	$(453,994.75)	$(0.02)
Pro forma American Beacon Ninety One Emerging Markets Equity Fund – R5 Class shares (assuming the proposed Reorganization is approved)	$311,139,848.93	$10.48	29,675,604.16
Ninety One Emerging Markets Equity Fund – A Shares	$3,602.89	$10.79	333.91
Adjustments	$(5.25)	$(0.02)
Pro forma American Beacon Ninety One Emerging Markets Equity Fund – Y Class shares (assuming the proposed Reorganization is approved)	$3,597.64	$10.77	333.91

*	The Adjustments reflect both (1) the costs associated with the sale by the Target Fund of securities that do not permit a change in the beneficial ownership of securities prior to the Reorganization, and (2) the costs associated with the purchase of those securities by the Acquiring Fund following the Reorganization. Ultimately, however, the Target Fund will realize only the costs associated with the sale of such securities, and the Acquiring Fund will realize the costs associated with purchasing those securities.

After careful consideration, the Target Trust Board unanimously approved the Reorganization Plan with respect to the Ninety One Emerging Markets Equity Fund. Accordingly, the Target Trust Board has submitted the Reorganization Plan for approval by this Fund’s shareholders. The Target Trust Board recommends that you vote “FOR” Proposal 1.

PROPOSAL 2: To approve the Reorganization Plan to reorganize the Ninety One Global Franchise Fund, a series of the Target Trust, into the American Beacon Ninety One Global Franchise Fund, a newly created series of The Acquiring Trust.

This Proposal 2 requests your approval of the Reorganization Plan, pursuant to which the Ninety One Global Franchise Fund (the “Target Fund”) will be reorganized into the American Beacon Ninety One Global Franchise Fund (the “Acquiring Fund”).

In considering whether you should approve this Proposal, you should note the following:

Investment Objectives, Policies, Strategies and Risks of the Funds

•	The Target Fund and Acquiring Fund pursue an identical investment objective: to seek long-term capital growth. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders.

•	Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that the sub-advisor believes have recognized franchise or brand value. Companies with recognized franchise or brand value are those that the sub-advisor believes have: enduring competitive advantages, dominant market positions in stable growing industries, low sensitivity to the economic and market cycle, healthy balance sheets and low capital intensity, and sustainable cash generation and effective capital allocation. Under normal circumstances, the Target Fund seeks to achieve its investment objective by investing primarily in common stocks of large capitalization companies that Ninety One believes have rare and exceptional qualities that create enduring
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competitive advantages and strong global brands or franchises, but does not have a policy to invest at least 80% of its net assets in such investments. The Acquiring Fund has adopted its 80% investment policy and expanded disclosure regarding companies having franchise or brand value in order to comply with new regulatory requirements. This policy does not change the principal investment strategies of the Target Fund.

The Funds may invest cash balances in other investment companies, including in the case of the Acquiring Fund, a government money market fund advised by American Beacon, with respect to which American Beacon receives a management fee, whereas the Target Fund does not invest cash balances in any affiliated investment companies. Both Funds have a policy permitting the lending of portfolio securities to certain qualified broker-dealers and institutions, but the Target Fund has not engaged in securities lending, whereas the Acquiring Fund intends to engage in securities lending.

Additionally, although the principal investment strategies do not differ between the Target Fund and the Acquiring Fund other than as described in the prior paragraphs, the Acquiring Fund describes in greater detail certain aspects of the principal investment strategies, including that: (i) the Acquiring Fund may invest in foreign developed and emerging market securities; (ii) the Acquiring Fund may invest in Depositary Receipts (as defined below) and U.S. dollar-denominated foreign stocks traded on U.S. exchanges; (iii) the Acquiring Fund may invest in medium capitalization companies; (iv) the securities in which the Acquiring Fund may invest may exhibit characteristics of either value stocks or growth stocks; (v) the Acquiring Fund is expected to invest in approximately 25-40 companies; (vi) the Acquiring Fund may from time to time have significant positions in the information technology sector and in Europe and (vii) Ninety One incorporates environmental, social and/or governance analysis as a consideration in the assessment of potential portfolio investments. In addition, although Ninety One’s research process for identifying securities to purchase and when to sell such securities is not changing, the Acquiring Fund and the Target Fund describe them differently.

•	Although the Funds describe and organize them differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are generally similar because the Funds have identical investment objectives and similar principal investment strategies.

In addition, the Acquiring Fund discloses the following principal risks in its Prospectus that the Target Fund does not: Cybersecurity and Operational Risk; Emerging Markets Risk; Environmental, Social, and/or Governance Investing Risk; the Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges sub-risks of Equity Investing Risk; Geographic Concentration Risk and its European Securities sub-risk; Growth Companies Risk; Investment Risk; Issuer Risk; Market Risk and its Recent Market Events sub-risk; Market Timing Risk; Mid-Capitalization Companies Risk; Other Investment Companies Risk and its Government Money Market Funds sub-risk; Redemption Risk; Sector Risk and its Information Technology Sector sub-risk; Valuation Risk; and Value Stocks Risk. These differences are due to different determinations regarding the principal risks made by the Acquiring Fund and the Target Fund. Like the Target Fund, the Acquiring Fund is subject to Active Management Risk, but discusses that risk under Securities Selection Risk. In addition, while both Funds permit securities lending, the Target Fund has not engaged in securities lending, whereas the Acquiring Fund intends to do so. Accordingly, the Acquiring Fund includes Securities Lending Risk as a Principal Risk, but the Target Fund does not.

•	The fundamental investment policies/ restrictions and certain non-fundamental investment policies/restrictions for the Funds are identical. However, the Acquiring Fund has certain non-fundamental investment policies/restrictions that the Target Fund does not.

Manager, Sub-Advisor and Other Service Providers

•	Ninety One North America, Inc. (“Ninety One”) currently serves as the investment adviser for the Target Fund. After the proposed Reorganization, American Beacon Advisors, Inc. (“American Beacon” or the “Manager”) will serve as the Manager for the Acquiring Fund and Ninety One will serve as the sub-advisor for the Acquiring Fund. In particular, the portfolio managers at Ninety One who are jointly and primarily responsible for the day to day portfolio management of the Target Fund will also serve in that capacity for the Acquiring Fund. The Reorganization will shift management oversight responsibility for the Target Fund
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from Ninety One to American Beacon. Ninety One will continue to manage the Acquiring Fund on a day-to-day basis, and American Beacon will be responsible for overseeing the management of the Acquiring Fund by Ninety One. For a detailed description of Ninety One and American Beacon, please see “Additional Information about the Funds – Service Providers” below.

•	The principal underwriter, administrator, custodian and fund accounting agent and auditor for the Target Fund and the Acquiring Fund are different. See “Additional Information About the Funds – Service Providers” below for further information.

•	Resolute Investment Distributors, Inc. (“RID”) is the principal underwriter for the shares of the Acquiring Fund and will act as the Acquiring Fund’s agent in connection with the continuous offering of shares of the Acquiring Fund. The Acquiring Fund’s distributor has no obligation to sell any specific quantity of the Acquiring Fund’s shares. RID is affiliated with American Beacon through common ownership.

Fees and Expenses of the Funds

•	As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” below, it is anticipated that the gross total annual fund operating expense ratio (“Total Expense Ratio”) of each share class of the Acquiring Fund will be lower than the Total Expense Ratio of the corresponding share class of the Target Fund.

•	The total annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) for the Acquiring Fund’s Y Class shares will be lower than the Net Expense Ratio for the Target Fund’s A Shares, and the Net Expense Ratio for the Acquiring Fund’s R5 Class shares will be the same as the Net Expense Ratio of the Target Fund’s I Shares.

•	The Target Fund pays Ninety One an advisory fee at the annual rate of 0.75% on the Fund’s average daily net assets. The Acquiring Fund will pay American Beacon a management fee at the annual rate of 0.35% on the first $5 billion of the Acquiring Fund’s average daily net assets, 0.325% on the next $5 billion, 0.30% on the next $10 billion, and 0.275% on assets exceeding $20 billion. The Acquiring Fund will pay Ninety One an investment advisory fee at the annual rate of 0.40% of the Fund’s average daily net assets. Accordingly, the management fee paid by the Target Fund is the same as the aggregate management fee to be paid by the Acquiring Fund at current asset levels.

•	The Target Fund’s A Shares assess a maximum sales charge of 5.75%, but no such sales charge will be assessed by the Acquiring Fund on the Y Class shares. The Target Fund’s A Shares charge a 0.25% Rule 12b-1 fee, but no such fee will be assessed by the Acquiring Fund on the Y Class shares. The Target Fund’s I Shares do not, and the Acquiring Fund’s R5 Class shares will not, assess a sales charge or Rule 12b-1 fee.

•	A fee waiver and expense reimbursement agreement (a “fee waiver agreement”) is in effect through February 28, 2025 for the Target Fund, and a fee waiver agreement will be in effect through November 30, 2027 or, if longer, three years following the closing date for the Acquiring Fund. Under the fee waiver agreement, American Beacon has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s Y Class and R5 Class shares through November 30, 2027 or, if longer, three years following the closing date to the extent that Total Annual Fund Operating Expenses exceed 0.92% for the Y Class and 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). Currently, the Acquiring Fund is expected to operate above the expense limitation cap for each share class under its fee waiver agreement. The fee waiver agreement for the Acquiring Fund is similar to the current fee waiver agreement for the Target Fund, except that, for the Target Fund, fees pursuant to the plan of distribution pursuant to Rule 12b-1 under the 1940 Act are excluded from the expense cap, whereas the Acquiring Fund’s fee waiver agreement includes these fees, if any, in the expense cap.

After the expiration of the current fee waiver agreement, if American Beacon does not continue to reduce and/or reimburse expenses of the Acquiring Fund’s Y Class and R5 Class shares, the total annual fund

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operating expenses of the Acquiring Fund’s Y Class and R5 Class shares could exceed the limits set forth in the current fee waiver agreement. If this occurs, the expenses borne by shareholders of the Acquiring Fund’s Y Class and R5 Class shares would increase. American Beacon currently intends to recommend to the Acquiring Trust Board the continuation of the fee waiver agreement with the same or substantially similar limits for the Acquiring Fund for the foreseeable future.

Shares of the Acquiring Fund

•	Shareholders of A Shares of the Target Fund will receive Y Class shares of the Acquiring Fund and shareholders of I Shares of the Target Fund will receive R5 Class shares of the Acquiring Fund in connection with the proposed Reorganization. These shares will be equal in number to and have the same aggregate value as the Target Fund shares that the shareholder held immediately prior to the Reorganization. Shareholders will not pay any sales charges in connection with the proposed Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

•	The interests of the Funds’ shareholders will not be diluted by the Reorganization, because shareholders of the Target Fund will receive Y Class and/or R5 Class shares of the Acquiring Fund, as applicable, that are equal in number to and have the same aggregate value as the A Shares and/or I Shares, respectively, of the Target Fund that the shareholder held immediately prior to the Reorganization.

•	The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement. The Acquiring Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Target Fund’s assets and assuming the Target Fund’s liabilities and continuing its business investment operations and will not conduct any investment operations until after the Closing Date. If shareholders of the Target Fund approve the Reorganization, the Target Fund will be the accounting survivor, and the Acquiring Fund will assume and publish the operating history and performance record of the Target Fund.

•	The Funds have similar, but not identical, distribution and purchase procedures, exchange rights and redemption procedures. There is no minimum initial or subsequent investment amount for A Shares or I Shares of the Target Fund. For the Acquiring Fund, the Y Class shares have a $100,000 minimum initial investment amount, and the R5 Class shares have a $250,000 minimum initial investment amount. These minimum investment requirements will be waived for all Target Fund shareholders in connection with the Reorganization, and Target Fund shareholders will be able to continue to purchase Y Class or R5 Class shares of the Acquiring Fund without meeting the respective minimum initial investment amounts. The Funds’ distribution and purchase procedures, exchange rights and redemption procedures are discussed further in “Additional Information About the Reorganizations—Comparison of Distribution and Purchase, Redemption and Exchange Procedures” and in Appendix C below.

Costs and Tax Consequences of the Reorganization

•	The Reorganization is expected to be a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). American Beacon expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

•	Except as noted below, Ninety One and American Beacon have agreed to bear the direct costs and expenses related to the proposed Reorganizations. In this regard, Ninety One and American Beacon have agreed to bear the following direct costs equally: (a) the costs of preparing the Reorganization Plan and the costs of preparing the Proxy Statement and seeking approval of the Reorganization Plan by the Target Fund shareholders; (b) the costs associated with transfer agency and custodian conversions in connection with the Reorganization; (c) service provider termination fees for the Target Funds; (d) costs of preparing and filing the Acquiring Fund’s registration statement; (e) the costs of preparing and filing the Target Fund’s prospectus supplement; and (f) the costs of meetings of the Target Trust Board and the Acquiring Trust Board. For the
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other direct costs of the Reorganization, Ninety One or its affiliates and American Beacon or its affiliates will each bear their own costs. The Target Fund, however, will bear the following direct costs and expenses related to the proposed Reorganization:

o	Certain non-U.S. markets may impose stamp duties in connection with the transfer of non-U.S. portfolio securities from the Target Fund to the Acquiring Fund. The Target Fund is expected to pay approximately $44,000 in such stamp duties before the Closing Date, or approximately 0.01% of the Fund’s net assets.

•	Except as noted above, the Target Fund and the Acquiring Fund will not bear any of the direct costs and expenses of the proposed Reorganization unless the payment of such expenses by another party would result in the Fund’s disqualification as a “regulated investment company” under the Code, would prevent the proposed Reorganization from qualifying as a tax-free reorganization or cause the Fund to incur a tax liability. While no indirect costs are associated with the Reorganization, it is anticipated that such indirect costs, if any, would be borne by the Acquiring Fund. Such costs, if any, are not expected to be material for the Acquiring Fund and would be subject to the fee waiver agreement. Therefore, it is likely that such costs ultimately would be borne by American Beacon.

•	While the Reorganization is expected to be tax-free for federal income tax purposes, you may recognize a gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) as a result of the distribution of net capital gains, if any, realized by the Target Fund prior to the Reorganization.

Alternatives to the Reorganization

•	If the Target Fund is not reorganized into the Acquiring Fund, the Target Trust Board may take such further action as they may deem to be in the best interests of the Target Fund and its shareholders.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of the Target Fund and the estimated pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the proposed Reorganization. The Acquiring Fund is newly organized and has not had any operations of its own to date. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For future purchases of the Target Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in A Shares of the Target Fund. More information about these and other discounts is available (i) from your financial professional, (ii) in the Target Fund’s prospectus and, (iii) in the Target Fund’s Statement of Additional Information. There is no sales charge imposed on purchases (as a percentage of offering price) for the Target Fund’s I Shares, or the Acquiring Fund’s Y Class or R5 Class shares. More information is available in “Choosing Your Share Class” on page [C-3].

Expenses for each share class of the Target Fund are based on the operating expenses incurred by each such class of shares for the six-month period ended April 30, 2024 and are annualized. The pro forma fees and expenses of the Acquiring Fund assume that the Reorganization had been in effect for the same period.

Fees and Expenses	Ninety One Global Franchise Fund A Shares	American Beacon Ninety One Global Franchise Fund Y Class (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	N/A	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
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Other Expenses	0.22%	0.19%[1]
Total Annual Fund Operating Expenses	1.22%	0.94%
Fee Waiver and/or Expense Reimbursement	(0.12)%[2]	(0.02)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	0.92%

[1]	Other Expenses are based on estimated expenses for the current fiscal year.

[2]	Ninety One North America, Inc. (the “Adviser” or “Ninety One”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target Fund, 12b-1 Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.85% of the average daily net assets of each of the Target Fund’s share classes until February 28, 2025 (the “contractual expense limit”). In addition, the Adviser may receive from the Target Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Target Fund’s investment advisory agreement and may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2025. The Adviser’s right to seek reimbursement of fees waived or payments made to the Target Fund will terminate upon the consummation of the proposed Reorganization.

[3]	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s Y Class and R5 Class shares, as applicable, through November 30, 2027 or, if longer, three years following the closing date to the extent that Total Annual Fund Operating Expenses exceed 0.92% for the Y Class and 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Acquiring Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Acquiring Fund. The Manager can be reimbursed by the Acquiring Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Fees and Expenses	Ninety One Global Franchise Fund I Shares	American Beacon Ninety One Global Franchise Fund R5 Class (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	N/A	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	N/A	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.00%
Other Expenses	0.22%	0.12%[1]
Total Annual Fund Operating Expenses	0.97%	0.87%
Fee Waiver and/or Expense Reimbursement	(0.12)%[2]	(0.02)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.85%

[1]	Other Expenses are based on estimated expenses for the current fiscal year.

[2]	Ninety One North America, Inc. (the “Adviser” or “Ninety One”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target Fund, 12b-1 Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.85% of the average daily net assets of each of the Target Fund’s share classes until February 28, 2025 (the “contractual expense limit”). In addition, the Adviser may receive from the Target Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Target Fund’s investment advisory agreement and may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2025. The Adviser’s
35

right to seek reimbursement of fees waived or payments made to the Target Fund will terminate upon the consummation of the proposed Reorganization.

[3]	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s Y Class and R5 Class shares, as applicable, through November 30, 2027 or, if longer, three years following the closing date to the extent that Total Annual Fund Operating Expenses exceed 0.92% for the Y Class and 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Acquiring Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Acquiring Fund. The Manager can be reimbursed by the Acquiring Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

•	You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Each Fund’s operating expenses remain the same; and
•	The applicable contractual fee waiver/expense reimbursement agreement remains in place for the term of the agreement.

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Ninety One Global Franchise Fund
A Shares	$112	$375	$659	$1,467
I Shares	$87	$297	$525	$1,179
Pro forma American Beacon Ninety One Global Franchise Fund (assuming the proposed Reorganization is approved)
Y Class	$94	$293	$514	$1,149
R5 Class	$87	$271	$476	$1,067

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the portfolio turnover rate for the Target Fund was 8% of the average value of its portfolio and, for the six-month period ended April 30, 2024, the portfolio turnover rate for the Target Fund was 17%. The Acquiring Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Target Fund and the Acquiring Fund have identical investment objectives and similar principal investment strategies and policies/restrictions. Each Fund’s investment objective is long-term capital growth. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The Funds’ investment objectives are “non-fundamental,” which means that they can be changed by a Fund’s Board of Trustees without the approval of Fund shareholders.

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Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that the sub-advisor believes have recognized franchise or brand value. Companies with recognized franchise or brand value are those that the sub-advisor believes have: enduring competitive advantages, dominant market positions in stable growing industries, low sensitivity to the economic and market cycle, healthy balance sheets and low capital intensity, and sustainable cash generation and effective capital allocation. Under normal circumstances, the Target Fund seeks to achieve its investment objective by investing primarily in common stocks of large capitalization companies that Ninety One believes have rare and exceptional qualities that create enduring competitive advantages and strong global brands or franchises, but does not have a policy to invest at least 80% of its net assets in such investments. The Acquiring Fund has adopted its 80% investment minimum and expanded its disclosure regarding companies having franchise or brand value in order to comply with new regulatory requirements. This policy does not change the principal investment strategies of the Target Fund.

The Funds may invest cash balances in other investment companies, including in the case of the Acquiring Fund, a government money market fund advised by American Beacon, with respect to which American Beacon receives a management fee, whereas the Target Fund does not invest cash balances in any affiliated investment companies. Both Funds have a policy permitting the lending of portfolio securities to certain qualified broker-dealers and institutions, but the Target Fund has not engaged in securities lending, whereas the Acquiring Fund intends to engage in securities lending.

Additionally, although the principal investment strategies do not differ between the Target Fund and the Acquiring Fund other than as described in the prior paragraphs, the Acquiring Fund describes in greater detail certain aspects of the principal investment strategies, including that: (i) the Acquiring Fund may invest in foreign developed and emerging market securities; (ii) the Acquiring Fund may invest in Depositary Receipts (as defined below) and U.S. dollar-denominated foreign stocks traded on U.S. exchanges; (iii) the Acquiring Fund may invest in medium capitalization companies; (iv) the securities in which the Acquiring Fund may invest may exhibit characteristics of either value stocks or growth stocks; (v) the Acquiring Fund is expected to invest in approximately 25-40 companies; (vi) the Acquiring Fund may from time to time have significant positions in the information technology sector and in Europe; and (vii) Ninety One incorporates environmental, social and/or governance analysis as a consideration in the assessment of potential portfolio investments. In addition, although Ninety One’s research process for identifying securities to purchase and when to sell such securities is not changing, the Acquiring Fund and the Target Fund describe them differently.

Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below. In addition, additional information regarding the investments in which the Acquiring Fund will invest is included in Appendix C under the heading “Additional Information About the Acquiring Funds’ Investments.”

Target Fund	Acquiring Fund
Ninety One Global Franchise Fund	American Beacon Ninety One Global Franchise Fund
Investment Objective

The investment objective of the Fund is long-term capital growth.

The Fund’s investment objective is non-fundamental, which means that it may be changed by the Fund’s Board of Trustees without the approval of Fund shareholders.

Same.
Principal Investment Strategies
Under normal circumstances, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks of large capitalization companies that the Adviser believes have rare and	Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that
37

exceptional qualities that create enduring competitive advantages and strong global brands or franchises.

Under normal circumstances, the Fund invests in at least three countries, including the U.S., and invests at least 40% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized or maintains its principal place of business outside of the U.S.; or (iv) the company’s securities are traded principally outside of the U.S.

In selecting investments to buy for the Fund, the Adviser uses a fundamental research process to seek to identify attractively valued companies that, in its opinion, represent strong long-term investment opportunities considering the company’s quality, growth and valuation. The Adviser seeks to maintain a portfolio with consistent long-term returns at below average levels of risk relative to the broader global equity market. The Adviser will consider whether to sell an investment using the same fundamental research process it uses to identify potential purchases. The Adviser may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals, or to invest in a company believed by the Adviser to offer a superior investment opportunity.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

the sub-advisor believes have recognized franchise or brand value. Companies with recognized franchise or brand value are those that the sub-advisor believes have enduring competitive advantages, dominant market positions in stable growing industries, low sensitivity to the economic and market cycle, healthy balance sheets and low capital intensity, and sustainable cash generation and effective capital allocation.

Under normal circumstances, the Fund invests in at least three countries, including the U.S., and invests at least 40% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized or maintains its principal place of business outside of the U.S.; or (iv) the company’s securities are traded principally outside of the U.S. The Fund may invest in companies located in both developed and emerging market countries.

The equity securities in which the Fund invests are primarily common stocks, but may also include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Fund’s investments in equity securities may be denominated in foreign currencies, and the Fund may invest directly in foreign currencies. Although the Fund may invest in securities of companies with any market capitalization, the Fund generally invests in medium and large capitalization companies. The securities of companies held by the Fund may exhibit characteristics of either value stocks or growth stocks during the time they are held by the Fund. The Fund typically invests in securities of approximately 25-40 companies.

In selecting investments for the Fund, the sub-advisor uses a fundamental research process to seek to identify companies that have key characteristics focusing on return on capital, growth, cash flow and valuation relative to other global stocks.

The sub-advisor will consider whether to sell an investment using the same fundamental research process it uses to identify potential purchases. The sub-advisor may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals, or to invest in a company believed by the sub-advisor to offer a superior investment opportunity.

The sub-advisor’s investment process incorporates environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential

38

portfolio investments. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made. In addition, the sub-advisor does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

Although the Fund seeks investments across a number of sectors, from time to time, the Fund may have significant positions in particular sectors, including the Information Technology sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Information Technology sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

The Fund may have significant exposure to issuers located in, or with economic ties to, Europe. However, as the geographic composition of the Fund’s portfolio changes over time, the Fund’s exposure to Europe may decline, and the Fund’s exposure to other geographic areas may increase.

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of issuers.

The Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

Investment Adviser
Ninety One North America, Inc.	American Beacon Advisors, Inc.
Investment Sub-Advisor
None.	Ninety One North America, Inc.
Portfolio Managers

Clyde Rossouw, Abrie Pretorius, Elias Erickson, and Paul Vincent are jointly and primarily responsible for the day-to-day management of the Target Fund.

Clyde Rossouw, Head of Quality at Ninety One SA (Pty) Ltd (“Ninety One Pty”), an affiliate of Ninety One, has managed the Target Fund since its inception in 2017. Mr. Rossouw joined Ninety One Pty in 1999. He completed his Bachelor of Science (Statistics and Actuarial Science) degree at the University of Cape Town in 1991. Mr.

Same.
39

Rossouw was awarded the Certificates in Actuarial Techniques (1995), and Finance and Investments (1997) by the Institute of Actuaries in London, and gained his Chartered Financial Analyst qualification in 1999.

Abrie Pretorius, Portfolio Manager at Ninety One, has managed the Target Fund since 2024. Mr. Pretorius joined Ninety One in 2007. He graduated cum laude from the University of the North West, Potchefstroom Campus, with a Master of Science degree in Quantitative Risk Management: Investment Management. Mr. Pretorius also holds the Investment Management Certificate and is a CFA charterholder.

Elias Erickson, Portfolio Manager at Ninety One, has managed the Target Fund since 2024. Mr. Erickson joined Ninety One in 2018. Previously, Mr. Erickson was a Managing Director at Thornburg Investment Management, where he served as an Associate Portfolio Manager for the Thornburg Global Opportunities Fund since 2015.

Paul Vincent, Portfolio Manager at Ninety One UK Ltd. (“Ninety One UK”), an affiliate of Ninety One, has managed the Target Fund since 2024. Mr. Vincent joined Ninety One UK in 2010. He graduated from the University of Surrey with a first-class Bachelor of Science (Hons) degree in Business Management. Mr. Vincent is also a CFA charterholder and holds the Investment Administration Qualification and Investment Management Certificate.

Comparison of Principal Risk Factors

There is no assurance that the Funds will achieve their investment objectives, and you could lose part or all of your investment in the Funds. The Funds are not designed for investors who need an assured level of current income and are intended to be a long-term investment. The Funds are not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Funds.

Although the Funds describe and organize them differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are generally similar because the Funds have identical investment objectives and similar principal investment strategies.

In addition, the Acquiring Fund discloses the following principal risks in its Prospectus that the Target Fund does not: Cybersecurity and Operational Risk, Emerging Markets Risk, Environmental, Social, and/or Governance Investing Risk, the Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges sub-risks of Equity Investing Risk, Geographic Concentration Risk and its European Securities sub-risk, Growth Companies Risk, Investment Risk, Issuer Risk, Market Risk and its Recent Market Events sub-risk, Market Timing Risk, Mid-Capitalization Companies Risk, Other Investment Companies Risk and its Government Money Market Funds sub-risk, Redemption Risk, Sector Risk and its Information Technology Sector sub-risk, Valuation Risk and Value Stocks Risk. These differences are due to different determinations regarding the principal risks made by the Acquiring Fund and the Target Fund. Like the Target Fund, the Acquiring Fund is subject to Active Management Risk, but discusses that risk under Securities Selection Risk. In addition, while both Funds permit securities lending, the Target Fund has

40

not engaged in securities lending, whereas the Acquiring Fund intends to do so. Accordingly, the Acquiring Fund includes Securities Lending Risk as a Principal Risk, but the Target Fund does not.

The Acquiring Fund is subject to the principal risks described below. These risks are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of the Acquiring Fund, regardless of the order in which it appears.

Currency Risk	The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.
Cybersecurity and Operational Risk	Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, as well as the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.
Emerging Markets Risk	When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and
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economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and less reliable clearance and settlement, registration, and custodial procedures. In addition, there may be less publicly available or less reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, which can impede the sub-advisor’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, either through the foreign judicial system or through a private arbitration process. These matters have the potential to impact the Fund’s investment objective and performance.
Environmental, Social, and/or Governance Investing Risk	The use of environmental, social and/or governance (“ESG”) considerations by the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The use of ESG investment considerations may also affect the Fund’s exposure to certain investments, sectors or industries, which may impact the Fund’s relative investment performance depending on the performance of those issuers, sectors or industries. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the sub-advisor has established its own ESG integration process in accordance with the Fund’s investment strategies, successful integration of ESG factors will depend on the sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing an ESG analysis and considering ESG risks. Because there are few generally accepted standards to use in such considerations, the information may not be readily available, complete or accurate, and may differ from the information and considerations used for other funds, which could negatively impact the Fund’s performance or create additional risk in the portfolio. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.
Equity Investments Risk	Equity securities represent ownership interests in companies and are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which
42

increase borrowing costs and the costs of capital. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

•      Common Stock Risk. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

•      Depositary Receipts Risk. The Fund may invest in securities issued by foreign companies through ADRs. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement. There may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities.

•      U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Foreign stocks traded on U.S. exchanges transact and settle in U.S. dollars, but performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company. To the extent the Fund invests in U.S. dollar-denominated foreign stocks traded on U.S. exchanges, delisting of these stocks could impact the  Fund’s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs.

Foreign Investing Risk	Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility; (6) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency, and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. Additionally, in certain markets, the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The
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Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country.

There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries may require advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Geographic Concentration Risk

From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds. The economies and financial markets of certain countries or regions can be highly interdependent. Therefore, a decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

•      European Securities Risk. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries. Most developed countries in Western Europe are members of the European Union (“EU”) and many are also members of the Economic and Monetary Union (“EMU” or “Eurozone”). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply.

While certain EU countries continue to use their own currency, Eurozone countries use the Euro as their currency. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the Euro and the currencies of other EU countries which are not in the Eurozone, the threat of default or actual default by one or more EU member states on its sovereign debt, and/or an economic recession in one or more EU member states may have a significant adverse effect on the economies of other EU member states and their trading partners, including non-EU European countries. A breakup of the Eurozone, particularly a disorderly breakup, would pose special challenges for

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the financial markets and could lead to exchange controls and/or market closures. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries.

The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and the possible default on government debt; national unemployment in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the Euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures, interest rate rises and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their companies as well. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations, and financial markets have experienced extreme volatility and declines in asset values and liquidity. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors.

The United Kingdom has withdrawn from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro. These events and actions have affected, and may in the future affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-EU member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

The national politics of European countries have been unpredictable and subject to influence by disruptive political groups and ideologies. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Russia’s war with Ukraine has negatively impacted European economic activity. The effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the  U.S., the EU, UK and others are impossible to predict but have been and could continue to be significant and have a severe adverse impact on the region, including significant impacts on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing certain commodity prices to record highs. Also,

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both wholesale energy prices and energy prices charged to consumers in Europe have increased significantly.
Growth Companies Risk	Growth companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may lack the dividend yield that can cushion stock price declines in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.
Investment Risk	An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program. The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Issuer Risk	The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.
Large-Capitalization Companies Risk	The securities of large market capitalization companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.
Market Risk	The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in
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unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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•    Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the U.S. Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures could continue to cause an increase in interest rates and/or negatively impact issuers. It is difficult to accurately predict the pace at which interest rates might increase or start decreasing, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or reverse course. Additionally, various economic and political factors, such as rising inflation rates, could cause the Federal Reserve or other foreign banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. It is difficult to predict the impact on various markets of significant rate increases or other significant policy changes.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; the rise in protectionist trade policies; changes to international trade agreements; risks associated with the trade agreement between the United Kingdom and the European Union and the risks associated with ongoing trade negotiations with China; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.  Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

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Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance. Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of the Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of the Fund. As artificial intelligence is used more widely, the value of the Fund’s holdings may be impacted, which could impact the overall performance of the Fund.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. Due to the size of China’s economy, such a slowdown could impact financial markets and the broader economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Market Timing Risk	The Fund is subject to the risk of market timing activities by investors due to the nature of its investments, which requires the Fund in certain instances to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and
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(iii) interference with the ability to execute efficient investment strategies. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.
Mid-Capitalization Companies Risk	Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large-capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.
Non-Diversification Risk	Because the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Because the Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers. Because the Fund may have a focused portfolio of fewer companies than other funds, including both diversified and non-diversified funds, the increase or decrease in the value of a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and total return when compared to other funds.
Other Investment Companies Risk

To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses. If the Fund invests in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

•     Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the Fund’s investment to lose value. A decline in short-term interest rates or a low interest rate environment would lower a government money market fund’s yield and the return on the Fund’s investment. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely. There is the risk that the issuers or guarantors of securities owned by a government money market fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the government money

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market fund. This could cause the government money market fund’s NAV to decline below $1.00 per share, which would cause the Fund’s investment to lose value.
Redemption Risk	The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or a depressed value. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Redemption risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.
Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase and the Fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could ﬂuctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react the same way to economic, political or regulatory events. The Fund’s performance could also be adversely affected if the sectors do not perform as expected. The lack of exposure to one or more industries within a sector may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

•    Information Technology Sector Risk. The Information Technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information Technology companies may have limited product lines, markets, financial resources or personnel. The products of Information Technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the Information Technology sector may be subject to increased government scrutiny or adverse government or regulatory action. Additionally, companies in the Information Technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of Information Technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

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Securities Lending Risk	The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated government money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Distributions and Taxes – Taxes” in Appendix C).
Securities Selection Risk	Securities selected for the Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. The value of a security can be more or less volatile than the market as a whole, and the Fund’s strategy may fail to produce the intended results. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.
Valuation Risk	This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.
Value Stocks Risk	Investments in value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time and they may not ever realize their intrinsic or full value. While the Fund’s investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s performance also may be affected adversely if value stocks
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become unpopular with, or lose favor among, investors. The Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Investment Policies/Restrictions

If the proposed Reorganization occurs, the Target Fund will be managed pursuant to the fundamental and non-fundamental investment policies/restrictions of the Acquiring Fund. A “fundamental” investment policy/restriction is one that may not be changed without a shareholder vote. The fundamental investment policies/restrictions for the Funds relating to industry concentration, borrowing, lending, underwriting, and investing in real estate and commodities are identical. However, the non-fundamental investment policies/restrictions differ. More detailed information about the Acquiring Fund’s fundamental investment policies/restrictions is available in the Statement of Additional Information. For a comparison of each Fund’s fundamental and non-fundamental investment policies/restrictions, see “Additional Information About the Reorganizations – Comparison of Investment Policies/Restrictions.”

Non-Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund Ninety One Global Franchise Fund	Acquiring Fund American Beacon Ninety One Global Franchise Fund	Differences
Real Estate	The Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).	Same.	None
Commodities	The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.	Same.	None
Illiquid Securities	No such policy.	The Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	This policy applies to the Acquiring Fund, but not the Target Fund.
Purchasing Securities on Margin	No such policy.	The Fund may not purchase securities on margin, except that (1) the Fund may obtain such short-term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection	This policy applies to the Acquiring Fund, but not the Target Fund.
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Non-Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund Ninety One Global Franchise Fund	Acquiring Fund American Beacon Ninety One Global Franchise Fund	Differences
with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

Comparative Performance Information

The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement. After the proposed Reorganization, which is subject to shareholder approval, the Target Fund will be the accounting survivor. This means that the Acquiring Fund will assume and publish the operating history and performance record of the Target Fund, even after the Target Fund’s liquidation. The Acquiring Fund’s R5 Class shares will adopt the performance history of the Target Fund’s I Shares, and the Acquiring Fund’s Y Class shares will adopt the performance history of the Target Fund’s A Shares.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Target Fund by showing changes in the Target Fund’s I Shares’ performance from year to year and by showing how the Target Fund’s average annual total returns for 1 year, 5 years, and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges. If sales charges were included, the returns would be lower. The Target Fund’s past performance (before and after taxes) does not necessarily indicate how the Target Fund will perform in the future.

Updated performance information is available on the Target Fund’s website at www.ninetyone.com or by calling toll-free to 1-844-426-8721.

The calendar year-to-date total return as of June 30, 2024 was 5.01%.

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Ninety One Global Franchise Fund – Average Annual Total Returns (As of December 31, 2023)
	One Year	Five Years	Since Inception
Fund Returns Before Taxes
I Shares	19.38%	11.65%	9.00%[1]
A Shares	12.22%	10.05%	7.39%[2]
Fund Returns After Taxes on Distributions
I Shares	19.28%	11.54%	8.87%[1]
Fund Returns After Taxes on Distributions and Sale of Fund Shares
I Shares	11.54%	9.29%	7.16%[1]
MSCI ACWI (Net) (reflects no deduction for fees, expenses or taxes (except foreign withholding taxes))	22.20%	11.72%	8.06%[3]

[1]	I Shares of the Fund were offered beginning December 11, 2017.

[2]	A Shares of the Fund were offered beginning September 28, 2018.

[3]	Index comparison begins December 11, 2017.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for I Shares only. After tax returns for A Shares will vary.

Capitalization

The following table shows the capitalization of the Target Fund as of July 31, 2024, and the Acquiring Fund on a pro forma combined basis as of July 31, 2024, after giving effect to the proposed Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Target Fund. The Acquiring Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Ninety One Global Franchise Fund – I Shares	$349,497,201.32	$17.38	20,109,160.03
Adjustments	$(43,320.18)	$(0.00)*
Pro forma American Beacon Ninety One Global Franchise Fund – R5 Class shares (assuming the proposed Reorganization is approved)	$349,453,881.14	$17.38	20,109,160.03
Ninety One Global Franchise Fund – A Shares	$5,484,597.10	$17.32	316,662.65
Adjustments	$(679.82)	$(0.00)*
Pro forma American Beacon Ninety One Global Franchise Fund – Y Class shares (assuming the proposed Reorganization is approved)	$5,483,917.28	$17.32	316,662.65

*	Amount represents less than $0.01 per share.

After careful consideration, the Target Trust Board unanimously approved the Reorganization Plan with respect to the Ninety One Global Franchise Fund. Accordingly, the Target Trust Board has submitted the Reorganization Plan for approval by this Fund’s shareholders. The Target Trust Board recommends that you vote “FOR” Proposal 2.

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PROPOSAL 3: To approve the Reorganization Plan to reorganize the Ninety One International Franchise Fund, a series of the Target Trust, into the American Beacon Ninety One International Franchise Fund, a newly created series of The Acquiring Trust.

This Proposal 3 requests your approval of the Reorganization Plan, pursuant to which the Ninety One International Franchise Fund (the “Target Fund”) will be reorganized into the American Beacon Ninety One International Franchise Fund (the “Acquiring Fund”).

In considering whether you should approve this Proposal, you should note the following:

Investment Objectives, Policies, Strategies and Risks of the Funds

•	The Target Fund and Acquiring Fund pursue an identical investment objective: to seek long-term capital growth. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders.

•	Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that the sub-advisor believes have recognized franchise or brand value. Companies with recognized franchise or brand value are those that the sub-advisor believes have: enduring competitive advantages, dominant market positions in stable growing industries, low sensitivity to the economic and market cycle, healthy balance sheets and low capital intensity, and sustainable cash generation and effective capital allocation. Under normal circumstances, the Target Fund seeks to achieve its investment objective by investing primarily in international companies that Ninety One believes have rare and exceptional qualities that create enduring competitive advantages, but does not have a policy to invest at least 80% of its net assets in such investments. The Acquiring Fund has adopted its 80% investment policy and expanded disclosure regarding companies having franchise or brand value in order to comply with new regulatory requirements. This policy does not change the principal investment strategies of the Target Fund.

The Funds may invest cash balances in other investment companies, including, in the case of the Acquiring Fund, a government money market fund advised by American Beacon, with respect to which American Beacon receives a management fee, whereas the Target Fund does not invest cash balances in any affiliated investment companies. Both Funds have a policy permitting the lending of portfolio securities to certain qualified broker-dealers and institutions, but the Target Fund had not engaged in securities lending, whereas the Acquiring Fund intends to engage in securities lending.

Additionally, although the principal investment strategies do not differ between the Target Fund and the Acquiring Fund other than as described in the prior paragraphs, the Acquiring Fund describes in greater detail certain aspects of the principal investment strategies, including that: (i) the Acquiring Fund may invest in U.S. dollar-denominated foreign stocks traded on U.S. exchanges; (ii) the securities in which the Acquiring Fund may invest may exhibit characteristics of either value stocks or growth stocks; (iii) the Acquiring Fund may from time to time have significant positions in the information technology sector and in Europe and the Pacific Basin region; and (iv) Ninety One incorporates environmental, social and/or governance analysis as a consideration in the assessment of potential portfolio investments. In addition, the Acquiring Fund has determined that investment in China is not expected to be a principal investment strategy, and has disclosed such investments in its Statement of Additional Information. Although Ninety One’s research process for identifying securities to purchase and when to sell such securities is not changing, the Acquiring Fund and the Target Fund describe them differently.

•	Although the Funds describe and organize them differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are generally similar because the Funds have identical investment objectives and similar principal investment strategies.

In addition, the Acquiring Fund discloses the following principal risks in its Prospectus that the Target Fund does not: Cybersecurity and Operational Risk, Environmental, Social, and/or Governance Investing Risk, the
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U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges sub-risk of Equity Investing Risk, the European Securities and Pacific Basin Securities sub-risks of Geographic Concentration Risk, Growth Companies Risk, Investment Risk, Issuer Risk, Market Risk and its Recent Market Events sub-risk, Market Timing Risk, Other Investment Companies Risk and its Information Technology sub-sector risk, Redemption Risk, Sector Risk and its Information Technology Sector sub-risk, Small Fund Risk, Valuation Risk and Value Stocks Risk. The Target Fund discloses the following principal risks in its Prospectus that the Acquiring Fund does not: Risk of Investing in China and Stock Connect Investing Risk. These differences are due to different determinations regarding the principal risks made by the Acquiring Fund and the Target Fund. Like the Target Fund, the Acquiring Fund is subject to Active Management Risk, but discusses that risk under Securities Selection Risk. In addition, while both Funds permit securities lending, the Target Fund has not engaged in securities lending, whereas the Acquiring Fund intends to do so. Accordingly, the Acquiring Fund includes Securities Lending Risk as a Principal Risk, but the Target Fund does not.

•	The fundamental investment policies/restrictions and certain non-fundamental investment policies/restrictions for the Funds are identical. However, the Acquiring Fund has certain non-fundamental investment policies/restrictions that the Target Fund does not.

Manager, Sub-Advisor and Other Service Providers

•	Ninety One North America, Inc. (“Ninety One”) currently serves as the investment adviser for the Target Fund. After the proposed Reorganization, American Beacon Advisors, Inc. (“American Beacon” or the “Manager”) will serve as the Manager for the Acquiring Fund and Ninety One will serve as the sub-advisor for the Acquiring Fund. In particular, the portfolio managers at Ninety One who are jointly and primarily responsible for the day to day portfolio management of the Target Fund will also serve in that capacity for the Acquiring Fund. The Reorganization will shift management oversight responsibility for the Target Fund from Ninety One to American Beacon. Ninety One will continue to manage the Acquiring Fund on a day-to-day basis, and American Beacon will be responsible for overseeing the management of the Acquiring Fund by Ninety One. For a detailed description of Ninety One and American Beacon, please see “Additional Information about the Funds - Service Providers” below.

•	The principal underwriter, administrator, custodian and fund accounting agent and auditor for the Target Fund and the Acquiring Fund are different. See “Additional Information About the Funds – Service Providers” below for further information.

•	Resolute Investment Distributors, Inc. (“RID”) is the principal underwriter for the shares of the Acquiring Fund and will act as the Acquiring Fund’s agent in connection with the continuous offering of shares of the Acquiring Fund. The Acquiring Fund’s distributor has no obligation to sell any specific quantity of the Acquiring Fund’s shares. RID is affiliated with American Beacon through common ownership.

Fees and Expenses of the Funds

•	As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” below, it is anticipated that the gross total annual fund operating expense ratio (“Total Expense Ratio”) of the R5 Class shares of the Acquiring Fund will be lower than the Total Expense Ratio of the I Shares of the Target Fund.

•	The total annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) for the Acquiring Fund’s R5 Class shares will be the same as the Net Expense Ratio of the Target Fund’s I Shares.

•	The Target Fund pays Ninety One an advisory fee at the annual rate of 0.75% on the Fund’s average daily net assets. The Acquiring Fund will pay American Beacon a management fee at the annual rate of 0.35% on the first $5 billion of the Acquiring Fund’s average daily net assets, 0.325% on the next $5 billion, 0.30% on the next $10 billion, and 0.275% on assets exceeding $20 billion. The Acquiring Fund will pay Ninety One an investment advisory fee at the annual rate of 0.40% of the Fund’s average daily net assets. Accordingly,
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the management fee paid by the Target Fund is the same as the aggregate management fee to be paid by the Acquiring Fund at current asset levels.

•	The Target Fund’s I Shares do not, and the Acquiring Fund’s R5 Class shares will not, assess a sales charge or Rule 12b-1 fee.

•	A fee waiver and expense reimbursement agreement (a “fee waiver agreement”) is in effect through February 28, 2025 for the Target Fund, and a fee waiver agreement will be in effect through November 30, 2027 or, if longer, three years following the closing date for the Acquiring Fund. Under the fee waiver agreement, American Beacon has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s R5 Class shares through November 30, 2027 or, if longer, three years following the closing date to the extent that Total Annual Fund Operating Expenses exceed 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). Currently, the Acquiring Fund is expected to operate above the expense limitation cap for each share class under its fee waiver agreement.

After the expiration of the current fee waiver agreement, if American Beacon does not continue to reduce and/or reimburse expenses of the Acquiring Fund’s R5 Class shares, the total annual fund operating expenses of the Acquiring Fund’s R5 Class shares could exceed the limits set forth in the current fee waiver agreement. If this occurs, the expenses borne by shareholders of the Acquiring Fund’s R5 Class shares would increase. American Beacon currently intends to recommend to the Acquiring Trust Board the continuation of the fee waiver agreement with the same or substantially similar limits for the Acquiring Fund for the foreseeable future.

Shares of the Acquiring Fund

•	Shareholders of I Shares of the Target Fund will receive R5 Class shares of the Acquiring Fund in connection with the proposed Reorganization. These shares will be equal in number to and have the same aggregate value as the Target Fund shares that the shareholder held immediately prior to the Reorganization. Shareholders will not pay any sales charges in connection with the proposed Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

•	The interests of the Funds’ shareholders will not be diluted by the Reorganization, because shareholders of the Target Fund will receive R5 Class shares of the Acquiring Fund that are equal in number to and have the same aggregate value as the I Shares of the Target Fund that the shareholder held immediately prior to the Reorganization.

•	The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement. The Acquiring Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Target Fund’s assets and assuming the Target Fund’s liabilities and continuing its business investment operations and will not conduct any investment operations until after the Closing Date. If shareholders of the Target Fund approve the Reorganization, the Target Fund will be the accounting survivor, and the Acquiring Fund will assume and publish the operating history and performance record of the Target Fund.

•	The Funds have similar, but not identical, distribution and purchase procedures, exchange rights and redemption procedures. There is no minimum initial or subsequent investment amount for I Shares of the Target Fund. For the Acquiring Fund, the R5 Class shares have a $250,000 minimum initial investment amount. This minimum investment requirement will be waived for all Target Fund shareholders in connection with the Reorganization, and Target Fund shareholders will be able to continue to purchase R5 Class shares of the Acquiring Fund without meeting the minimum initial investment amount. The Funds’ distribution and purchase procedures, exchange rights and redemption procedures are discussed further in “Additional Information About the Reorganizations—Comparison of Distribution and Purchase, Redemption and Exchange Procedures” and in Appendix C below.
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Costs and Tax Consequences of the Reorganization

•	The Reorganization is expected to be a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). American Beacon expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

•	Except as noted below, Ninety One and American Beacon have agreed to bear the direct costs and expenses related to the proposed Reorganizations. In this regard, Ninety One and American Beacon have agreed to bear the following direct costs equally: (a) the costs of preparing the Reorganization Plan and the costs of preparing the Proxy Statement and seeking approval of the Reorganization Plan by the Target Fund shareholders; (b) the costs associated with transfer agency and custodian conversions in connection with the Reorganization; (c) service provider termination fees for the Target Fund; (d) costs of preparing and filing the Acquiring Fund’s registration statement; (e) the costs of preparing and filing the Target Fund’s prospectus supplement; and (f) the costs of meetings of the Target Trust Board and the Acquiring Trust Board. For the other direct costs of the Reorganization, Ninety One or its affiliates and American Beacon or its affiliates will each bear their own costs. The Target Fund, however, will bear the following direct costs and expenses related to the proposed Reorganization:

o	Certain non-U.S. markets may impose stamp duties in connection with the transfer of non-U.S. portfolio securities from the Target Fund to the Acquiring Fund. The Target Fund is expected to pay approximately $5,000 in such stamp duties before the Closing Date, or approximately 0.10% of the Fund’s net assets.

•	Except as noted above, the Target Fund and the Acquiring Fund will not bear any of the direct costs and expenses of the proposed Reorganization unless the payment of such expenses by another party would result in the Fund’s disqualification as a “regulated investment company” under the Code, would prevent the proposed Reorganization from qualifying as a tax-free reorganization, or would cause the Fund to incur a tax liability. While no indirect costs are associated with the Reorganization, it is anticipated that such indirect costs, if any, would be borne by the Acquiring Fund. Such costs, if any, are not expected to be material for the Acquiring Fund and would be subject to the fee waiver agreement. Therefore, it is likely that such costs ultimately would be borne by American Beacon.

•	While the Reorganization is expected to be tax-free for federal income tax purposes, you may recognize a gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) as a result of the distribution of net capital gains, if any, realized by the Target Fund prior to the Reorganization.

Alternatives to the Reorganization

•	If the Target Fund is not reorganized into the Acquiring Fund, the Target Trust Board may take such further action as they may deem to be in the best interests of the Target Fund and its shareholders.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of the Target Fund and the estimated pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the proposed Reorganization. The Acquiring Fund is newly organized and has not had any operations of its own to date. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information is available in “Choosing Your Share Class” on page [C-3].

Expenses for the share class of the Target Fund are based on the operating expenses incurred by that class of shares for the six-month period ended April 30, 2024 and are annualized. The pro forma fees and expenses of the Acquiring Fund assume that the Reorganization had been in effect for the same period.

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Fees and Expenses	Ninety One International Franchise Fund I Shares	American Beacon Ninety One International Franchise Fund R5 Class (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	N/A	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	N/A	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.00%
Other Expenses	5.83%	5.58%[1]
Total Annual Fund Operating Expenses	6.58%	6.33%
Fee Waiver and/or Expense Reimbursement	(5.73)%[2]	(5.48)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.85%

[1]	Other Expenses are based on estimated expenses for the current fiscal year.

[2]	Ninety One North America, Inc. (the “Adviser” or “Ninety One”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target Fund, 12b-1 Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.85% of the average daily net assets of the Target Fund’s I Shares until February 28, 2025 (the “contractual expense limit”). In addition, the Adviser may receive from the Target Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Target Fund’s investment advisory agreement and may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2025.The Adviser’s right to seek reimbursement of fees waived or payments made to the Target Fund will terminate upon the consummation of the proposed Reorganization.

[3]	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s R5 Class shares through November 30, 2027 or, if longer, three years following the closing date to the extent that Total Annual Fund Operating Expenses exceed 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Acquiring Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Acquiring Fund. The Manager can be reimbursed by the Acquiring Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

•	You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Each Fund’s operating expenses remain the same; and
•	The applicable contractual fee waiver/expense reimbursement agreement remains in place for the term of the agreement.

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Ninety One International Franchise Fund
I Shares	$87	$1,436	$2,743	$5,833
Pro forma American Beacon Ninety One International Franchise Fund (assuming the proposed Reorganization is approved)
R5 Class	$87	$271	$1,683	$5,050

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the portfolio turnover rate for the Target Fund was 8% of the average value of its portfolio and, for the six-month period ended April 30, 2024, the portfolio turnover rate for the Target Fund rounds to 0%. The Acquiring Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Target Fund and the Acquiring Fund have identical investment objectives and similar principal investment strategies and policies/restrictions. Each Fund’s investment objective is long-term capital growth. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The Funds’ investment objectives are “non-fundamental,” which means that they can be changed by a Fund’s Board of Trustees without the approval of Fund shareholders.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that the sub-advisor believes have recognized franchise or brand value. Companies with recognized franchise or brand value are those that the sub-advisor believes have: enduring competitive advantages, dominant market positions in stable growing industries, low sensitivity to the economic and market cycle, healthy balance sheets and low capital intensity, and sustainable cash generation and effective capital allocation. Under normal circumstances, the Target Fund seeks to achieve its investment objective by investing primarily in international companies that Ninety One believes have rare and exceptional qualities that create enduring competitive advantages, but does not have a policy to invest at least 80% of its net assets in such investments. The Acquiring Fund has adopted its 80% investment minimum and expanded its disclosure regarding companies having franchise or brand value in order to comply with new regulatory requirements. This policy does not change the principal investment strategies of the Target Fund.

The Funds may invest cash balances in other investment companies, including in the case of the Acquiring Fund a government money market fund advised by American Beacon, with respect to which American Beacon receives a management fee, whereas the Target Fund does not invest cash balances in any affiliated investment companies. Both Funds have a policy permitting the lending of portfolio securities to certain qualified broker-dealers and institutions, but the Target Fund has not engaged in securities lending, whereas the Acquiring Fund intends to engage in securities lending.

Additionally, although the principal investment strategies do not differ between the Target Fund and the Acquiring Fund other than as described in the prior paragraphs, the Acquiring Fund describes in greater detail certain aspects of the principal investment strategies, including that: (i) and the Acquiring Fund may invest in U.S. dollar-denominated foreign stocks traded on U.S. exchanges; (ii) the securities in which the Acquiring Fund may invest may exhibit characteristics of either value stocks or growth stocks; (iii) the Acquiring Fund may from time to time have significant positions in the information technology sector and in Europe and the Pacific Basin region; and (iv) Ninety One incorporates environmental, social and/or governance analysis as a consideration in the assessment of potential portfolio investments. In addition, the Acquiring Fund has determined that investment in China is not expected to be a principal investment strategy, and has disclosed such investments in its Statement of Additional Information. Although Ninety One’s research process for identifying securities to purchase and when to sell such securities is not changing, the Acquiring Fund and the Target Fund describe them differently.

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Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below. In addition, additional information regarding the investments in which the Acquiring Fund will invest is included in Appendix C under the heading “Additional Information About the Acquiring Funds’ Investments.”

Target Fund	Acquiring Fund
Ninety One International Franchise Fund	American Beacon Ninety One International Franchise Fund
Investment Objective

The investment objective of the Fund is long-term capital growth.

The Fund’s investment objective is non-fundamental, which means that it may be changed by the Fund’s Board of Trustees without the approval of Fund shareholders.

Same.
Principal Investment Strategies

Under normal circumstances, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in international companies that the Adviser believes have rare and exceptional qualities that create enduring competitive advantages, such as strong brands, franchises or unique intellectual property; dominant market positions; well capitalized balance sheets; and attractive reinvestment opportunities. The Fund may invest in companies located in both developed and emerging market countries.

Under normal circumstances, the Fund invests in at least three countries, and invests at least 40% of its total assets in securities of  non-U.S. companies. If conditions are not favorable, the Fund will invest at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized or maintains its principal place of business outside of the U.S.; or (iv) the company’s securities are traded principally outside of the U.S.

The equity securities in which the Fund invests are primarily common stocks, but may also include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”). Although the Fund may invest in securities of companies with any market capitalization, the Fund generally invests in medium and large capitalization companies. The Fund typically invests in securities of approximately 25-40 companies.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that the sub-advisor believes have recognized franchise or brand value. Companies with recognized franchise or brand value are those that the sub-advisor believes have: enduring competitive advantages, dominant market positions in stable growing industries, low sensitivity to the economic and market cycle, healthy balance sheets and low capital intensity, and sustainable cash generation and effective capital allocation.

Under normal circumstances, the Fund invests in at least three countries, and invests at least 40% of its total assets in securities of non-U.S. companies. If conditions are not favorable, the Fund will invest at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized or maintains its principal place of business outside of the U.S.; or (iv) the company’s securities are traded principally outside of the U.S. The Fund may invest in companies located in both developed and emerging market countries.

The equity securities in which the Fund invests are primarily common stocks, but may also include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Fund’s investments in equity securities may be denominated in foreign currencies, and the Fund may invest directly in

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From time to time, the Fund may invest a significant amount of its assets in a particular country, such as the People’s Republic of China (“China”). The Fund may invest in A Shares of companies incorporated in China (“China A Shares”) that trade on the Shanghai Stock Exchange and the  Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China. The Fund may also invest in China through H Shares, which are shares of companies incorporated in China that are traded on the Hong Kong Stock Exchange.

In selecting investments to buy for the Fund, the Adviser uses a fundamental research process to seek to identify attractively valued companies that, in its opinion, represent strong long-term investment opportunities considering the company’s quality, growth and valuation. The Adviser seeks to maintain a portfolio with consistent  long-term returns at below average levels of risk relative to the broader international equity market. The Adviser will consider whether to sell an investment using the same fundamental research process it uses to identify potential purchases. The Adviser may sell a security for a variety of reasons such as because it becomes overvalued or shows deteriorating fundamentals, or to invest in a company believed by the Adviser to offer superior investment opportunities.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

foreign currencies. Although the Fund may invest in securities of companies with any market capitalization, the Fund generally invests in medium and large capitalization companies. The securities of companies held by the Fund may exhibit characteristics of either value stocks or growth stocks during the time they are held by the Fund. The Fund typically invests in securities of approximately 25-40 companies.

In selecting investments for the Fund, the sub-advisor uses a fundamental research process to seek to identify companies that have key characteristics focusing on return on capital, growth, cash flow and valuation relative to other international stocks.

The sub-advisor will consider whether to sell an investment using the same fundamental research process it uses to identify potential purchases. The sub-advisor may sell a security for a variety of reasons such as because it becomes overvalued or shows deteriorating fundamentals, or to invest in a company believed by the sub-advisor to offer superior investment opportunities.

The sub-advisor’s investment process incorporates environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made. In addition, the sub-advisor does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

Although the Fund seeks investments across a number of sectors, from time to time, the Fund may have significant positions in particular sectors, including the Information Technology sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Information Technology sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

The Fund may have significant exposure to issuers located in, or with economic ties to, Europe and the Pacific Basin (which includes, among others, Japan, Australia, Taiwan and Hong Kong). However, as the geographic composition of the Fund’s portfolio changes over time, the Fund’s exposure to Europe and/or the Pacific Basin may decline, and the Fund’s exposure to other geographic areas may increase.

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of issuers.

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The Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.
Investment Adviser
Ninety One North America, Inc.	American Beacon Advisors, Inc.
Investment Sub-Advisor
None.	Ninety One North America, Inc.
Portfolio Managers

Elias Erickson, Clyde Rossouw and Abrie Pretorius are jointly and primarily responsible for the day-to-day management of the Target Fund.

Elias Erickson, Portfolio Manager at Ninety One, has managed the Target Fund since its inception in 2021. Mr. Erickson joined Ninety One in 2018. Previously, Mr. Erickson was a Managing Director at Thornburg Investment Management, where he served as an Associate Portfolio Manager for the Thornburg Global Opportunities Fund since 2015.

Clyde Rossouw, Head of Quality at Ninety One SA (Pty) Ltd (“Ninety One Pty”), an affiliate of Ninety One, has managed the Target Fund since 2024. Mr. Rossouw joined Ninety One Pty in 1999. He completed his Bachelor of Science (Statistics and Actuarial Science) degree at the University of Cape Town in 1991. Mr. Rossouw was awarded the Certificates in Actuarial Techniques (1995), and Finance and Investments (1997) by the Institute of Actuaries in London, and gained his Chartered Financial Analyst qualification in 1999.

Abrie Pretorius, Portfolio Manager at Ninety One, has managed the Target Fund since 2024. Mr. Pretorius joined Ninety One in 2007. He graduated cum laude from the University of the North West, Potchefstroom Campus, with a Master of Science degree in Quantitative Risk Management: Investment Management. Mr. Pretorius also holds the Investment Management Certificate and is a CFA charterholder.

Same.

Comparison of Principal Risk Factors

There is no assurance that the Funds will achieve their investment objectives, and you could lose part or all of your investment in the Funds. The Funds are not designed for investors who need an assured level of current income and are intended to be a long-term investment. The Funds are not a complete investment program and may

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not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Funds.

Although the Funds describe and organize them differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are generally similar because the Funds have identical investment objectives and similar principal investment strategies.

In addition, the Acquiring Fund discloses the following principal risks in its Prospectus that the Target Fund does not: Cybersecurity and Operational Risk, Environmental, Social, and/or Governance Investing Risk, the U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges sub-risk of Equity Investing Risk, the European Securities and Pacific Basin Securities sub-risks of Geographic Concentration Risk, Growth Companies Risk, Investment Risk, Issuer Risk, Market Risk and its Recent Market Events sub-risk, Market Timing Risk, Other Investment Companies Risk and its Government Money Market Funds sub-risk, Redemption Risk, Sector Risk and its Information Technology Sector sub-risk, Small Fund Risk, Valuation Risk and Value Stocks Risk. The Target Fund discloses the following principal risks in its Prospectus that the Acquiring Fund does not: Risk of Investing in China and Stock Connect Investing Risk. These differences are due to different determinations regarding the principal risks made by the Acquiring Fund and the Target Fund. Like the Target Fund, the Acquiring Fund is subject to Active Management Risk, but discusses that risk under Securities Selection Risk. In addition, while both Funds permit securities lending, the Target Fund has not engaged in securities lending, whereas the Acquiring Fund intends to do so. Accordingly, the Acquiring Fund includes Securities Lending Risk as a Principal Risk, but the Target Fund does not.

The Acquiring Fund is subject to the principal risks described below. These risks are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of the Acquiring Fund, regardless of the order in which it appears.

Currency Risk	The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.
Cybersecurity and Operational Risk	Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, as well as the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While
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the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.
Emerging Markets Risk	When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and less reliable clearance and settlement, registration, and custodial procedures. In addition, there may be less publicly available or less reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, which can impede the sub-advisor’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, either through the foreign judicial system or through a private arbitration process. These matters have the potential to impact the Fund’s investment objective and performance.
Environmental, Social, and/or Governance Investing Risk	The use of environmental, social and/or governance (“ESG”) considerations by the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The use of ESG investment considerations may also affect the Fund’s exposure to certain investments, sectors or industries, which may impact the Fund’s relative investment performance depending on the performance of those issuers, sectors or industries. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the sub-advisor has established its own ESG integration process in accordance with the Fund’s investment strategies, successful integration of ESG factors will depend on
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the sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing an ESG analysis and considering ESG risks. Because there are few generally accepted standards to use in such considerations, the information may not be readily available, complete or accurate, and may differ from the information and considerations used for other funds, which could negatively impact the Fund’s performance or create additional risk in the portfolio. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.
Equity Investments Risk

Equity securities represent ownership interests in companies and are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

•     Common Stock Risk. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

•     Depositary Receipts Risk. The Fund may invest in securities issued by foreign companies through ADRs. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement. There may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities.

•     U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Foreign stocks traded on U.S. exchanges transact and settle in U.S. dollars, but performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company. To the extent the Fund invests in U.S. dollar-denominated foreign stocks traded on U.S. exchanges, delisting of these stocks could impact the Fund’s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs.

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Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility; (6) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency, and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. Additionally, in certain markets, the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country.

There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries may require advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Geographic Concentration Risk

From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds. The economies and financial markets of certain countries or regions can be highly interdependent. Therefore, a decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

•     European Securities Risk. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries. Most developed countries in Western Europe are members of the European Union

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(“EU”) and many are also members of the Economic and Monetary Union (“EMU” or “Eurozone”). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply.

While certain EU countries continue to use their own currency, Eurozone countries use the Euro as their currency. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the Euro and the currencies of other EU countries which are not in the Eurozone, the threat of default or actual default by one or more EU member states on its sovereign debt, and/or an economic recession in one or more EU member states may have a significant adverse effect on the economies of other EU member states and their trading partners, including non-EU European countries. A breakup of the Eurozone, particularly a disorderly breakup, would pose special challenges for the financial markets and could lead to exchange controls and/or market closures. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries.

The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and the possible default on government debt; national unemployment in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the Euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures, interest rate rises and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their companies as well. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations, and financial markets have experienced extreme volatility and declines in asset values and liquidity. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors.

The United Kingdom has withdrawn from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro. These events and actions have affected, and may in the future affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-EU member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

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The national politics of European countries have been unpredictable and subject to influence by disruptive political groups and ideologies. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Russia’s war with Ukraine has negatively impacted European economic activity. The effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the  U.S., the EU, UK and others are impossible to predict but have been and could continue to be significant and have a severe adverse impact on the region, including significant impacts on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing certain commodity prices to record highs. Also, both wholesale energy prices and energy prices charged to consumers in Europe have increased significantly.

•      Pacific Basin Securities Risk. Many Pacific Basin countries are considered undeveloped or developing and may be subject to greater social, political and economic instability than is the case in the U.S. and Western European countries. This may include the influence of authoritarian governments and military involvement in decision-making, popular unrest, ethnic, religious and racial disaffection, and hostilities with neighboring countries. In addition, the region has historically been prone to natural disasters, the occurrence of which could negatively impact the economy of any country in the region. The economies of most countries in this region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. These economies may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The securities markets in the Pacific Basin are substantially smaller, less liquid and more volatile than the major securities markets in the U.S., and many companies traded on stock exchanges in the region are smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. The limited liquidity of securities markets in the Pacific Basin may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Changes in the value of those countries’ currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund’s assets denominated in those currencies. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Growth Companies Risk	Growth companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may lack the dividend yield that can cushion stock price declines in market downturns. Growth companies may have limited operating histories and greater business
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risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.
Investment Risk	An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program. The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Issuer Risk	The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.
Large-Capitalization Companies Risk	The securities of large market capitalization companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.
Market Risk	The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.
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Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

•      Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

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Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the U.S. Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures could continue to cause an increase in interest rates and/or negatively impact issuers. It is difficult to accurately predict the pace at which interest rates might increase or start decreasing, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or reverse course. Additionally, various economic and political factors, such as rising inflation rates, could cause the Federal Reserve or other foreign banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. It is difficult to predict the impact on various markets of significant rate increases or other significant policy changes.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; the rise in protectionist trade policies; changes to international trade agreements; risks associated with the trade agreement between the United Kingdom and the European Union and the risks associated with ongoing trade negotiations with China; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.  Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance. Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of the Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of the Fund. As artificial intelligence is used more widely, the value of the Fund’s holdings may be impacted, which could impact the overall performance of the Fund.

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High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. Due to the size of China’s economy, such a slowdown could impact financial markets and the broader economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Market Timing Risk	The Fund is subject to the risk of market timing activities by investors due to the nature of its investments, which requires the Fund in certain instances to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.
Mid-Capitalization Companies Risk

Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company

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size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large-capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.
Non-Diversification Risk	Because the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Because the Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers. Because the Fund may have a focused portfolio of fewer companies than other funds, including both diversified and non-diversified funds, the increase or decrease in the value of a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and total return when compared to other funds.
Other Investment Companies Risk

To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

•    Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the Fund’s investment to lose value. A decline in short-term interest rates or a low interest rate environment would lower a government money market fund’s yield and the return on the Fund’s investment. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely. There is the risk that the issuers or guarantors of securities owned by a government money market fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the government money market fund. This could cause the government money market fund’s NAV to decline below $1.00 per share, which would cause the Fund’s investment to lose value.

Redemption Risk	The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or a depressed value. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. Certain securities that were liquid
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when purchased may later become illiquid, particularly in times of overall economic distress. Redemption risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.
Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase and the Fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could ﬂuctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react the same way to economic, political or regulatory events. The Fund’s performance could also be adversely affected if the sectors do not perform as expected. The lack of exposure to one or more industries within a sector may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

•      Information Technology Sector Risk. The Information Technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information Technology companies may have limited product lines, markets, financial resources or personnel. The products of Information Technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the Information Technology sector may be subject to increased government scrutiny or adverse government or regulatory action. Additionally, companies in the Information Technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of Information Technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Securities Lending Risk	The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated government money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in
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increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Distributions and Taxes – Taxes” in Appendix C).
Securities Selection Risk	Securities selected for the Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. The value of a security can be more or less volatile than the market as a whole, and the Fund’s strategy may fail to produce the intended results. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.
Small Fund Risk	Like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the affected period. Investment positions may also have a disproportionate impact, negative or positive, on performance, and Fund performance may be more volatile than that of a larger fund. The Fund’s shareholder fees and annual fund operating expenses also may be higher than those of a fund that has attracted sufficient assets to achieve investment and trading efficiencies. Shareholders of the Fund may incur higher expenses if the Fund fails to attract sufficient assets to realize economies of scale. Investors in the Fund bear the risk that, without sufficient assets, the Fund may not be successful in implementing its investment strategies or may not employ a successful investment strategy. If the Fund does not attract sufficient assets, the Fund may not be viable, and any resulting liquidation could create elevated and negative transaction costs for the Fund and adverse federal income tax consequences for investors, as well as causing shareholders to incur expenses of liquidation.
Valuation Risk	This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.
Value Stocks Risk	Investments in value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time and they may not ever realize their intrinsic or full value. While the Fund’s investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. Different
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investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s performance also may be affected adversely if value stocks become unpopular with, or lose favor among, investors. The Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Investment Policies/Restrictions

If the proposed Reorganization occurs, the Target Fund will be managed pursuant to the fundamental and non-fundamental investment policies/restrictions of the Acquiring Fund. A “fundamental” investment policy/restriction is one that may not be changed without a shareholder vote. The fundamental investment policies/restrictions for the Funds relating to industry concentration, borrowing, lending, underwriting, and investing in real estate and commodities are identical. However, the non-fundamental investment policies/restrictions differ. More detailed information about the Acquiring Fund’s fundamental investment policies/restrictions is available in the Statement of Additional Information. For a comparison of each Fund’s fundamental and non-fundamental investment policies/restrictions, see “Additional Information About the Reorganizations – Comparison of Investment Policies/Restrictions.”

Non-Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund Ninety One International Franchise Fund	Acquiring Fund American Beacon Ninety One International Franchise Fund	Differences
Real Estate	The Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).	Same.	None
Commodities	The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.	Same.	None
Illiquid Securities	No such policy.	The Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	This policy applies to the Acquiring Fund, but not the Target Fund.
Purchasing Securities on Margin	No such policy.	The Fund may not purchase securities on margin, except that (1) the Fund may obtain such short-term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection	This policy applies to the Acquiring Fund, but not the Target Fund.
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Non-Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund Ninety One International Franchise Fund	Acquiring Fund American Beacon Ninety One International Franchise Fund	Differences
with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

Comparative Performance Information

The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement. After the proposed Reorganization, which is subject to shareholder approval, the Target Fund will be the accounting survivor. This means that the Acquiring Fund will assume and publish the operating history and performance record of the Target Fund, even after the Target Fund’s liquidation. The Acquiring Fund’s R5 Class shares will adopt the performance history of the Target Fund’s I Shares.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Target Fund by showing changes in the Target Fund’s I Shares’ performance from year to year and by showing how the Target Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges. If sales charges were included, the returns would be lower. The Target Fund’s past performance (before and after taxes) does not necessarily indicate how the Target Fund will perform in the future.

Updated performance information is available on the Target Fund’s website at www.ninetyone.com or by calling toll-free to 1-844-426-8721.

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The calendar year-to-date total return as of June 30, 2024 was 7.59%.

Ninety One International Franchise Fund – Average Annual Total Returns (As of December 31, 2023)
	One Year	Since Inception (08/31/2021)
Fund Returns Before Taxes
I Shares	20.53%	(1.08)%
Fund Returns After Taxes on Distributions
I Shares	20.38%	(1.16)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
I Shares	12.42%	(0.77)%
MSCI ACWI ex-US Index (Net) (reflects no deduction for fees, expenses or taxes (except foreign withholding taxes))	15.62%	(1.86)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Returns after taxes on distribution and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon redemption of Fund shares.

Capitalization

The following table shows the capitalization of the Target Fund as of July 31, 2024, and the Acquiring Fund on a pro forma combined basis as of July 31, 2024, after giving effect to the proposed Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Target Fund. The Acquiring Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Ninety One International Franchise Fund – I Shares	$4,916,526.83	$10.55	466,021.50
Adjustments	$(5,000.00)	$(0.01)
Pro forma American Beacon Ninety One International Franchise Fund –R5 Class shares (assuming the proposed Reorganization is approved)	$4,911,526.83	$10.54	466,021.50

After careful consideration, the Target Trust Board unanimously approved the Reorganization Plan with respect to the Ninety One International Franchise Fund. Accordingly, the Target Trust Board has submitted the Reorganization Plan for approval by this Fund’s shareholders. The Target Trust Board recommends that you vote “FOR” Proposal 3.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Reorganization Plan

The terms and conditions under which the Reorganizations would be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of the form of which is attached to this Proxy Statement as Appendix A.

Each Reorganization will involve a Target Fund transferring all of its assets to the corresponding Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of all the Target Fund’s liabilities. On or as soon as is reasonably practicable after the applicable Closing Date, each Target Fund will distribute the Acquiring Fund shares it receives in its Reorganization to its shareholders. The number of full and fractional Acquiring Fund shares each shareholder will receive will be equal in number and aggregate NAV, as of immediately after the

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close of business (generally 4:00 p.m., Eastern time) on the applicable Closing Date, to the corresponding Target Fund shares the shareholder holds at that time (for the benefit thereof, as applicable). After such distribution, the Target Trust will take all necessary steps under its Agreement and Declaration of Trust and Delaware and any other applicable law to effect a complete termination of each Target Fund.

Each Reorganization may be terminated at any time at or before the applicable Closing Date by (1) either the Target Trust or the Acquired Trust (a) in the event of the other Trust’s material breach of any representation, warranty, agreement or covenant contained in the Reorganization Plan to be performed at or before the applicable Closing Date, (b) if a condition to a Trust’s obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Reorganizations have not occurred on or before June 30, 2025, or another date to which the Trusts agree; (2) by the Trusts’ mutual agreement; or (3) by either Trust, in the event that a Target Fund does not receive the requisite shareholder approval for its Reorganization.

The consummation of each Reorganization also is subject to various conditions, including approval of the proposed Reorganizations by the applicable Target Fund’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, and delivery of legal opinions, including a legal opinion regarding the federal income tax consequences of the proposed Reorganizations. Subject to the satisfaction of all applicable conditions, including conditions specified in the Reorganization Plan as well as conditions to the Reorganizations discussed above, each Reorganization will take place immediately after the close of business on the Closing Date.

The Target Trust Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of either Trust (the “Independent Trustees”), has determined, with respect to each Target Fund, that the interests of its existing shareholders will not be diluted as a result of the proposed Reorganization and that participation in the proposed Reorganization is in the best interests of each Target Fund. Similarly, the Acquiring Trust Board, including its Independent Trustees, has determined, with respect to each Acquiring Fund, that the interests of its shareholders will not be diluted as a result of the proposed Reorganization and that participation in the proposed Reorganization is in the best interests of the Acquiring Fund.

Ninety One or its affiliates and American Beacon or its affiliates have agreed to bear the following direct costs and expenses related to the proposed Reorganizations equally: (1) costs, including legal and accounting fees, associated with preparing, reviewing, and filing the Agreement and Targe Funds’ proxy materials; (2) expenses incurred in connection with printing and mailing the Target Funds’ proxy materials and the solicitation of proxies for the special meeting of Target Fund shareholders; (3) transfer agent and custodian conversion costs; (4) service provider termination fees for the Target Funds; (5) costs of preparing and filing the Acquiring Fund’s registration statement; (6) the costs of preparing and filing the Target Fund’s prospectus supplement; and (7) costs associated with any meeting of the Target Trust Board or the Acquiring Trust Board. Each Target Fund will bear, as applicable, (i) the costs of selling portfolio securities necessary to effect the Reorganizations in instances where the Target Fund holds securities in a country that does not permit the in-kind transfer of securities; and (ii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. Each Acquiring Fund will bear, as applicable, the costs of buying portfolio securities necessary to effect the Reorganizations in instances where the Target Fund holds securities in a country that does not permit the in-kind transfer of securities.

Approval of the Reorganization Plan with respect to a Target Fund covered thereby will require a “majority vote” of its shareholders as that term is defined in the 1940 Act. Specifically, the approval of the Reorganization Plan will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. If the Reorganization Plan is not approved with respect to a Target Fund by its shareholders or its Reorganization is not consummated for any other reason, the Target Trust Board will consider other possible courses of action. Please see “Voting Information” below for more information.

In connection with the Reorganizations, the Manager and, to the extent applicable, Ninety One, have agreed to use all commercially reasonable efforts to ensure that the Reorganizations comply with the safe harbor provisions of Section 15(f) of the 1940 Act. Section 15(f) requires, among other things, that during the three-year period immediately following the Reorganizations, at least 75% of the members of the Acquiring Trust Board must not be “interested

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persons” of American Beacon or Ninety One within the meaning of the 1940 Act. Section 15(f) also requires that no “unfair burden” be imposed on an Acquiring Fund as a result of the Reorganization or any express or implied terms, conditions or understandings applicable thereto.

Description of the Securities to Be Issued

In accordance with the procedures provided for in the Reorganization Plan, the shareholders of each Target Fund will receive shares of the class equal in number to and with the same aggregate value of the corresponding Acquiring Fund that the shareholder held in each Target Fund immediately prior to the Reorganization as set forth below:

Target Fund		Acquiring Fund
Ninety One Emerging Markets Equity Fund	à	American Beacon Ninety One Emerging Markets Equity Fund
A Shares	à	Y Class shares
I Shares	à	R5 Class shares
Ninety One Global Franchise Fund	à	American Beacon Ninety One Global Franchise Fund
A Shares	à	Y Class shares
I Shares	à	R5 Class shares
Ninety One International Franchise Fund	à	American Beacon Ninety One International Franchise Fund
I Shares	à	R5 Class shares

Shares will be held in book entry form only; paper certificates will not be issued. No sales charges will be imposed in connection with the receipt of Acquiring Fund shares by shareholders of a Target Fund pursuant to a Reorganization.

The Funds have similar, but not identical, distribution and purchase procedures, exchange rights and redemption procedures. There is no minimum initial or subsequent investment amount for A Shares or I Shares of the Target Fund. For the Acquiring Fund, the Y Class shares have a $100,000 minimum initial investment amount, and the R5 Class shares have a $250,000 minimum initial investment amount. These minimum investment requirements will be waived for all Target Fund shareholders in connection with the Reorganization, and Target Fund shareholders will be able to continue to purchase Y Class or R5 Class shares of the Acquiring Fund without meeting the respective minimum initial investment amounts. Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganizations.

Board Considerations

At a meeting of the Target Trust Board held on June 17-18, 2024 and subsequently in connection with a written consent (together, the “Target Trust Meeting”), the Target Trust Board considered the Reorganizations, with the advice and assistance of fund counsel and independent legal counsel to the Target Trust’s Independent Trustees. In advance of the Target Trust Meeting, Ninety One and American Beacon provided background materials, analyses and other information to the Target Trust Board regarding, among other things, the information discussed below, including responses to specific requests by the Target Trust Board. In connection with the Target Trust Meeting, the Target Trust Board received a presentation from representatives of Ninety One and reviewed the terms of the Reorganization Plan, noting that the Reorganizations would be submitted to the Target Funds’ shareholders for approval. Representatives of Ninety One also responded to questions raised by the Target Trust Board in connection with the Target Trust Meeting.

After the Target Trust Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Target Trust Board considered relevant to its deliberations, the Target Trust Board, including the Target Trust’s Independent Trustees, unanimously approved the Reorganizations. The Target Trust Board, including the Target Trust’s Independent Trustees, also unanimously determined that participation by the Target Funds in the Reorganizations would be in the best interests of the Target Funds and that the interests of existing shareholders of the Target Funds would not be diluted as a result of the Reorganizations.

In making these determinations, the Target Trust Board, including all of the Target Trust’s Independent Trustees, considered a number of factors, including the potential benefits and costs of the Reorganizations to the shareholders of the Target Funds. In its deliberations, the Target Trust Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors

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together, and individual trustees may have attributed different weights to various factors. These considerations included the following:

•	Each Acquiring Fund is expected to have the same investment objective, and similar investment strategies, restrictions and principal risks, as its corresponding Target Fund.
•	The Reorganizations are not expected or intended to result in any changes to the day-to-day investment management of the Target Funds, as the existing portfolio management teams at Ninety One will serve as portfolio managers for the Acquiring Funds.
•	It is anticipated that the Total Expense Ratio of each share class of each Acquiring Fund will be lower than the Total Expense Ratio of the corresponding share class of the corresponding Target Fund.
•	The Net Expense Ratio for each Acquiring Fund’s Y Class shares will be lower than the Net Expense Ratio for the corresponding Target Fund’s A Shares, and the Net Expense Ratio for the Acquiring Fund’s R5 Class shares will be the same as the Net Expense Ratio of the corresponding Target Fund’s I Shares.
•	Ninety One and American Beacon have agreed to bear the direct costs and expenses related to the Reorganizations, other than expenses related to transactions costs and transfer or stamp duties.
•	American Beacon has agreed to cap each Acquiring Fund’s expenses at a level at or below the corresponding Target Fund’s expenses for three years following the Closing Date.
•	The Reorganizations would expand the distribution channels of the Target Funds through strategic partnership with American Beacon’s parent company, providing the Target Funds with greater access to various intermediary channels.
•	The Reorganizations would provide opportunities to increase the assets of the Target Funds through American Beacon’s significant distribution team and capabilities.
•	The Reorganizations are expected to allow the Target Funds to scale, potentially resulting in reduced operating costs over the long term.
•	Each Acquiring Fund has the same management fee as its corresponding Target Fund.
•	The Reorganizations are not expected to result in any material changes to the availability of the Target Funds on existing distribution platforms.
•	The Reorganizations are intended to be tax-free for U.S. federal income tax purposes for the Target Funds and their shareholders.

Comparison of Investment Policies/Restrictions

If the proposed Reorganization occurs, each Target Fund will be managed pursuant to the fundamental and non-fundamental investment policies/restrictions of the corresponding Acquiring Fund. The fundamental investment policies/restrictions for each Acquiring Fund are identical to the corresponding Target Fund. However, the non-fundamental investment policies/restrictions differ. The investment policies/restrictions identified as fundamental cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. A non-fundamental investment policy/restriction of a Fund may be changed with respect to each Fund by a vote of a majority of the applicable board.

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Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Funds	Acquiring Funds	Differences
Industry Concentration.	Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.	Same.	None.
Borrowing.	Each Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Same.	None.
Loans.	Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Same.	None.
Commodities and Real Estate.	Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Same.	None.
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Underwriting.	Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Same.	None.
Diversification.	The Ninety One Emerging Markets Equity Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Same.	None.
Non-Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Funds	Acquiring Funds	Differences
Real Estate.	Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).	Same.	None.
Commodities.	Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.	Same.	None.
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Investing in Illiquid Securities.	No such policy.	Each Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	This policy applies to the Acquiring Funds, but not the Target Funds.
Purchasing Securities on Margin.	No such policy.	Each Fund may not purchase securities on margin, except that (1) a Fund may obtain such short term credits necessary for the clearance of transactions, and (2) a Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.	This policy applies to the Acquiring Funds, but not the Target Funds.

Under the Investment Company Act, the above limitations (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was affected.

For purposes of the Acquired Fund’s industry concentration policy, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Acquired Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of an Acquired Fund’s total assets will be invested in securities issued by any one foreign government or supranational organization. An Acquired Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could

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consider such a company to be within the particular industry and, therefore, an Acquired Fund will invest in the securities of such a company only if it can do so under its industry concentration policy.

For purposes of each Acquiring Fund’s policy relating to issuing senior securities set forth above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits each Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The Acquiring Fund’s policies above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of each Acquiring Fund’s policy relating to making loans set forth above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

Federal Income Tax Consequences of the Reorganization

The Target Trust believes that each Target Fund has qualified for treatment as a regulated investment company under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) since its inception. Accordingly, the Target Trust believes each Target Fund has been, and expects each Target Fund to continue through the applicable Closing Date, to be relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M.

The Reorganizations are intended to qualify for federal income tax purposes as tax-free reorganizations under section 368(a)(F) of the Code. As a condition to the Closing, the Target Trust and the Acquiring Trust will receive an opinion of the Acquiring Trust’s counsel substantially to the effect that -- based on certain assumptions and conditioned on the representations set forth in the Reorganization Plan (and, if such counsel requests, in separate letters from the Target Trust and the Acquiring Trust) being true and complete at the time of the Closing and each Reorganization being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) -- each Reorganization will qualify as such a reorganization and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code) and that, accordingly, for federal income tax purposes

•	A Target Fund will recognize no gain or loss on the transfer of its assets to the corresponding Acquiring Fund in exchange solely for Y Class and R5 Class shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities or on the distribution of those shares to the Target Fund’s shareholders in exchange for their Target Fund A Shares and I Shares, respectively;
•	A shareholder will recognize no gain or loss on the exchange of all of its Target Fund A Shares and I Shares solely for Y Class and R5 Class shares, respectively, of the corresponding Acquiring Fund pursuant to a Reorganization;
•	A shareholder’s aggregate tax basis in the Acquiring Fund shares it receives pursuant to each Reorganization will be the same as the aggregate tax basis in its corresponding Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds them as capital assets as of the time of the Closing;
•	Each Acquiring Fund will recognize no gain or loss on its receipt of the corresponding Target Fund’s assets in exchange solely for the Acquiring Fund shares and the Acquiring Fund’s assumption of the Target Fund’s liabilities;
•	Each Acquiring Fund’s basis in each transferred asset will be the same as the corresponding Target Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such
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asset will include the Target Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); and

•	For purposes of section 381 of the Code, each Acquiring Fund will be treated just as the corresponding Target Fund would have been treated if there had been no Reorganization. Accordingly, a Reorganization will not result in the termination of a Target Fund’s taxable year, the Target Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the corresponding Acquiring Fund as if there had been no Reorganization, and the part of a Target Fund’s last taxable year that began before the Reorganization will be included in the corresponding Acquiring Fund’s first taxable year that ends after the Reorganization.

Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of a Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Significant holders of shares of each Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of a Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation 1.368-3(b).

Tracking Your Basis and Holding Period. After a Reorganization, you will continue to be responsible for tracking the adjusted tax basis in and holding period of your Acquiring Fund shares for federal income tax purposes. Any basis determination method you elected with respect to Target Fund shares you acquired will continue to be used by the corresponding Acquiring Fund after the Reorganization for the Acquiring Fund shares exchanged for those Target Fund shares in the Reorganization (“Covered Exchange Shares”). If you want to use any acceptable method for basis determination other than the average basis method, which will be each Acquiring Fund’s default method, with respect to any Acquiring Fund shares you acquire after the Reorganization (“Covered AB Shares” and, collectively with Covered Exchange Shares, “Covered Shares”), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing (which may be electronic). Any basis determination method for Covered Shares may not be changed with respect to a redemption thereof after the settlement date of the redemption.

Each Acquiring Fund (or its administrative agent) is required to report to the IRS and furnish to its shareholders the basis information for Covered Shares. As a result, an Acquiring Fund is required to report the gross proceeds from the redemption of its shares and, for Covered Shares, is also required to report the basis information and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Before making any redemptions, you should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.

Form of Organization and Rights of Shareholders of the Funds

The rights of shareholders of the Acquiring Funds are substantially similar to the rights of shareholders of the Target Funds. The Target Trust is organized as a Delaware statutory trust, whereas the Acquiring Trust is organized as a Massachusetts business trust. Each Trust’s operations are governed by its Declaration of Trust and By-laws and applicable Delaware or Massachusetts law. The operations of each Trust are also subject to the provisions of the 1940 Act and the rules and regulations thereunder. The chart below describes some of the differences between your rights as a Target Fund shareholder and your rights as an Acquiring Fund shareholder.

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Category	Target Funds	Acquiring Funds
Par Value	Each share may be issued with or without par value, as the Trustees shall determine.	Each share may be issued with or without par value, as the Trustees have determined.
Preemptive Rights	None.	None.
Preference	None.	None.
Appraisal Rights	None.	None.
Conversion Rights	None.	None.
Exchange Rights (not including the right to exchange among Funds)	None.	None.
Shareholder Rights	No rights to title in trust property, to call for any partition, division or accounting.	No rights to title in trust property, to call for any partition, division or accounting treatment as a partner, or rights, privileges, claims or remedies under contracts entered into by the Trust.
Personal Liability of Shareholders	None. No shareholder of the Target Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.	No Shareholder of the Acquiring Trust or any series shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Acquiring Trust or by or on behalf of any series. None of the Acquiring Trust, the Trustees or any officer, employee or agent of the Acquiring Trust shall have any power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise. The Acquiring Trust is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to them having been a shareholder, and not because of their acts or omissions.
Annual Meetings	No annual meetings unless required by law.	No annual meetings unless required by law.
Shareholder Right to Call Meeting of Shareholders	Shall be called by the Secretary upon written request of the holders of shares entitled to cast not less than ten percent (10%) of all the votes entitled to be cast at such meeting.	Shall be called upon request of shareholders owning at least 25% of Net Asset Value (in dollars) of the Shares entitled to vote.
Notice of Meetings	Mailed to the address on record with the Target Trust at least 7 days prior to the meeting.	Provided personally, by mail or by other written or electronic communication at least 15 days prior to the meeting.
Record Date for Meetings	Trustees may fix in advance a date not more than 90 days, nor less than 10 days, before the meeting.	Trustees may fix in advance a date not more than 90 days before the meeting.
Election of Trustees	Trustees shall be elected by the vote of a plurality of the votes present in person or by proxy, except that any vacancy, including any vacancy created by the Board in connection with an increase in the number of Trustees constituting the Board, on the	A plurality of the votes cast in person or by proxy shall elect a Trustee. In case any vacancy of a Trustee position shall exist for any reason, including, an increase in the number of Trustees authorized, the remaining Trustees shall fill such vacancy
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	Board of Trustees may be filled by a majority vote of the Board of Trustees, although less than a quorum, subject to the requirements of Section 16(a) of the 1940 Act.	by appointing such other person as they in their discretion shall see fit, consistent with the limitations under the 1940 Act. The power of appointment if subject to the provisions of Section 16(a) of the 1940 Act.
Adjournment of Meetings	Majority of the votes present.	The chair of the meeting or a majority of the votes cast by shareholders present in person or by proxy.
Removal of Trustees by Shareholders	May be removed at a shareholder meeting by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust. The shareholders may remove Trustees at any meeting of shareholders called by the Trustees for that purpose. A meeting of shareholders for the purpose of removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the Shares of the Trust in the aggregate.	May be removed, with or without cause, at a shareholder meeting by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.
Shareholder Derivative Lawsuits	None.	In addition to applicable provisions of state law, prior to bringing a derivative action, a demand executed by no fewer than three unrelated shareholders must be made on the Trustees, and shall contain a detailed description of the action or failure to act complained of, the facts upon which such allegation is made and the reasonably estimated damages or other relief sought, unless a demand is not likely to succeed and irreparable nonmonetary injury to the Trust or series or class that the plaintiff could not reasonably have prevented would otherwise result. Unless a demand is not required as noted above, shareholders who collectively hold shares representing 10% or more of the total combined net asset value of all shares issued and outstanding or of the series or class to which such action relates, must join in the request for the Trustees to commence such action. The Trustees may review and reject the demand after evaluation.

Purchase and Sale of Acquiring Fund Shares

You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares” in Appendix C.

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	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None
R5	$250,000	$50	None

Tax Information

Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Comparison of Distribution and Purchase, Redemption and Exchange Procedures

SEI Investments Distribution Co. (“SEI Distribution”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor for the shares of the Target Funds. SEI Distribution is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Under a Distribution Agreement with the Target Trust, SEI Distribution acts as the Target Funds’ agent in connection with the continuous offering of shares of the Target Funds. SEI Distribution has no obligation to sell any specific quantity of the Target Funds’ shares.

Resolute Investment Distributors, Inc. (“RID” or “Distributor’”), located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, will be the distributor and principal underwriter of the Acquiring Funds’ shares. RID is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Acquiring Trust, RID acts as the distributor and principal underwriter of the Acquiring Trust in connection with the continuous offering of shares of the Acquiring Funds. The Distributor continually distributes shares of the Acquiring Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Acquiring Funds’ shares.

The Target Funds have adopted a distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, for A Shares that allows the Target Funds to pay distribution and/or service fees for the sale and distribution of Target Fund shares, and for services provided to shareholders. Because these fees are paid out of a Target Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for A Shares of a Target Fund is 0.25%.

The Y Class and R5 Class shares of the Acquiring Funds do not pay any Rule 12b-1 fees.

Purchase, Redemption and Exchange Procedures

Purchase Procedures. The purchase procedures for the Target Funds and the Acquiring Funds are similar. I Shares of the Target Fund are offered exclusively to:

•	Wrap fee based programs and fee based clients of a broker-dealer, an investment adviser or other financial intermediary;
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•	Commissionable brokerage platforms where a financial intermediary, acting as broker on behalf of the financial intermediary’s customer, charges the customer a transaction-based commission outside the Fund where the broker does not receive compensation from Fund sales charges or Rule 12b-1 fees;
•	Institutional investors, including corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employee sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment adviser firms; registered investment companies; bank trusts; college savings programs; charitable organizations; financial institutions; pension plans; and family offices;
•	Eligible employees, which are present or former officers, directors, and employees (and their eligible family members) of the Fund, Ninety One, and Ninety One’s affiliates, Ninety One’s parent company and subsidiaries of Ninety One’s parent company, and retirement plans established for the benefit of these individuals; and
•	I Shares shareholders purchasing I Shares through the reinvestment of dividends or other distributions.

A Shares of a Target Fund can generally only be purchased through an account with a broker or other financial intermediary.

The Y Class and R5 Class shares of the Acquiring Funds are available to eligible investors who meet the minimum initial investment. Subject to eligibility, shareholders may invest in the Acquiring Funds through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. The Manager may allow certain individuals to invest directly in the Acquiring Funds in its sole discretion.

There is no minimum initial or subsequent investment amount for I Shares or A Shares of a Fund. The minimum initial investment for Y Class shares of the Acquiring Fund will be $100,000. The minimum initial investment for R5 Class shares of the Acquiring Fund will be $250,000. The minimum subsequent investment amount for the Acquiring Fund’s Y Class and R5 Class shares is $50 for purchases by ACH, check or exchange, and $0 for purchases by wire transfer. These minimum investment requirements will be waived for all Target Fund shareholders in connection with the Reorganization, and Target Fund shareholders will be able to continue to purchase Y Class or R5 Class shares of the Acquiring Fund without meeting the respective minimum initial investment amounts.

Acquiring Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of an Acquiring Fund are available for offer and sale in their jurisdiction. The Acquiring Funds reserve the right to refuse purchases if, in the judgment of the Acquiring Fund, the transaction would adversely affect the Acquiring Fund and its shareholders. The Acquiring Funds have the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Acquiring Funds will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Acquiring Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld. Additional information for the Acquiring Funds is set forth in Appendix C to this Proxy Statement.

Redemption Procedures. The Target Fund permits, and the Acquiring Fund will permit, redemptions by mail and telephone, and the Acquiring Fund will permit redemptions via the internet and through wire. For shares purchased through a broker-dealer or financial intermediary, shares may be redeemed through that financial intermediary. Additionally, each Fund has also reserved the right to redeem shares “in kind.” Additional shareholder account information for the Acquiring Fund is set forth in Appendix C to this Proxy Statement.

Exchange Procedures. Target Fund shareholders may exchange I Shares or A Shares of one Fund for I Shares or A Shares, respectively, of another Fund by writing to or calling the Target Funds. Exchanges are subject to the eligibility requirements and the fees and expenses of the Target Fund shares. Target Fund shareholders also may convert one class of shares of a Target Fund to another class of the same Fund, subject to the eligibility requirements and fees and expenses of the other share class.

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Shares of the Acquiring Funds may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” in Appendix C to this Proxy Statement for additional limitations that apply to purchases and redemptions. Shares of any class of an Acquiring Fund may be converted to shares of another class of the same Acquiring Fund under certain limited circumstances.  For federal income tax purposes, the conversion of shares of one share class of a Fund to shares of a different share class of a Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of a Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of a capital gain or loss for those purposes. The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. American Beacon Fund shares may be acquired through exchange only in states in which they can be legally sold. The Acquiring Trust reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Please refer to the section titled “Frequent Trading and Market Timing” in Appendix C to this Proxy Statement for information on the Acquiring Trust’s policies regarding frequent purchases, redemptions, and exchanges.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Service Providers

The Manager

American Beacon (the “Manager”) serves as the Manager and administrator of the Acquiring Funds. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Manager, on behalf of the Acquiring Funds, has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration as a commodity pool operator under the Commodity Exchange Act. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Acquiring Funds.

The Manager may allocate the assets of each Acquiring Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Acquiring Funds. The Manager:

•	develops overall investment strategies for each Acquiring Fund,
•	selects and changes sub-advisors,
•	allocates assets among sub-advisors,
•	monitors and evaluates the sub-advisor’s investment performance,
•	monitors the sub-advisor’s compliance with each Acquiring Fund’s investment objectives, policies and restrictions,
•	oversees each Acquiring Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and
•	directs the investment of the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

Each Acquiring Fund’s assets are currently allocated by the Manager to one sub-advisor, Ninety One.  Ninety One has full discretion to purchase and sell securities for the Acquiring Funds in accordance with the Acquiring Funds’ objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for its portfolios.

In the future, the Manager may allocate an Acquiring Fund’s assets to a different sub-advisor, and/or to one or more additional sub-advisors. The Acquiring Funds operate in a manager of managers structure. The Acquiring Funds and

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the Manager have received an exemptive order from the SEC that permits the Acquiring Funds, subject to certain conditions and approval by the Acquiring Trust Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Acquiring Funds and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Acquiring Funds to expand their exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Acquiring Trust Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Acquiring Trust Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Acquiring Funds from disclosing the advisory fees paid by the Acquiring Funds to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Acquiring Funds may rely on the SEC staff no-action letter to expand their exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Acquiring Trust Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Acquiring Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

The Acquiring Funds’ management agreement with the Manager (the “Management Agreement”) provides for an Acquiring Fund to pay the Manager an annualized management fee based on a percentage of a Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

Acquiring Fund
First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

As compensation for services provided by the Manager in connection with securities lending activities conducted by an Acquiring Fund, the lending Acquiring Fund would pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits a Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Proxy Statement, the Acquiring Funds intend to engage in securities lending activities.

As of the date of this Proxy Statement, the Acquiring Funds had not commenced operations and have not paid aggregate management fees to the Manager and investment advisory fees to the sub-advisor.

A discussion of the Acquiring Trust Board’s consideration and approval of the Management Agreement between the Acquiring Trust, on behalf of the Acquiring Funds, and the Manager, and the Investment Advisory Agreement among the Acquiring Trust, on behalf of the Acquiring Funds, the Manager, and Ninety One, will be available in the Acquiring Funds’ Semi-Annual Financial Statements as filed in Form N-CSR with the SEC for the fiscal period ending February 28, 2025.

Contractual Expense Limitations

The Manager has contractually agreed to waive fees and/or reimburse expenses of the following share classes of the Acquiring Funds to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class’s average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses)  as follows, through November 30, 2027 or, if longer, three years following the closing date for the American Beacon Ninety One Global

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Franchise Fund and American Beacon Ninety One International Franchise Fund, and through February 21, 2028   or, if longer, three years following the closing date for the American Beacon Ninety One Emerging Markets Equity Fund :

Acquiring Funds	R5 Class	Y Class
American Beacon Ninety One Emerging Markets Equity Fund	0.85%	0.92%
American Beacon Ninety One Global Franchise Fund	0.85%	0.92%
American Beacon Ninety One International Franchise Fund	0.85%	0.92%

The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board. The Manager will itself waive fees and/or reimburse expenses of the Acquiring Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Acquiring Fund. The Acquiring Trust Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The Sub-Advisor

Ninety One North America, Inc.  (“Ninety One”) is located at 65 East 55th Street, 30th Floor, New York, NY 10022. Ninety One is registered with the SEC as an investment adviser under the Advisers Act. Ninety One is a wholly-owned subsidiary of Ninety One International Limited (“Ninety One International”), which is an indirect wholly-owned subsidiary of Ninety One Plc, a company listed on the London Stock Exchange, with a secondary listing on the Johannesburg Stock Exchange. Ninety One Plc is affiliated with Ninety One Limited (“Ninety One Ltd”), a company listed on the Johannesburg Stock Exchange. Ninety One Ltd is the majority owner of Ninety One Africa (Pty) Ltd, which is the parent of Ninety One SA (Pty) Ltd (“Ninety One Pty”). Ninety One UK Ltd. (“Ninety One UK”) is also an indirect wholly-owned subsidiary of Ninety One Plc. The firm managed approximately $162.5 billion in assets as of June 30, 2024.

Ninety One Pty and Ninety One UK are considered participating affiliates of Ninety One pursuant to applicable regulatory guidance and the portfolio managers employed by those entities are considered to be “supervised persons” of Ninety One, as the term is defined in the Advisers Act.

The Investment Advisory Agreement among the Acquiring Trust, on behalf of the Acquiring Funds, the Manager and the sub-advisor provides for each Acquiring Fund to pay Ninety One an annualized investment advisory fee based on a percentage of the Acquiring Fund’s average daily net assets. The Acquiring Funds will each pay Ninety One an investment advisory fee at the annual rate of 0.40% of an Acquiring Fund’s average daily net assets.

Ninety One Portfolio Managers for the American Beacon Ninety One Emerging Markets Equity Fund

Archie Hart, Portfolio Manager at Ninety One UK, serves as a portfolio manager of the American Beacon Ninety One Emerging Markets Equity Fund. Mr. Hart joined Ninety One UK in 2008. Mr. Hart graduated from the University of Sheffield in 1986 with a degree in Business Studies.

Varun Laijawalla, Portfolio Manager at Ninety One UK, serves as a portfolio manager of the American Beacon Ninety One Emerging Markets Equity Fund. Mr. Laijawalla joined Ninety One UK in 2016. Mr. Laijawalla received his BA from University of Warwick. Mr. Laijawalla also received an MBA with a specialization in Finance from Institut Européen d’Administration des Affaires.

Ninety One Portfolio Managers for the American Beacon Ninety One Global Franchise Fund

Elias Erickson, Portfolio Manager at Ninety One, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund. Mr. Erickson joined Ninety

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One in 2018. Previously, Mr. Erickson was a Managing Director at Thornburg Investment Management, where he served as an Associate Portfolio Manager for the Thornburg Global Opportunities Fund since 2015.

Clyde Rossouw, Head of Quality at Ninety One Pty, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund. Mr. Rossouw joined Ninety One Pty in 1999. He completed his Bachelor of Science (Statistics and Actuarial Science) degree at the University of Cape Town in 1991. Mr. Rossouw was awarded the Certificates in Actuarial Techniques (1995), and Finance and Investments (1997) by the Institute of Actuaries in London, and gained his Chartered Financial Analyst qualification in 1999.

Abrie Pretorius, Portfolio Manager at Ninety One, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund. Mr. Pretorius joined Ninety One in 2007. He graduated cum laude from the University of the North West, Potchefstroom Campus, with a Master of Science degree in Quantitative Risk Management: Investment Management. Mr. Pretorius also holds the Investment Management Certificate and is a CFA charterholder.

Paul Vincent, Portfolio Manager at Ninety One UK, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund. Mr. Vincent joined Ninety One UK in 2010. He graduated from the University of Surrey with a first-class Bachelor of Science (Hons) degree in Business Management. Mr. Vincent is also a CFA charterholder and holds the Investment Administration Qualification and Investment Management Certificate.

Ninety One Portfolio Managers for the American Beacon Ninety One International Franchise Fund

Elias Erickson, Portfolio Manager at Ninety One, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund. Mr. Erickson joined Ninety One in 2018. Previously, Mr. Erickson was a Managing Director at Thornburg Investment Management, where he served as an Associate Portfolio Manager for the Thornburg Global Opportunities Fund since 2015.

Clyde Rossouw, Head of Quality at Ninety One Pty, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund. Mr. Rossouw joined Ninety One Pty in 1999. He completed his Bachelor of Science (Statistics and Actuarial Science) degree at the University of Cape Town in 1991. Mr. Rossouw was awarded the Certificates in Actuarial Techniques (1995), and Finance and Investments (1997) by the Institute of Actuaries in London, and gained his Chartered Financial Analyst qualification in 1999.

Abrie Pretorius, Portfolio Manager at Ninety One, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund. Mr. Pretorius joined Ninety One in 2007. He graduated cum laude from the University of the North West, Potchefstroom Campus, with a Master of Science degree in Quantitative Risk Management: Investment Management. Mr. Pretorius also holds the Investment Management Certificate and is a CFA charterholder.

Other Service Providers

RID is the Acquiring Funds’ distributor and principal underwriter of the Acquiring Funds’ shares. RID, located at 220 East Las Colinas, Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Acquiring Trust, the Distributor acts as the distributor and principal underwriter of the Acquiring Trust in connection with the continuous offering of shares of the Acquiring Funds. The Distributor continually distributes shares of the Acquiring Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Acquiring Funds’ shares. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Since the Acquiring Funds had not commenced operations prior to the date of this SAI, no underwriting discounts and commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation have been paid to, or retained by, the Distributor.

State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Acquiring Funds. State Street also serves as the Acquiring Funds’ Foreign Custody Manager

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pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Acquiring Funds with certain financial reporting and tax services.

SS&C GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Acquiring Trust and provides these services to Acquiring Fund shareholders.

The Acquiring Funds’ independent registered public accounting firm is [XXXX], which is located at [XXXX].

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Acquiring Funds.

Payments to Financial Intermediaries

For certain share classes, an Acquiring Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Acquiring Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in an Acquiring Fund. To the extent that an Acquiring Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, an Acquiring Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing.’’

Compensation received by a financial intermediary from an Acquiring Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Acquiring Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Acquiring Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Acquiring Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from an Acquiring Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of an Acquiring Fund, or a certain class of shares of an Acquiring Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of an Acquiring Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or an Acquiring Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Proxy Statement.

“Householding”

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address, unless the Target Fund has received instructions to the contrary. If you would like to obtain an additional copy of this Proxy Statement or a copy of the Target Fund’s most recent Annual or Semi-Annual Shareholder Report, free of charge, write to Ninety One Funds, P.O. Box 219009, Kansas City, MO 64121-9009, or call 844-426-8721. If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Manager as instructed above.

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Additional Information

For additional information regarding your investment in the Acquiring Fund (and other funds in the Acquiring Trust), including: (1) the Acquiring Fund’s investments; (2) purchase, exchange and redemption information; (3) valuation of Acquiring Fund shares; (4) account and transaction policies; and (5) information regarding dividends, other distributions and taxes, please see Appendix C.

VOTING INFORMATION

Record Date, Voting Rights and Vote Required

Proxies are being solicited from the shareholders of the Target Funds by the Target Trust Board for the Special Meeting to be held at 2:00pm Eastern Time on November 13, 2024, at the offices of SEI Global Funds Services, the Target Funds’ administrator, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or at such later time made necessary by adjournment.

The Target Trust Board has fixed the close of business on August 30, 2024 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote per each full and fractional share. Regardless of the class of shares they own, shareholders of a Target Fund will vote as a single class on the Reorganization Plan.

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. Unless revoked, all valid proxies will be voted in accordance with the specification thereon. If your proxy card is properly executed and you give no voting instructions, your shares will be voted “FOR” approval of the applicable Reorganization Plan. The total number of issued and outstanding shares of beneficial interest of each class of the Target Funds as of the Record Date is set forth below.

Outstanding Shares

Target Fund	A Shares	I Shares
Ninety One Emerging Markets Equity Fund	[ ]	[ ]
Ninety One Global Franchise Fund	[ ]	[ ]
Ninety One International Franchise Fund	N/A	[ ]

Approval of the Reorganization Plan requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the Investment Company Act (an “Investment Company Act Majority”) of a Target Fund entitled to vote on the Reorganization Plan. For this purpose, a vote of the holders of a “majority of the outstanding voting securities” of a Target Fund means the lesser of: (a) the affirmative vote of 67% or more of a Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of a Target Fund’s outstanding shares are present in person or represented by proxy; or (b) the affirmative vote of more than 50% of a Target Fund’s outstanding shares. Shareholders of record who own five percent or more of a Target Fund as of the Record Date are set forth on Appendix B to this Proxy Statement. The Target Trust will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons.

How to Vote

You may cast your vote by mail, via the internet, and by telephone as set forth below:

Mail:	To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign and date the card(s) and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).
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Phone:	Automated Touchtone: the toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card(s). You must have the control number found on the reverse side of your proxy card(s).

Representative: To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Proxies

All proxy cards that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting or any adjournment or postponement thereof according to the instructions on the proxy card. If no contrary direction is given on an executed proxy card, it will be voted FOR the Reorganization Plan.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a written notice of revocation to James Bernstein, Secretary of the Target Trust, which must be delivered to the Target Trust prior to the exercise of the proxy. You may also revoke a proxy through execution of a subsequent proxy or attendance and voting in person at the meeting, or if a written notice of your death or incapacity is received by the Target Trust before the proxy’s vote is counted. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Quorum and Adjournments

The presence in person or by proxy of holders of record of a Target Fund’s shares issued and outstanding and entitled to vote representing more than thirty-three and one-third percent (33 1/3%) of the total combined net asset value of all shares of such Target Fund issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the Special Meeting..

If a quorum is not present or represented at the Special Meeting, if a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization Plan are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote for or against an adjournment in their discretion. Abstentions will be counted AGAINST such proposal to adjourn.

Abstentions and Broker “Non-Votes”

The Target Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Target Funds in “street name” will request voting instructions from their customers. Pursuant to NYSE Rule 452, if the broker-dealer firms do not receive instructions from beneficial owners or persons entitled to vote, a broker-dealer cannot vote on a Proposal in its discretion and any such shares represented by proxy at the Special Meeting would be considered “broker non-votes.” Shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote on a Proposal for purposes of determining the presence of a quorum. Any abstentions would have the effect of a negative vote on a Proposal. Because broker-dealers (in the absence of specific authorization from their beneficial owners or persons entitled to vote) are not expected to have discretionary authority to vote shares owned beneficially by their customers on any Proposal, there are unlikely to be any “broker non-votes.”

Solicitation of Proxies

The solicitation of proxies will be largely by mail, but also may include telephonic, Internet, or oral communication by representatives of Ninety One or its affiliates and officers and service providers of the Target Funds, who will not be paid for these services. Ninety One has retained Computershare, Inc. to aid in the printing and solicitation of proxies, at an anticipated cost of approximately $200,000, plus expenses. Ninety One and American Beacon have agreed to bear these costs equally.

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Other Business and Next Meeting of Shareholders

No business other than the proposals is expected to come before the Special Meeting, but should any other business properly come before the Special Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

The Target Funds do not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Target Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Submission of a proposal does not necessarily mean that the proposal will be included.

FINANCIAL HIGHLIGHTS

For the financial highlights tables of the Funds see “Financial Highlights” in Appendix D. The information for the six months ended April 30, 2024 has not been audited. The information for the fiscal periods ended October 31, 2019, 2020, 2021, 2022, and 2023 was audited by Ernst & Young LLP, the Target Funds’ independent registered public accounting firm. The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Target Funds and the notes thereto included in the Target Funds’ Annual Shareholder Report for the fiscal year ended October 31, 2023 and the Target Funds’ Semi-Annual Shareholder Report for the fiscal period ended April 30, 2024.

* * * *

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of _____ __, 2024, among The Advisors’ Inner Circle Fund III, a Delaware statutory trust (“Old Trust”), severally and not jointly on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “Old Funds” on Schedule A attached hereto (“Schedule A”) (each, an “Old Fund”); American Beacon Funds, a Massachusetts business trust (“New Trust”), severally and not jointly on behalf of each series thereof listed under the heading “New Funds” on Schedule A (each, a “New Fund”); and, solely for purposes of paragraph 6, Ninety One North America, Inc., Old Trust’s investment adviser (“Old Trust Adviser”), and, solely for purposes of paragraph 6, American Beacon Advisors, Inc., New Trust’s investment adviser (“New Trust Adviser”). (Each Old Fund and New Fund is sometimes referred to herein as a “Fund,” and each of Old Trust and New Trust is sometimes referred to herein as an “Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations described herein (collectively, “Obligations”) of and by each Fund – and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf – shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be liable with respect to the breach or other default by a Fund or the Investment Company of its Obligations set forth herein.

The Investment Companies wish to effect three reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and each Investment Company intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization will involve an Old Fund changing its identity, form and place of organization – by converting from a series of Old Trust to a series of New Trust – by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring those assets and continuing that Old Fund’s business) (“corresponding New Fund”) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of that Old Fund’s Liabilities (defined below) (2) distributing those shares pro rata to that Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization” and more specifically listed under the heading “Reorganization” on Schedule A), all on the terms and conditions set forth herein.

With respect to each Reorganization, each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance hereof on behalf of the Fund that is a series thereof (“its Fund”) by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of its Fund’s existing shareholders will not be diluted as a result of the Reorganization.

The Old Funds listed on Schedule A have issued and outstanding two classes of shares: A Class shares (“Old Fund A Class Shares”) and I Class shares (“Old Fund I Class Shares” and, together with Old Fund A Class Shares, “Old Fund Shares”). Commencing at the Effective Time (as defined in paragraph 2.1), each New Fund listed on Schedule A will issue and have outstanding Y Class shares (“New Fund Y Class Shares”) and R5 Class shares (“New Fund R5 Class Shares”, and together with New Fund Y Class Shares, “New Fund Shares”). The rights and obligations of Old Fund A Class Shares and New Fund Y Class Shares are identical to each other, the rights and obligations of Old Fund I Class Shares and New Fund R5 Class Shares are identical to each other.

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For convenience, the balance of this Agreement refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite approval of Old Fund’s shareholders and satisfaction of the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund. In exchange therefor, New Fund shall:

(a) issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) New Fund Y Class Shares equal to the number of full and fractional Old Fund A Class Shares outstanding at the Effective Time and (2) New Fund R5 Class Shares equal to the full and fractional Old Fund I Class Shares then outstanding; and

(b) assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

The transactions described in this Section 1.1 shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature – including, without limitation, all cash, cash equivalents, securities, commodities, warehouse receipts, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – Old Fund owns at the Effective Time, and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Old Fund’s books at that time.

1.3 The Liabilities shall consist of all of Old Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 3.1(aa)) borne by Old Trust Adviser and New Trust Adviser pursuant to paragraph 6. Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties that are or will become due before the Effective Time, other than those incurred in the ordinary course of business that are associated with assets of the Old Fund to be transferred to the New Fund, prior to Closing. Any such liabilities incurred prior to Closing in the ordinary course of business that are associated with the assets of the Old Fund to be transferred to the New Fund not so discharged and existing at Closing, shall be assumed by the New Fund.

1.4 At or before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the price at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at that time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Old Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional New Fund Shares due to that Shareholder, by class (i.e., the account for each Shareholder that holds Old Fund A Class Shares shall be credited with the number of full and fractional New Fund Y Class Shares due to that Shareholder, and the account for each Shareholder that holds Old Fund I Class Shares shall be credited with the number of full and fractional New Fund R5 Class Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records. New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

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1.5 Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns (for periods ending before the Effective Time), and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7 After the Effective Time, Old Fund shall not conduct any business except in connection with its termination and complete liquidation. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of Old Trust.

1.8 With respect to each Reorganization:

(a) The value of the Old Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, and the amount of the Liabilities shall be determined, as of the Effective Time, using the valuation methodologies set forth in the then-current prospectus for the New Fund and the valuation procedures established by the New Trust’s board of trustees.

(b) The number of shares of each class of the New Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Old Fund’s Assets shall equal the number of shares of the corresponding class of the Old Fund Shares outstanding as of the Effective Time. All New Fund shares delivered to an Old Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(c) The net asset value per share of each class of the New Fund shares issued in connection with the Reorganization shall be determined by dividing (i) the value of the Assets minus the Liabilities (as described in Section 18(a)) by (ii) the number of the corresponding class of New Fund shares issued in connection with the Reorganization (as described in Section 1.8(b)).

(d) All computations of value shall be made by the New Fund or its designated recordkeeping agent using the valuation procedures described in this Section 1.8 and shall be subject to review by the Old Fund and/or its recordkeeping agent, and, if requested by either the Old Trust or the New Trust, by the independent registered public accountant of the requesting party.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the Investment Companies agree otherwise in writing, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on November 15, 2024 for the Global Reorganization and the International Reorganization, and on February 21, 2025 for the Emerging Reorganization (“Effective Time”). The Closing shall be held at New Trust’s offices or at such other place as to which the Investment Companies agree. The Closing may also be held by facsimile, email or such other communication as the Investment Companies agree.

2.2 Old Trust shall cause the custodian of Old Fund’s assets (“Old Custodian”) (a) to make Old Fund’s portfolio securities available to New Trust (or to its custodian (“New Custodian”), if New Trust so directs), for examination, no later than five business days preceding the Effective Time, it being understood that such holdings may change prior to the Effective Time, and (b) to transfer and deliver the Assets as of the Effective Time to the New Custodian for New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such

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condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Old Fund’s assets are deposited, in the case of Old Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. If Old Fund is unable to make such delivery at the Effective Time in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Effective Time have not yet been delivered to Old Fund or its broker, then New Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to such undelivered Assets if Old Fund has, by or at the Effective Time, delivered to New Fund or the New Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by New Fund or the New Custodian, such as brokers’ confirmation slips. Old Trust shall also direct the Old Custodian to deliver at the Closing a certificate of an authorized officer (“Certificate”) (a) stating that pursuant to proper instructions provided to the Old Custodian by Old Trust, the Old Custodian has delivered all of Old Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian. The New Fund hereby agrees to keep any portfolio securities information provided prior to the Effective Time confidential and to share such information only with its service providers that (i) require such information in connection with the consummation of the transaction contemplated herein and (ii) are subject to a duty, contractual or otherwise, to keep such information confidential to the same or greater extent as New Fund’s agreement to keep such information confidential under this Section 2.2.

2.3 Old Trust shall deliver, or shall direct its transfer agent to deliver, to New Trust at the Closing a Certificate, certified by Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable, listing (a) the Shareholders’ names and addresses, (b) the number of full and fractional outstanding Old Fund Shares each such Shareholder owns, identifying which shares are represented by outstanding certificates and which by book-entry accounts, (c) the dividend reinvestment elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Old Trust with respect to each Shareholder, all as of the Effective Time. New Trust shall direct its transfer agent to deliver to Old Trust at or as soon as reasonably practicable after the Closing a Certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records at that time and thereafter transferred to the Shareholders’ accounts in accordance with paragraph 1.4.

2.4 Old Trust shall deliver to New Trust and New Trust Adviser, within five days before the Closing, it being understood that such holdings may change prior to the Effective Time, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Old Fund’s books at values provided by an authorized pricing vendor for Old Fund.

2.5 If requested by New Trust, Old Trust shall direct SEI Investments Global Funds Services, Old Trust’s administrator (“SEI”), and other applicable service providers to deliver at the Closing all work papers and supporting statements related to financial statements and tax returns, including those related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006), pertaining to Old Fund (collectively, “Work Papers”) for the prior six fiscal and taxable periods that ended on or before October 31, 2024, and, if relevant, for the period from October 31, 2024 through the Effective Time.

2.6 At the Closing, each Investment Company shall deliver, on behalf of its Fund, to the other, on behalf of its Fund, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or another authorized officer in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

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3. REPRESENTATIONS AND WARRANTIES

3.1 Old Trust, on Old Fund’s behalf, represents and warrants to New Trust, on New Fund’s behalf, as follows:

(a)	Old Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust (as it may be amended from time to time) has been duly filed in the office of the Secretary of State of Delaware (“State Secretary”), and (2) has the power to own all its properties and assets and to carry on its business as described its current registration statement on Form N-1A;
(b)	Old Fund is a duly established and designated series of Old Trust;
(c)	Old Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)	At the Effective Time, Old Trust, on Old Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2) of the Code, or that are restricted as to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”), provided that New Fund will acquire Assets that are segregated as collateral for Old Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;
(e)	Old Trust, with respect to Old Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or a material violation of any provision of its Agreement and Declaration of Trust (“Old Trust’s Declaration”) or By-Laws (each as last amended), Delaware law, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound;
(f)	At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Old Trust, with respect to Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and swap agreements), will terminate or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(g)	No material litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Trust’s best knowledge, threatened against Old Trust, with respect to Old Fund or any of its properties or assets attributable or allocable to Old Fund that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and Old Trust, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator
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that materially and adversely affects Old Fund’s business or Old Trust’s ability to consummate the transactions contemplated hereby;

(h)	Old Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of October 31, 2023, and those incurred in the ordinary course of business as an investment company since such date. Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended October 31, 2023, have been audited by Ernst & Young LLP, an independent registered public accounting firm that audits Old Fund’s books, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Old Trust has furnished to New Trust), present fairly, in all material respects, Old Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;
(i)	Since October 31, 2023, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness (other than indebtedness incurred in connection with certain investment contracts including options, futures, forward and swap contracts) was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, distributions of net investment income and net realized capital gains, changes in portfolio securities, or the redemption of Old Fund Shares by its shareholders will not constitute a material adverse change;
(j)	All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) have been or will, prior to the Effective Time, be filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns;
(k)	Old Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (a) the reporting of dividends and other distributions with respect to, and redemptions of, its shares, (b) withholding in respect thereof, and (c) shareholder basis reporting, (2) has withheld in respect of those dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
(l)	Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Old Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Effective Time), Old Fund has met (and for its current taxable year through the Effective Time will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)) (“RIC”) and has been (and for its current taxable year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
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(m)	All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 2.3); and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;
(n)	Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(o)	Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(p)	On the date on which they were issued, on the effective date of the Registration Statement (as defined in paragraph 3.3(a)), at the time of the Shareholders Meeting (as defined in paragraph 4.2), and at the Effective Time, Old Fund’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Untrue Statement or Omission”);
(q)	The information to be furnished by Old Trust for use in no-action letters, applications for orders, the Registration Statement, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by New Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;
(r)	The Old Trust’s Declaration permits Old Trust to vary its shareholders’ investment; Old Trust does not have a fixed pool of assets; and each series thereof (including Old Fund) is a managed portfolio of securities, and Old Trust Adviser has the authority to buy and sell securities for Old Fund;
(s)	Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to New Trust;
(t)	The New Fund Shares to be delivered to Old Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;
(u)	Old Fund’s minute books and similar records made available to New Trust prior to the execution hereof contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; Old Fund’s shareholder records so made available accurately reflect all record transfers in Old Fund’s shares prior to the execution of this Agreement; and any other books and records of Old Fund so made available are true and correct in all material respects and contain no material omissions with respect to Old Fund’s business and operations;
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(v)	Old Trust has maintained with respect to Old Fund, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;
(w)	Old Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;
(x)	Old Fund does not have any unamortized or unpaid organizational fees or expenses;
(y)	Old Fund has not changed its taxable year-end since inception and will not change its taxable year-end prior to the Closing;
(z)	None of the compensation received from Old Fund, Old Trust Adviser, or any “affiliated person” (as defined in section 2(a)(3) of the 1940 Act) of or person related to (collectively, an “Affiliate”) either of them (each, an “Old Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Old Fund Group Member; and the compensation paid to any such Shareholder by any Old Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(aa)	No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Old Fund Group Member (other than Old Fund) or, to Old Trust’s knowledge, any other person unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders by any Old Fund Group Member or, to Old Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and
(bb)	Old Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).

3.2 New Trust, on New Fund’s behalf, represents and warrants to Old Trust, on Old Fund’s behalf, as follows:

(a)	New Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts (“Massachusetts”), and its Amended and Restated Declaration of Trust, dated August 20, 2019 (“New Trust’s Declaration”) is on file with the Secretary of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
(b)	At the Effective Time, New Fund will be a duly established and designated series of New Trust; New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;
(c)	New Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its
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terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)	Before the Closing, there will be no (1) issued and outstanding New Fund Shares of any class, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) other securities issued by New Fund, except the Initial Shares;
(e)	No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f)	New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the New Trust’s Declaration or New Trust’s Bylaws, or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;
(g)	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;
(h)	New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; until that time, New Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that Old Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Effective Time, New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for each subsequent taxable year;
(i)	The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;
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(j)	There is no plan or intention for New Fund to be terminated, dissolved, or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
(k)	Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(l)	The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;
(m)	The New Trust’s Declaration permits New Trust to vary its shareholders’ investment; New Trust does not have a fixed pool of assets; and each series thereof (including New Fund after it commences operations) is (or will be) a managed portfolio of securities, and New Trust Adviser and each investment sub-advisor thereof have the authority to buy and sell securities for it;
(n)	None of the compensation received from New Fund, New Trust Adviser, or any Affiliate of either of them (each, a “New Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any New Fund Group Member; and the compensation paid to any such Shareholder by any New Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(o)	No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any New Fund Group Member or, to New Trust’s knowledge, any other person unless those expenses are Reorganization Expenses, and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders by any New Fund Group Member or, to New Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;
(p)	Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization;
(q)	New Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax); and
(r)	On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, New Fund’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and (2) not contain any Untrue Statement or Omission (provided, however, that this representation is not made with respect to information provided by the Old Trust).
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3.3 Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)	No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and the effectiveness of the Registration Statement, and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time (it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Shareholders at the Shareholders Meeting);
(b)	The value of the New Fund Shares each Shareholder receives will be equal to the value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;
(c)	The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization; and
(d)	The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject.

4. COVENANTS

4.1 Old Trust covenants to operate Old Fund’s business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Old Fund Shares, and regular and customary periodic dividends and other distributions.

4.2 Old Trust covenants to call and hold a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.3 Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.4 Old Trust covenants that it will turn over its books and records pertaining to Old Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.5 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.6 Each Investment Company covenants that it will, from time to time, as and when reasonably requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems reasonably necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets and assumption of all the Liabilities, and (b) Old Trust, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

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4.7 New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.8 Old Trust covenants that, as promptly as practicable, but in any case within 60 days, after the Effective Time, it will furnish to New Trust, in a form reasonably satisfactory thereto, a Certificate stating Old Fund’s earnings and profits for federal income tax purposes and any capital loss carryovers and other items that will be carried over to New Fund pursuant to section 381.

4.9 It is each Investment Company’s intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and in furtherance thereof, each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.

4.10 Old Trust covenants that it, if requested, will cause SEI and other applicable service providers to deliver to New Trust all Work Papers for the prior six fiscal and taxable periods ended on or before October 31, 2024, 60 days after that date and, if relevant, for the period from October 31, 2024 through the Effective Time no later than the earlier of (a) 60 days after the date of the request or (b) 15 days after the Effective Time.

4.11 Old Trust covenants to make a pro rata distribution of all the New Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Old Fund.

4.12 New Trust covenants that it will engage a transfer agent that will open accounts on New Fund’s Shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.

4.13 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting.

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act; no stop order(s) suspending the effectiveness thereof shall have been issued; to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties.

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5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

5.4 The Old Trust shall have received on the Closing date the opinion of K&L Gates LLP, counsel to the New Trust (which may rely on certificates of officers or trustees of the New Trust), dated as of the Closing date, covering the following points:

(a) The New Trust is a voluntary association duly formed and validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the New Fund’s properties and assets and to carry on its business, including that of the New Fund, as a registered investment company;

(b) The New Trust is a registered investment company classified as a management company of the open-end type with respect to itself and with respect to each series of shares it offers, including the New Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) The Agreement has been duly authorized by the New Trust on behalf of the New Fund and, assuming due authorization, execution and delivery of the Agreement by the Old Trust, the Old Fund, and the other parties hereto, is a valid and binding obligation of the New Trust, on behalf of the New Fund, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(d) The New Fund Shares to be issued to the Old Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Old Fund’s Assets will be fully paid and non-assessable by the New Trust, and no shareholder of an New Fund has any preemptive rights to subscription or purchase in respect thereof; and

(e) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the New Trust’s Declaration or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the New Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

5.5 The New Trust shall have received on the Closing date the opinion of Morgan Lewis & Bockius LLP, counsel to the Old Trust (which may rely on certificates of officers or trustees of the Old Trust), covering the following points:

(a) The Old Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of Old Fund’s properties and assets, and to conduct its business as a registered investment company;

(b) The Old Trust is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Old Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) The Agreement has been duly authorized by the Old Trust on behalf of Old Fund and, assuming due authorization, execution and delivery of the Agreement by the New Trust and the New Fund, is a valid

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and binding obligation of the Old Trust, on behalf of the Old Fund, enforceable against the Old Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(d) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Old Trust’s Declaration or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Old Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

5.6 The Investment Companies shall have received an opinion of K&L Gates LLP (“Tax Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it (which, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Tax Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 2.6(b). The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Tax Counsel has not approved) – for federal income tax purposes:

(a)	New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares and in complete liquidation of Old Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));
(b)	Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities, or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;
(c)	New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;
(d)	New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(e)	A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares (including fractional shares to which it may be entitled) pursuant to the Reorganization;
(f)	A Shareholder’s aggregate basis in the New Fund Shares (including fractional shares to which it may be entitled) it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares (including fractional shares to which it may be entitled) will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and
(g)	For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by
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New Fund as if there had been no Reorganization, and the part of Old Fund’s last taxable year that began before the Reorganization will be included in New Fund’s first taxable year that ends after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

5.7 Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share of each class (collectively, “Initial Shares”) to New Trust Adviser or an affiliate thereof, in consideration of the payment of $10.00 (or other amount New Trust’s officers, pursuant to that Board’s delegation of authority, determine) apiece, to take whatever action it may be required to take as New Fund’s sole shareholder pursuant to paragraph 5.8; and

5.8 New Trust, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by New Trust Adviser or its affiliate as New Fund’s sole shareholder.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, and 5.6) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representations and warranties contained in paragraphs 3.1(aa) and 3.2(o), Old Trust Adviser and New Trust Adviser shall bear the Reorganization Expenses as set forth herein. Each of Old Trust Adviser and New Trust Adviser shall bear 50% of the following Reorganization Expenses: (1) costs, including legal and accounting fees, associated with preparing, reviewing, and filing the Agreement and Old Funds’ proxy materials, (2) expenses incurred in connection with printing and mailing Old Funds’ proxy materials and the solicitation of proxies for the special meeting of Old Fund shareholders, (3) transfer agent and custodian conversion costs, (4) service provider termination fees for the Target Funds, (5) costs of preparing and filing Old Fund’s prospectus supplement, (6) costs of preparing and filing New Fund’s registration statement, and (7) costs associated with any meeting of the Board of Trustees of the Old Trust or the Board of Trustees of the New Trust.

Each Old Fund and New Fund will bear, as applicable, (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations in instances where the Old Fund holds securities in a country that does not permit the in-kind transfer of securities, and (ii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the New Fund.

Old Trust Adviser and New Trust Adviser shall each bear its own Reorganization Expenses not listed above. Old Trust Adviser and New Trust Adviser shall remain liable for their respective shares of the Reorganization Expenses regardless of whether the transactions contemplated hereby occur, and this paragraph 6 shall survive the Closing (notwithstanding anything to the contrary in paragraph 7) and any termination of this Agreement pursuant to paragraph 8. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

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7. ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, agreement, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. Except for the provisions of paragraph 6 and as provided in paragraph 5.4, the representations, warranties, agreements, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, agreement, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before June 30, 2025, or another date to which the Investment Companies agree; or

8.2 By the Investment Companies’ mutual agreement; or

8.3 By either Investment Company, in the event that the Old Fund does not receive the requisite shareholder approval of the Reorganization.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2 or 8.3, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9. AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on each New Fund’s behalf, or Old Trust, on each Old Fund’s behalf, and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees and not individually, and that each Investment Company’s

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obligations hereunder are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the applicable Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or the applicable Fund’s behalf, shall look only to the other applicable Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

Notice to the Old Fund or Old Trust:

The Advisors’ Inner Circle Fund III

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

With a copy to:

Morgan Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

Notice to the New Fund or New Trust:

American Beacon Funds

220 East Las Colinas Blvd.

Suite 1200

Irving, TX 75039

Attention: Chief Legal Officer

Facsimile: 817-391-6131

With a copy to:

K&L Gates LLP

1601 K Street, N.W,

Washington, DC 20006

Attn: Robert Zutz

Email: Robert.Zutz@klgates.com

Notice to Old Trust Adviser:

Ninety One North America, Inc.

Notice to New Trust Adviser:

American Beacon Advisors, Inc.

220 East Las Colinas Blvd.

Suite 1200

Irving, TX 75039

Attention: Chief Investment Officer

with a copy to General Counsel at the same address.

Facsimile: 817-391-6131

11.5 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

THE ADVISORS’ INNER CIRCLE FUNDS III, severally and not jointly on behalf of each of its series listed under the heading “Old Funds” on Schedule A

By:
Name:	Michael Beattie
Title:	President

AMERICAN BEACON FUNDS, severally and not jointly on behalf of each of its series listed under the heading “New Funds” on Schedule A

By:
Name:
Title:

For purposes of paragraph 6 only:

NINETY ONE NORTH AMERICA, INC.

By:
Name:
Title:

For purposes of paragraph 6 only:

AMERICAN BEACON ADVISORS, INC.

By:
Name:
Title:
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Schedule A

Old Funds (each a series of Old Trust)	New Funds (each a series of New Trust)	Reorganization
Ninety One Emerging Markets Equity Fund	American Beacon Ninety One Emerging Markets Equity Fund	“Emerging Reorganization”
Ninety One Global Franchise Fund	American Beacon Ninety One Global Franchise Fund	“Global Reorganization”
Ninety One International Franchise Fund	American Beacon Ninety One International Franchise Fund	“International Reorganization”
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APPENDIX B

OWNERSHIP OF SHARES

As of the Record Date, the following persons were record owners (or to the knowledge of the Target Trust, beneficial owners) of 5% or more of any class of the shares of the Target Funds. The Target Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons may be deemed to “control” the Fund within the meaning of the 1940 Act if they own beneficially or through controlled companies more than 25% of the voting securities of a Target Fund or acknowledge the existence of control. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund. The actions of an entity or person that controls the Target Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Target Fund or large redemptions by a control person could cause the Target Fund’s other shareholders to pay a higher pro rata portion of the Target Fund’s expenses.

Ninety One Emerging Markets Equity Fund
Name and Address of Principal Holder	Share Class	Percent of Share Class Owned	Record or Beneficial Ownership	Share Class Percentage Owned After the Reorganization	Percent of Target Fund Owned (if >25%)

Ninety One Global Franchise Fund

Ninety One International Franchise Fund

As of the Record Date, the Officers and Trustees of the Target Trust, as a group, [owned less than 1% of the outstanding voting securities of each other share class of the Target Fund].

Since none of the Acquiring Funds has commenced operations as of the date of this Proxy Statement, there were no shareholders that owned of record or beneficially 5% or more of the outstanding shares of each Acquiring Fund, or any class thereof, and the Trustees and officers of Acquiring Trust, as a group, did not own shares of any Acquiring Fund.

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APPENDIX C

Additional Information About the Acquiring Funds’ Investments

This section provides more detailed information regarding certain of the Funds’ principal investment strategies as well as information regarding the Funds’ strategy with respect to investment of cash balances.

Cash Management

To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, a Fund may utilize the following investments:

•	ETFs. A Fund may purchase shares of ETFs. ETFs trade like a common stock, and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund will purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses, in addition to a Fund’s own fees and expenses.

•	Government Money Market Funds. A Fund may invest cash balances in government money market funds that are registered as investment companies under the Investment Company Act, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. If a Fund invests in government money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the government money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable government money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. Shareholders also would be exposed to the risks associated with government money market funds and the portfolio investments of such government money market funds, including the risk that a government money market fund’s yield will be lower than the return that a Fund would have received from other investments that provide liquidity. Investments in government money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Currencies

A Fund may have exposure to foreign currencies by using various instruments. A Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to shift exposure to foreign currency fluctuations from one country to another. The instruments in which a Fund may invest that provide exposure to foreign currencies include the following:

•	Foreign Currencies

•	Foreign Currency-Denominated Securities

Equity Investments

A Fund’s equity investments may include:

•	Common Stock. Common stock generally takes the form of shares in a corporation which represent an equity or ownership interest. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the company’s board of directors. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. Common stock normally occupies the most subordinated position in an issuer’s capital structure. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be traded via an exchange or over-the-counter. Over-the-counter stock may be less liquid than exchange-traded stock.
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•	Depositary Receipts. American Depository Receipts (“ADRs”) are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer. ADRs typically are issued by domestic banks and trust companies and represent the deposit with the bank of the securities of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. In addition, a Fund may invest in unsponsored depositary receipts, which are implemented by a depositary bank with no direct involvement of the foreign issuers, and the issuers are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of the underlying securities or of sponsored depositary receipts, which are implemented in collaboration with the foreign issuers. GDRs may be offered in one or more foreign countries and represent the deposit with a foreign bank of securities of a foreign issuer. EDRs, which are sometimes called Continental Depositary Receipts, are issued in Europe in bearer form and are traded in European securities markets.

•	U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges. Non-U.S. companies may list their common stock on U.S. exchanges subject to meeting the relevant exchange’s listing requirements and U.S. regulatory requirements applicable to non-U.S. companies that list their shares in the U.S.

Other Investment Companies

A Fund, at times, may invest in shares of other investment companies. A Fund may invest in securities of an investment company advised by the Manager, with respect to which the Manager also receives a management fee. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for a Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

•	ETFs. A Fund may invest in ETFs. ETFs trade like a common stock, and passively-managed ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. ETF shares typically are purchased and redeemed through in-kind purchases and redemptions, and trade on a stock exchange at market prices, which may differ from an ETF’s NAV. Typically, a Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies but also presents some additional risks due to being exchange-traded. The price of an ETF can fluctuate within a wide range.

•	Government Money Market Funds. A Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act to provide liquidity or for defensive purposes. A Fund could invest in government money market funds rather than purchasing individual short-term investments. If a Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which a Fund invests, including advisory fees charged by the Manager to any applicable government money market funds advised by the Manager. Although a government money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a government money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the government money market fund has purchased may reduce the government money market fund’s yield and can cause the price of a government money market security to decrease. In addition, a government money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.
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About Your Investment

Choosing Your Share Class

Each Fund offers various classes of shares. Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own expense structure and combination of purchase restrictions, and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

•	How long you expect to own the shares;
•	How much you intend to invest;
•	Total expenses associated with owning shares of each class;
•	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

Purchase and Redemption of Shares

Eligibility

The Y Class and R5 Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Funds do not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, as described below, you may invest in a Fund through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. As described below, the Manager may allow certain individuals to invest directly in a Fund in its sole discretion.

If you are eligible and invest directly with a Fund, the fees and policies with respect to a Fund’s shares that are outlined in this Prospectus are set by the Funds. The Manager and the Funds are not responsible for determining the suitability of a Fund or a share class for any investor.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary.

This includes information on how to buy, sell and exchange shares of the Funds. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply.  Investors investing in a Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None
R5	$250,000	$50	None

The Manager may allow a reasonable period of time after opening an account for a Y Class or R5 Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial professionals

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who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

Direct mutual fund accounts are not available to new shareholders.   The Manager may allow the following individuals or entities to open new direct mutual fund accounts in its sole discretion: (i) corporate accounts, (ii) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., and its affiliates and subsidiaries, (iii) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (iv) members of the Board, and (v) members of the Manager’s Board of Directors.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three days of account opening.

Purchase Policies

Shares of a Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to a Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. A purchase order is considered to be received in good order when it complies with all of a Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that a Fund is open for business, plus any applicable sales charges. Shares of a Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

A Fund has authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators, and trust companies, to receive purchase and redemption orders on behalf of a  Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at a Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by a Fund in proper form and in a timely manner. A Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of a Fund are available for offer and sale in their jurisdiction. A Fund reserves the right to refuse purchases if, in the judgment of a Fund, the transaction would adversely affect a Fund and its shareholders. A Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. A Fund reserves the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. A Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.

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If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on a Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund. A sale or redemption of your shares is generally taxable to you. See “Distributions and Taxes – Taxes.”

The redemption price will be the NAV per share next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.

Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the   interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of a Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for the intermediary’s policies to effect an exchange.

Shares of any class of a Fund may be exchanged for  shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies’’ and ‘‘Purchase Policies’’ for additional limitations that apply to redemptions and purchases.

If Fund shares were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be

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legally sold. A Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. A Fund reserves the right to refuse exchange requests if, in the judgment of a Fund, the transaction would adversely affect a Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on a Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of a Fund may be converted to shares of another class of a Fund under certain limited circumstances.  For federal income tax purposes, the conversion of shares of one share class of a Fund to shares of a different share class of a Fund will not result in the realization of a capital gain or loss.

However, an exchange of shares of a Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of a Fund.

Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to a Fund and may charge you a fee for this service. Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

•	Your name/account registration
•	Your account number
•	Type of transaction requested
•	Fund name(s) and fund number(s)
•	Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 430 West 7th Street, Suite 219643 Kansas City, MO 64105-1407

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

•	ABA# 0110-0002-8; AC-9905-342-3,
•	Attn: American Beacon Funds,
•	the fund name and fund number, and
•	shareholder account number and registration.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None
R5	$250,000	$50	None
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Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a Medallion signature guarantee is required for redemption orders:

•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
•	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Fund only accepts Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes, the Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing.’’

Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

Additional Payments with Respect to Y Class Shares

Y Class shares may also be available on brokerage platforms of firms that have agreements with a Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these

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programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.

General Policies

If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
Y	$25,000
R5	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.

A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Fund. The ACH privilege may not be used for initial purchases but may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per Fund per day. The Fund reserves the right to waive such limit in its sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 1-800-658-5811 for additional details regarding the Fund’s signature guarantee requirements.

The following policies apply to instructions you may provide to the Fund by telephone:

•	The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
•	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

•	liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three business days of account opening,
•	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.
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Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity’’ or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

•	Send a letter to American Beacon Funds via the United States Post Office,
•	Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application,
•	Access your account through the Fund’s secure web application,
•	Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices.   Unless you hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including: (i) the dilution of the Fund’s NAV per share, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV per share is known as market timing.

The Funds are particularly at risk for market timing activity. Please see “Market Timing Risk” under the description of each Fund.

The Fund’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one ‘‘round trip’’ in a Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into a

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Fund followed by a redemption or exchange out of a Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of a Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into a Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

•	shares acquired through the reinvestment of dividends and other distributions;
•	systematic purchases and redemptions;
•	shares redeemed to return excess IRA contributions; or
•	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. A Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio, (iii) provides the Manager a description of the wrap program(s), and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies.

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Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”), distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table under “Taxes”).

The Funds do not have a fixed dividend rate nor do they guarantee that they will pay any distributions in any particular period. Distributions paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
American Beacon Ninety One Emerging Markets Equity Fund	Annually	Annually
American Beacon Ninety One Global Franchise Fund	Annually	Annually
American Beacon Ninety One International Franchise Fund	Annually	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by a Fund will be reinvested in additional  shares of the distributing class of that Fund. There are four payment options available:

•	Reinvest All Distributions. You can elect to reinvest all distributions by a Fund in additional shares of the distributing class of that Fund.
•	Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by a Fund in additional shares of the distributing class of that Fund while receiving the other types of distributions by that Fund by check or having them sent directly to your bank account by ACH (“in cash”).
•	Receive All Distributions in Cash. You can elect to receive all distributions in cash.
•	Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by a Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which received or reinvested. If you invest directly with a Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by a Fund totaling less than $10.00 will be reinvested in shares of the distributing class of that Fund and will not be paid to you by check.

If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, a Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of that Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

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Shareholders investing in a Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of a Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income *	Ordinary income **
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions *	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*Whether reinvested or taken in cash.

**Except for dividends that are attributable to ‘‘qualified dividend income,’’ if any.

To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares. A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income’’ (‘‘QDI’’) and thus eligible for the preferential rates, mentioned above, that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.

The Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. Each Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for dispositions

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of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and the Funds’ reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, each Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund.

Additional Information

The Funds’ Board oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Funds’ manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Funds and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Funds’ reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Service Fees

The Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares of the Funds.

Portfolio Holdings

A complete list of each Fund’s holdings is made available on the Funds’ website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of each Fund’s ten largest holdings is made available on the Fund’s website on a quarterly basis.

The ten largest holdings of each Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com.  A Fund’s ten largest holdings may also be accessed by selecting a particular Fund’s fact sheet.

A description of each Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

The summary prospectus is available, and the Annual Shareholder Reports and Semi-Annual Shareholder Reports (“Shareholder Reports”) will be available online at www.americanbeaconfunds.com/reports. If you are interested in

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electronic delivery of the Funds’ summary prospectus, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.’’ You can also request to receive paper Shareholder Reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish.

To reduce expenses, your financial institution may mail only one copy of the summary prospectus and Shareholder Reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Valuation of Shares

The price of each Fund’s shares is based on its NAV. Each Fund’s NAV per share is computed by adding total assets, subtracting all of a Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV per share of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.

Rule 2a-5 under the Investment Company Act establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a Fund must fair value a security.

Among other things, Rule 2a-5 permits a Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under Rule 2a-5 to perform fair value functions in accordance with the requirements of Rule 2a-5.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as   for fixed-income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these

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procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which a Fund invests. In addition, the Funds may invest in illiquid securities requiring these procedures. Securities for the Funds are often fair valued as a result of significant events occurring after the close of the foreign markets in which the Funds invest.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. You may view a Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’

Additional Information About the Acquiring Fund’s Performance Indices

The annual total return of each Fund is compared to a broad-based market index. Set forth below is additional information regarding the index and composite, if applicable, to which each Fund’s performance is compared.

American Beacon Ninety One Emerging Markets Equity Fund

The Fund’s performance is compared to the MSCI® Emerging Markets Index (Net).

•	The MSCI® Emerging Markets Index (Net) captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,375 constituents as of April 30, 2024, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI® Emerging Markets Index (Net) returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes.

American Beacon Ninety One Global Franchise Fund

The Fund’s performance is compared to the MSCI® ACWI Index (Net).

•     The MSCI® ACWI Index (Net) captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,840 constituents as of April 30, 2024, the index covers approximately 85% of the global investable equity opportunity set. The MSCI® ACWI Index (Net) returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes.

American Beacon Ninety One International Franchise Fund

The Fund’s performance is compared to the MSCI® ACWI ex-USA Index (Net).

•     The MSCI® ACWI ex-USA Index (Net) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,228 constituents as of April 30, 2024, the index covers approximately 85% of the global equity opportunity set outside of the US. The MSCI® ACWI ex-USA Index (Net) returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes.

Notice Regarding Index Data

Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under

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management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy and/or completeness of the Information and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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APPENDIX D

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Target Funds. This information is intended to help you understand each Target Fund’s financial performance for the period of the Target Fund’s operations. Some of this information reflects financial information for a single Target Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Target Fund (assuming reinvestment of all dividends and distributions). The information provided below for the fiscal periods ended October 31, 2019, October 31, 2020, October 31, 2021, October 31, 2022, and October 31, 2023 has been audited by Ernst & Young LLP, independent registered public accounting firm for the Target Funds. The Target Funds’ financial statements and the unqualified opinion of Ernst & Young LLP are included in the October 31, 2023 Annual Report of the Target Funds, which is available upon request by calling the Target Funds at 1-844-426-8721. The information for the six months ended April 30, 2024 has not been audited.

Ninety One Emerging Markets Equity Fund
	A Shares
	Six Month Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$8.82	$8.03	$12.80	$10.97	$10.70	$10.00
Income from Investment Operations:
Net Investment Income (Loss)*	0.13	(0.02)	0.09	0.13	0.16	0.28
Net Realized and Unrealized Gain (Loss)	1.30	0.81	(3.93)	1.81	0.39	0.43
Total from Investment Operations	1.43	0.79	(3.84)	1.94	0.55	0.71
Dividends and Distributions:
Net Investment Income	(0.01)	–	(0.16)	(0.11)	(0.28)	(0.01)
Capital Gains	–	–	(0.77)	–	–	–
Total Dividends and Distributions	(0.01)	–	(0.93)	(0.11)	(0.28)	(0.01)
Net Asset Value, End of Year or Period	$10.24	$8.82	$8.03	$12.80	$10.97	$10.70
Total Return †	16.24%	9.84%	(32.22)%	17.70%	5.09%	7.14%
Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$3	$3	$3	$17	$14	$11
Ratio of Expenses to Average Net Assets	1.10% ††	1.09%	1.10%	1.10%	1.10%	1.10% ††
Ratio of Expenses to Average Net Assets(Excluding Waivers and Reimbursements)	1.28% ††	1.75%	1.42%	1.52%	1.92%	2.24% ††
Ratio of Net Investment Income (Loss) to Average Net Assets	2.60% ††	(0.24)%	0.80%	0.99%	1.54%	2.94% ††
Portfolio Turnover Rate	33%‡	48%	29%	111%	55%	62% ‡

(1) Commenced operations on November 28, 2018.

* Per share calculations were performed using average shares for the period.

† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†† Annualized

‡ Portfolio turnover is for the period indicated and has not been annualized.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

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Ninety One Emerging Markets Equity Fund
	I Shares
	Six Month Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$8.75	$8.05	$12.83	$10.99	$10.72	$10.00
Income from Investment Operations:
Net Investment Income *	0.07	0.15	0.29	0.20	0.18	0.32
Net Realized and Unrealized Gain (Loss)	1.35	0.66	(4.11)	1.78	0.40	0.42
Total from Investment Operations	1.42	0.81	(3.82)	1.98	0.58	0.74
Dividends and Distributions:
Net Investment Income	(0.22)	(0.11)	(0.19)	(0.14)	(0.31)	(0.02)
Capital Gains	–	–	(0.77)	–	–	–
Total Dividends and Distributions	(0.22)	(0.11)	(0.96)	(0.14)	(0.31)	(0.02)
Net Asset Value, End of Year or Period	$9.95	$8.75	$8.05	$12.83	$10.99	$10.72
Total Return †	16.31%	10.00%	(32.04)%	18.00%	5.32%	7.37%
Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$307,752	$256,066	$128,942	$106,391	$56,863	$44,973
Ratio of Expenses to Average Net Assets	0.85% ††	0.85%	0.85%	0.85%	0.85%	0.85% ††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.03% ††	1.09%	1.15%	1.29%	1.65%	1.99% ††
Ratio of Net Investment Income to Average Net Assets	1.46% ††	1.67%	2.80%	1.52%	1.74%	3.31% ††
Portfolio Turnover Rate	33%‡	48%	29%	111%	55%	62% ‡

(1) Commenced operations on November 28, 2018.

*  Per share calculations were performed using average shares for the period.

† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†† Annualized

‡ Portfolio turnover is for the period indicated and has not been annualized.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

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Ninety One Global Franchise Fund
A Shares

For a share outstanding throughout the period:	Six Month Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Year	$14.49	$13.21	$16.54	$12.31	$11.64	$10.19
Income from Investment Operations:
Net Investment Income *	0.02	0.02	0.01	–	0.05	0.05
Net Realized and Unrealized Gain (Loss)	1.53	1.26	(3.34)	4.25	0.71	1.47
Total from Investment Operations	1.55	1.28	(3.33)	4.25	0.76	1.52
Dividends and Distributions:
Net Investment Income	(0.02)	–	–	(0.02)	(0.05)	(0.07)
Capital Gains	–	–	–	–	(0.04)	–
Total Dividends and Distributions	(0.02)	–	–	(0.02)	(0.09)	(0.07)
Net Asset Value, End of Year	$16.02	$14.49	$13.21	$16.54	$12.31	$11.64
Total Return †	10.69%	9.73%	(20.13)%	34.58%	6.54%	15.10%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$5,357	$4,738	$4,173	$6,448	$4,266	$3,427
Ratio of Expenses to Average Net Assets	1.10% ††	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.22% ††	1.23%	1.24%	1.28%	1.49%	1.78%
Ratio of Net Investment Income to Average Net Assets	0.30% ††	0.13%	0.06%	–	0.38%	0.48%
Portfolio Turnover Rate	17%‡	8%	3%	5%	9%	7%

* Per share calculations were performed using average shares for the period.

† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††  Annualized

‡ Portfolio turnover is for the period indicated and has not been annualized.

 Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

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Ninety One Global Franchise Fund
I Shares

For a share outstanding throughout the period:	Six Month Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Year	$14.54	$13.27	$16.59	$12.35	$11.67	$10.19
Income from Investment Operations:
Net Investment Income *	0.04	0.06	0.05	0.03	0.07	0.09
Net Realized and Unrealized Gain (Loss)	1.54	1.26	(3.35)	4.26	0.72	1.47
Total from Investment Operations	1.58	1.32	(3.30)	4.29	0.79	1.56
Dividends and Distributions:
Net Investment Income	(0.05)	(0.05)	(0.02)	(0.05)	(0.07)	(0.08)
Capital Gains	–	–	–	–	(0.04)	–
Total Dividends and Distributions	(0.05)	(0.05)	(0.02)	(0.05)	(0.11)	(0.08)
Net Asset Value, End of Year	$16.07	$14.54	$13.27	$16.59	$12.35	$11.67
Total Return †	10.89%	9.97%	(19.91)%	34.85%	6.77%	15.45%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$312,967	$295,961	$249,939	$235,443	$96,258	$60,832
Ratio of Expenses to Average Net Assets	0.85% ††	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	0.97% ††	0.98%	0.99%	1.02%	1.24%	1.56%
Ratio of Net Investment Income to Average Net Assets	0.53% ††	0.39%	0.32%	0.17%	0.60%	0.79%
Portfolio Turnover Rate	17%‡	8%	3%	5%	9%	7%

* Per share calculations were performed using average shares for the period.

† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†† Annualized

‡ Portfolio turnover is for the period indicated and has not been annualized.

 Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

D-4

Ninety One International Franchise Fund
	I Shares
For a share outstanding throughout the period:	Six Month Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Year or Period	$8.46	$7.39	$9.80	$10.00
Income from Investment Operations:
Net Investment Income (Loss) *	0.04	0.05	0.04	(0.01)
Net Realized and Unrealized Gain (Loss)	1.43	1.06	(2.45)	(0.19)
Total from Investment Operations	1.47	1.11	(2.41)	(0.20)
Dividends and Distributions:
Net Investment Income	(0.08)	(0.04)	–	–
Total Dividends and Distributions	(0.08)	(0.04)	–	–
Net Asset Value, End of Year or Period	$9.85	$8.46	$7.39	$9.80
Total Return †	17.43%	15.02%	(24.59)%	(2.00)%
Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$4,576	$1,186	$1,403	$1,809
Ratio of Expenses to Average Net Assets	0.85% ††	0.85%	0.85%	0.85% ††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	6.58% ††	12.98%	11.88%	37.19% ††
Ratio of Net Investment Income (Loss) to Average Net Assets	0.72% ††	0.58%	0.52%	(0.54)% ††
Portfolio Turnover Rate	–%‡	8%	18%	0% ‡

(1) Commenced operations on August 31, 2021.

* Per share calculations were performed using average shares for the period.

† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†† Annualized

‡ Portfolio turnover is for the period indicated and has not been annualized.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $

D-5

STATEMENT OF ADDITIONAL INFORMATION

[ XX XX], 2024

NINETY ONE EMERGING MARKETS EQUITY FUND

NINETY ONE GLOBAL FRANCHISE FUND

NINETY ONE INTERNATIONAL FRANCHISE FUND,

each a series of The Advisors’ Inner Circle Fund III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

844-426-8721

AMERICAN BEACON NINETY ONE EMERGING MARKETS EQUITY FUND

AMERICAN BEACON NINETY ONE GLOBAL FRANCHISE FUND

AMERICAN BEACON NINETY ONE INTERNATIONAL FRANCHISE FUND,

each a series of American Beacon Funds

220 East Las Colinas Boulevard

Suite 1200

Irving, Texas 75039

(817) 391-6100

Acquisition of the Assets and Assumption of the Liabilities of:		By and in Exchange for Shares of:
Ninety One Emerging Markets Equity Fund	à	American Beacon Ninety One Emerging Markets Equity Fund
A Shares	à	Y Class shares
I Shares	à	R5 Class shares
Ninety One Global Franchise Fund	à	American Beacon Ninety One Global Franchise Fund
A Shares	à	Y Class shares
I Shares	à	R5 Class shares
Ninety One International Franchise Fund	à	American Beacon Ninety One International Franchise Fund
I Shares	à	R5 Class shares

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization (the “Reorganizations”) of the Ninety One Emerging Markets Equity Fund, Ninety One Global Franchise Fund, and Ninety One International Franchise Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of The Advisors’ Inner Circle Fund III (the “Target Trust”) into the American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund, and American Beacon Ninety One International Franchise Fund, respectively (each, an “Acquiring Fund” or a “Fund” and together, the “Acquiring Funds” or “Funds”), each a series of the American Beacon Funds (“Acquiring Trust” or “Trust”). In connection with the Reorganizations, each Target Fund would transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the class of the Acquiring Fund equal in number and aggregate net asset value (“NAV”) to the shares of the Target Fund that the shareholder holds immediately prior to the Reorganizations as set forth in the chart above, and the assumption by the Acquiring Fund of the Target Fund’s liabilities.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) dated [XX XX], 2024 relating to the Reorganizations for the special meeting of shareholders of the Target Funds. The Proxy Statement/Prospectus is a proxy statement for the Target Fund shareholders and a prospectus for the shares of the Acquiring Funds that would be issued in connection with the Reorganizations. The Acquiring Funds have not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Funds are not available. Pro forma financial statements are not presented as each Target Fund is being combined with a corresponding Acquiring Fund, a newly created series of the Acquiring Trust, which does not have any assets or liabilities. Copies of the Proxy Statement/Prospectus may be obtained without charge, upon request, by writing to the Target Trust at the address above, calling (toll-free) 844-426-8721, or on the Target Funds’ website, https://ninetyone.com/en/united-states/funds-strategies/literature-library?filters=range%3AProxy+documents%3Blanguage%3Aen&group=Proxy+documents. Copies of the Acquiring Funds’ Annual and Semi-Annual Shareholder Reports, when they are available, may be obtained without charge, upon request by calling (800) 658-5811 or by visiting www.americanbeaconfunds.com.

This SAI is incorporated by reference into the Proxy Statement/Prospectus. In other words, it is legally a part of the Proxy Statement/Prospectus. Capitalized terms in this SAI have the same definition as in the Proxy Statement/Prospectus, unless otherwise defined.

Information Incorporated by Reference

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are also incorporated by reference into this SAI:

1.	The Prospectus and Statement of Additional Information of The Advisors’ Inner Circle Fund III, with respect to the Target Funds, dated March 1, 2024 (File Nos. 333-192858 and 811-22920), as supplemented:

a.	Supplement to the Prospectus and Statement of Additional Information, dated April 1, 2024 (File Nos. 333-192858 and 811-22920);
b.	Supplement to the Prospectus and Statement of Additional Information, dated August 12, 2024 (File Nos. 333-192858 and 811-22920);

2.	The Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of each Target Fund for the fiscal year ended October 31, 2023; and

3.	The unaudited financial statements included in the Semi-Annual Report to Shareholders of each Target Fund for the period ended April 30, 2024.

Each Target Fund has previously sent its Annual and Semi-Annual Reports to its shareholders. For a free copy of any of the above documents, please call or write at the telephone number or the address above for the Target Trust.

Supplemental Financial Information

Tables showing the fees and expenses of each Target Fund, and the fees and expenses of the corresponding Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “Comparative Fee and Expense Tables” section of each proposal in the Proxy Statement/Prospectus. The Reorganizations will not result in a material change to a Target Fund’s investment portfolio due to investment restrictions, as the investment objectives, principal investment strategies and fundamental investment policies/restrictions of each Target Fund are substantially similar or identical to those of the corresponding Acquiring Fund. As a result, a schedule of investments of each Acquired Fund modified to show the effects of such changes are not required and are not included. There are no material differences in the accounting, valuation and tax policies of a Target Fund as compared to those of a corresponding Acquiring Fund.

ORGANIZATION AND HISTORY OF THE FUNDS

Each Acquiring Fund is a separate series of the American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. Each of the American Beacon Ninety One Global Franchise Fund and the American Beacon Ninety One International Franchise Fund is “non-diversified” as that term is defined by the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”). The American Beacon Ninety One Emerging Markets Equity Fund is “diversified” as that term is defined by the Investment Company Act.  The Funds are comprised of multiple classes of shares designed to meet the needs of different groups of investors. This  SAI relates to the  Y Class, R6 Class, and R5 Class shares of the Funds.

The shareholders of the Target Funds are being asked to approve an Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”) between the Target Trust, on behalf of the Target Funds, and the Acquiring Trust, on behalf of the Acquiring Funds. A copy of the form of the Reorganization Agreement is attached as Exhibit A to the Proxy Statement/Prospectus. The Reorganization Agreement contemplates certain transactions, including: (a) the transfer of all assets of a Target Fund to, and the assumption of all liabilities of that Target Fund by, a corresponding Acquiring Fund in exchange solely for shares of such Acquiring Fund; (b) the distribution of those Acquiring Fund shares pro rata to shareholders of the Target Fund; and (c) the dissolution of the Target Fund. If the Reorganization Agreement is approved, each Acquiring Fund will acquire all of the assets and assume all of the liabilities of the corresponding Target Fund. Since the investment objectives of each Acquiring Fund are identical to those of the corresponding Target Fund, each Target Fund and the corresponding Acquiring Fund have substantially similar investment strategies, and each Acquiring Fund will engage the investment sub-advisor (as defined in “Investment Advisory Agreement” below) currently providing services to the Target Funds as the Funds’ investment sub-advisor, each Acquiring Fund will adopt the prior performance and financial history of the corresponding Target Fund.

NON-DIVERSIFIED STATUS

As noted above, each of the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund are “non-diversified” under the Investment Company Act, which means that they may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in these Funds may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of its shares. Although the Funds are non-diversified under the Investment Company Act, they are subject to the diversification rules of the Internal Revenue Code, that apply to all “regulated investment companies.” These rules provide that, among the requirements to maintain the favorable tax treatment applicable to RICs, a Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of that value would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by a Fund. With respect to the remaining 50% of its total asset value, a Fund is limited to holding no more than 25% of that value in the securities of any one issuer, the securities of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.” These limits apply only as of the end of each quarter of the Funds’ taxable (fiscal) year and do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issued by other RICs.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objectives, principal investment strategies, and principal risks of each Fund are described in the Proxy Statement/Prospectus. This section contains additional information about the Funds’ investment policies and risks and types of investments a Fund may purchase. The composition of a Fund’s portfolio and the strategies that a Fund may use in selecting investments may vary over time. A Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in a Fund. In the following table, Funds with an “X” in a particular strategy/risk are more likely to use or be subject to that strategy/risk than those without an “X”; however, any of the Funds could be subject to the strategies/risks below.

Strategy/Risk	American Beacon Ninety One Emerging Markets Equity Fund	American Beacon Ninety One Global Franchise Fund	American Beacon Ninety One International Franchise Fund
Borrowing Risk	X	X	X
Cash Equivalents and Other Short-Term Investments	X	X	X
• Government Money Market Funds	X	X	X
• Government Obligations	X	X	X
Corporate Actions	X	X	X
Currencies Risk	X	X	X
Cybersecurity and Operational Risk	X	X	X
Derivatives	X	X	X
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Strategy/Risk	American Beacon Ninety One Emerging Markets Equity Fund	American Beacon Ninety One Global Franchise Fund	American Beacon Ninety One International Franchise Fund
• Forward Foreign Currency Contracts	X	X	X
• Futures Contracts	X	X	X
• Options	X	X	X
• Rights	X	X	X
• Swap Agreements	X	X	X
• Currency Swaps	X	X	X
Equity Investments	X	X	X
• Common Stock	X	X	X
• Depositary Receipts	X	X	X
• ADRs	X	X	X
• EDRs	X	X	X
• GDRs	X	X	X
• Initial Public Offerings	X	X	X
ESG Considerations	X	X	X
Expense Risk	X	X	X
Foreign Securities	X	X	X
• Chinese Company Securities	X	X	X
• Emerging Market Securities	X	X	X
• European Securities	X	X	X
• United Kingdom Securities Risk	X	X	X
• Pacific Basin Securities	X		X
Growth Companies	X	X	X
Illiquid and Restricted Securities	X
Issuer Risk	X	X	X
Large-Capitalization Companies Risk	X	X	X
Mid-Capitalization Companies Risk	X	X	X
Model and Data Risk	X
Other Investment Company Securities and Exchange-Traded Products	X	X	X
• ETFs	X	X	X
• Money Market Funds	X	X	X
Preferred Stock	X	X	X
Real Estate Related Investments	X	X	X
Redemption Risk	X	X	X
Small-Capitalization Companies Risk	X
Valuation Risk	X	X	X
Value Companies Risk	X	X	X

Borrowing Risk — A Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. A Fund may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact a Fund’s expenses and reduce its returns.

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Cash Equivalents and Other Short-Term Investments  — Cash equivalents and other short-term investments in which a Fund may invest include the investments set forth below.

•	Government Money Market Funds. A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. By investing in a money market fund, a Fund becomes a shareholder of that money market fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the money market funds in which a Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. These expenses may include, for example, advisory and administrative fees, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager. These other fees and expenses are reflected in the Fees and Expenses Table for a Fund in the Proxy Statement/Prospectus, if applicable. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that a Fund would have derived from other investments that would provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased can cause the price of a money market security to decrease and may reduce the money market fund’s yield. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times.
•	Government Obligations. Government obligations may include U.S. Treasury securities, Treasury inflation-protected securities, and other debt instruments backed by the full faith and credit of the United States, or debt obligations of U.S. Government-sponsored entities.

Corporate Actions — From time to time, a Fund may voluntarily participate in corporate actions (for example, acquisitions, mergers, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Corporate Actions”). In connection with its holdings of foreign and emerging markets securities and depositary receipts, a Fund may not have the same rights afforded to stockholders of a typical domestic company in the event of a Corporate Action. Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the Investment Company Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Corporate Action, and by doing so, a Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the Corporate Action, a  Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Currencies Risk — A Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies (including emerging market currencies), or by purchasing or selling foreign currency forward contracts, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies, securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. For example, if the U.S. dollar appreciates against foreign currencies, the value of Fund holdings generally would depreciate and vice versa.

Cybersecurity and Operational Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds, and  their service providers, may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (sometimes referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Funds or the Manager, the sub-advisor, the Custodian (as defined below), the transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact a Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause  a Fund’s investment in such companies to lose value. Adverse consequences also could result from cybersecurity incidents affecting counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. A Fund’s service providers also may be negatively impacted due to operational risks arising from non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties.

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In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond our control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Funds and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The Funds’ securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for a Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or a service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that  a Fund or Fund service provider violated privacy and other laws. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity and business continuity plans in the event there is a cybersecurity breach, including the possibility that certain risks may not have been adequately identified or prepared for, in large part because different or unknown threats may emerge in the future. Furthermore, a Fund does not control the cybersecurity systems and plans of the issuers of securities in which a Fund invests, third party service providers, trading counterparties or any other service providers whose operations may affect  a Fund or its shareholders. The widespread use of work-from-home arrangements, such as during the COVID-19 pandemic, may increase operational and information security risks.

Derivatives — Generally a derivative is a financial instrument the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index (collectively referred to as “reference assets”). A Fund may use derivatives for hedging and efficient portfolio management purposes. Derivative instruments may allow for better management of exposure to certain asset classes, as well as more efficient access to asset classes. There are many different types of derivatives and many different ways to use them. Some forms of derivatives, such as exchange-traded futures, options on securities, commodities, or indices, and certain forward contracts are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators.

Derivatives may involve significant risk. Many derivative instruments often require little or no payment and therefore often create inherent economic leverage. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose  a Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. A Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risk.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, effective August 19, 2022 (the “Compliance Date”), Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a Fund’s use of derivatives and began requiring a Fund to satisfy the requirements of the Derivatives Rule. As a result, a Fund is no longer required to engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.

The Derivatives Rule mandates that a Fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a Fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case a Fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks. The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a Fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, a Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) a Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date.

The enactment of the Dodd-Frank Act and similar global regulations resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to these regulations, the SEC, CFTC and foreign regulators have promulgated a broad range of regulations and guidance on the use of derivatives, including use by registered investment companies.

These include regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) that are regulated by the SEC in the U.S., and other swaps that are regulated by the CFTC and the markets in which these instruments trade. In addition, regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a Fund’s ability to exercise a range of cross-

4

default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact a Fund’s use of derivatives.

Under CFTC Regulation 4.5, a Fund is excluded from registration as a CPO if its investments in commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), other than those used for bona fide hedging purposes (as defined by the CFTC), are limited, such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) do not exceed 5% of a Fund’s NAV. Alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, may not exceed 100% of a Fund’s NAV, after taking into account unrealized profits and unrealized losses on any such positions. Further, to qualify for the exclusion in Regulation 4.5, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. A Fund’s ability to use these instruments also may be limited by federal income tax considerations. See the section entitled “Tax Information.”

The Manager, on behalf of the Funds, has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Funds. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds. Further information about the specific types of derivative instruments in which a Fund may invest, including the risks involved in their use, are contained under the description of each of these instruments in this SAI. A Fund may invest in various types of derivatives, including among others:

•	Forward Foreign Currency Contracts. A Fund may enter into forward foreign currency contracts (“forward currency contracts”), which are a type of derivative instrument, for a variety of reasons. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

A Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its respective portfolio securities denominated in such foreign currency. In addition, a Fund may use forward currency contracts when the sub-advisor wishes to “lock in” the U.S. dollar price of a security when a Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

A Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to a  Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

A Fund may use forward currency contracts to seek to hedge against, or profit from, changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which  the sub-advisor believes will have a positive correlation to the values of the currency being hedged. When hedging, use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency that the sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies a Fund’s exposure to foreign currency exchange rate fluctuations.

A Fund also may enter into forward currency contracts for non-hedging purposes if a foreign currency is anticipated to appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in  a Fund’s investment portfolio.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, a Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities whose U.S. dollar value is being hedged by those contracts involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to

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the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

A Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor.

At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a Fund retains the portfolio security and engages in an offsetting transaction, a Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward currency contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When  a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency. When  a Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate  a Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

•	Futures Contracts. A Fund may enter into futures contracts. Futures contracts are a type of derivative instrument that obligate the purchaser to take delivery of, or cash settle a specific amount of, a commodity, security or other obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit “initial margin” consisting of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Subsequent “variation margin” payments (sometimes referred to as “maintenance margin” payments) are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases or sells a futures contract, it is subject to daily, or even intraday, variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. A Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sell price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The Funds have no current intent to accept physical delivery in connection with the settlement of futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If a Fund were unable to liquidate a futures contract due to the absence of a liquid
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secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the sub-advisor may still not result in a successful transaction.

Futures contracts also entail other risks. Although the use of such contracts may benefit a Fund, if investment judgment about the general direction of, for example, an index is incorrect, a Fund’s overall performance would be worse than if it had not entered into any such contract. There are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

•	Options — A Fund may invest in options contracts on foreign currencies. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the underlying reference asset at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of a currency option has the obligation, upon exercise of the option, to deliver or pay the value of the underlying currency, upon payment of the exercise price, or to pay the exercise price upon delivery of the underlying currency. Transactions for exchange-traded options may be made only on a national securities exchange. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue. There is no assurance that a liquid secondary market will exist for a particular option, or at any particular time, and for some options, such as OTC options, no secondary market may exist. The hours of trading for options may not conform to the hours during which the underlying reference asset is traded. To the extent that the option markets close before the markets for the reference asset, significant price and rate movements can take place in the reference asset that cannot be reflected in the option markets. A Fund may use NDOs, which are foreign exchange products designed to assist in reducing foreign currency exchange risk, in situations where physical delivery of the underlying currency is not required or not possible. Options that trade OTC involve liquidity and credit risks that may not be present in exchange-traded options. A Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by a Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.
•	Rights. Rights are options to purchase an issuer’s securities at a stated price during a stated term, usually at a price below the initial offering price of the securities and before the securities are offered to the general public. Rights are similar to warrants but typically have a shorter duration. Rights are usually freely transferable, but may not be as liquid as exchange-traded options. In addition, the terms of a right may limit a Fund’s ability to exercise the right at such time, or in such quantities, as a Fund would otherwise wish. Rights usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. A right ceases to have value if it is not exercised prior to its expiration date. As a result, rights may be considered more speculative than certain other types of investments.
•	Swap Agreements. A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See “Derivatives” for a further discussion of derivatives risks. Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members - generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor. Swaps that are not centrally cleared involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty. To mitigate this risk, a Fund will only enter into swap agreements with counterparties considered by the sub-advisor to present minimum risk of default, and a Fund normally obtains collateral to secure its exposure. Swaps involve the risk that, if the swap declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this, and this may be at short
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notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss, which may cause a Fund to owe money to the seller. The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of a Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments, and a Fund may be unable to sell a swap agreement to a third party at a favorable price; see “Illiquid and Restricted Securities” for a description of liquidity risk.

•	Currency Swaps. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations. Currency swaps are subject to currency risk.

Equity Investments — A Fund may invest in the following equity securities:

•	Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter. OTC stock may be less liquid than exchange-traded stock.
•	Depositary Receipts. A Fund may invest in depositary receipts, which represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or OTC. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted, and they are subject to the risk of fluctuation in the currency exchange rate. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the issuers of unsponsored depositary receipts are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities. A Fund may invest in the following type of depositary receipts:
o	ADRs. ADRs are depositary receipts for foreign issuers in registered form, typically issued by a U.S. financial institution, traded in U.S. securities markets.
o	EDRs. EDRs, which are sometimes called Continental Depositary Receipts, are issued in Europe in bearer form and are traded in European securities markets.
o	GDRs. GDRs are in bearer form and traded in both the U.S. and European securities markets.
•	Initial Public Offerings. A Fund can invest in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. IPOs may adversely impact a Fund’s performance. However, the impact of IPOs on a Fund’s performance will likely decrease as a Fund’s asset size increases.

ESG Considerations — Environmental, social, and/or governance (“ESG”) considerations, either quantitative or qualitative, may be utilized as a component of a Fund’s investment process to implement its investment strategies. Since ESG considerations are not the only component that may be evaluated by the sub-advisor, the issuers in which a Fund invests may not be considered ESG issuers or have good ESG ratings. To the extent that a Fund utilizes such considerations as a component of a Fund’s investment process, a Fund’s performance may be affected depending on whether such considerations are in or out of favor and relative to similar funds that do not include such considerations in the investment process. There is no guarantee that the utilization of ESG considerations will be additive to a Fund’s performance. ESG considerations may vary across types of investments and issuers, and not every such consideration may be identified, evaluated, or evaluated in the same manner. ESG norms also differ by country and region, and an issuer’s ESG practices or the sub-advisor’s assessment process of such considerations may change over time. There are significant differences in interpretations of what it means for a company to have good ESG characteristics, and a Fund may underperform other funds that use different considerations and/or a different methodology in evaluating such considerations. Information used by a Fund to evaluate such considerations,  including the use of third-party research, if any, may not be readily available, complete or accurate, and may vary across third-party research providers and issuers, which could negatively impact a

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Fund’s ability to accurately assess an issuer. As investors can differ in their views regarding the meaning of ESG considerations, a Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The regulatory landscape with respect to ESG investing in the United States is still developing, and future rules and regulations may require a Fund to modify or alter its investment process with respect to the use of such considerations.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund’s net assets decrease due to market declines or redemptions, a Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in a Fund’s expense ratio could be significant.

Foreign Securities — A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks may include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); the potentially adverse effects of unavailability of public information regarding issuers, less or less reliable information about the securities and business operations of foreign issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities purchases, tracking and custody; the difficulty of predicting international trade patterns and the possibility of exchange controls or limitations on the removal of funds or assets; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); and possibly more limited legal remedies and access to the courts available to enforce a Fund’s rights as an investor. The prices of such securities may be more volatile than those of domestic securities. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. The economies of many of the countries in which a Fund may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less trading volume than U.S. markets. As a result, foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. A Fund may be exposed to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, certain foreign markets may institute share blocking, which is a practice under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle.

It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the  sub-advisor, on behalf of a Fund, may elect not to vote proxies in markets that require share blocking. Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.

Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell foreign securities, and thus may prevent the Fund from making investments or make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, a Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to a Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

Investing in foreign currency denominated securities involves not only the special risks associated with investing in non-U.S. issuers, as described above, but also the additional risks of adverse changes in foreign exchange rates and investment or exchange control regulations, which could prevent cash from being brought back to the United States. Additionally, dividends and interest payable on foreign securities (and

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gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which a Fund invests, or result in unexpected tax liabilities for a Fund. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than those negotiated commissions on U.S. exchanges, although the sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.

A Fund may also invest in foreign “market access” investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for a Fund to invest directly in an issuer’s common stock. Use of market access investments may involve risks associated with derivative investments, which are discussed in “Derivatives.”  Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.

A Fund may be subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time a Fund’s net asset value is determined. If such arbitrage attempts are successful, a Fund’s net asset value might be diluted.

The use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be fair valued. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Fund’s investment strategy (e.g., reducing the volatility of a Fund’s share price) or achieve its investment objective. The Funds’ market timing and frequent trading policies and procedures also are intended to help deter arbitrage activities.

•	Chinese Company Securities. Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets, or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support economic reform programs currently in place and could return to the completely centrally planned economy that was in place prior to 1978; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (l) the difference in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) uncertainty surrounding the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets; (q) the risk that it may be more difficult or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (s) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers; (t) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients); and (u) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well. In addition, the China Securities Regulatory Commission recently met with local law firms and asked them to tone down negative descriptions of China’s policies in prospectuses of companies going public outside the mainland in markets such as Hong Kong and the United States. Comments in IPO listing documents that misrepresent or disparage laws and policies, the business environment and judicial situation of China are now barred. Such new listing regime would inevitably deny approval for offshore listing applications and further dampen the stock market sentiment, which in turn negatively affects markets and the value of a Fund’s investments. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control in regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. The Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. Investments in China involve risk of a total loss due to government action or inaction. China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China
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and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.

For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades within a fixed trading bond rate to (or is “pegged” to) the  U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what affect any discontinuation of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy. As demonstrated by protests in Hong Kong in 2019 and 2020 over political, economic, and legal freedoms, and the Chinese government’s response to the protests, there continues to be a great deal of political unrest, which may result in economic disruption. China could be affected by military events on the Korean peninsula or internal instability within North Korea. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China is also alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. Investment in China, Hong Kong and Taiwan is subject to certain political risks. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States, despite the United States signing a partial trade agreement with China that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time. Future tariffs imposed by China and the United States on the other country’s products, or other escalating actions, may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a Fund. On June 3, 2021, President Biden issued an executive order prohibiting U.S. persons from entering into transactions in publicly traded securities, as well as derivatives and securities designed to provide investment exposure to, any securities of any issuers designated “Chinese Military-Industrial Complex Companies,” as designated by the Department of the Treasury’s Office of Foreign Assets Control. This executive order superseded a prior similar order from then-President Trump. Continued ownership of such securities by U.S. persons is prohibited after June 3, 2022, following a one-year divestment period. A number of Chinese issuers have been designated under this program and more could be added. Certain implementation matters related to the scope of, and compliance with, the executive order have not yet been resolved, and the ultimate application and enforcement of the executive order may change. Under current guidance, U.S. investors may purchase interests in an investment fund that does not make any new purchases of designated securities and is “seeking to” divest its holdings of such securities during the divestment period. As a result, the executive order and related guidance may significantly reduce the liquidity of such securities, force a Fund to sell certain positions at inopportune times or for unfavorable prices, and restrict future investments by a  Fund.  U.S. investment advisers are permitted to advise non-U.S. funds and non-U.S. persons that purchase and sell such prohibited securities, provided this activity does not indirectly expose U.S. persons to such companies. The Holding Foreign Companies Accountable Act (“HFCAA”), requires the SEC to identify reporting public companies that use public accounting firms with a branch or office located in a foreign jurisdiction that the Public Company Accounting Oversight Board (“PCAOB”) determines that it is unable to inspect or investigate completely because of a position taken by a governmental entity in that jurisdiction (“Commission-Identified Issuers”). If an issuer is identified as a Commission-Identified Issuer for three consecutive years, the issuer’s shares will be prohibited in U.S. exchange and over-the-counter markets. On March 8, 2022, pursuant to the implementing regulations established by the SEC as required by the HFCAA, the SEC began to identify companies as provisional Commission-Identified Issuers. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People’s Republic of China (“PRC”), which marked the first step toward opening access for the PCAOB to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong completely in accordance with U.S. law. However, as this development is relatively recent, the implementation of the Statement of Protocol remains to be tested. Audits performed by PCAOB registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which the Funds  invest may be less reliable or complete. Listing and other regulatory requirements applicable to foreign issuers, including Chinese issuers, is evolving and any future legislation, regulations or rules may require a Fund to change its investment process, which could result in substantial investment losses. China has often restricted U.S. regulators’ access to information and limited regulators’ ability to investigate or pursue remedies with respect to China-based issuers, generally citing to state secrecy and national security laws, blocking statutes, or other laws or regulations. In addition, according to Article 177 of the PRC Securities Law, which became effective in March 2020, no overseas securities regulator can directly conduct investigations or evidence collection activities within China and no entity or individual in China may provide documents and information relating to securities business activities to overseas regulators without Chinese government approval. The SEC, U.S. Department of Justice, and other U.S. authorities face substantial challenges in bringing and enforcing actions against China-based issuers and their officers and directors. As a result, a Fund may not benefit from a regulatory environment that fosters effective enforcement of U.S. federal securities laws. From time to time and in recent years, China has experienced outbreaks of infectious illnesses and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue, or the government response thereto, could reduce consumer demand or economic

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output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese or global economy, which in turn could adversely affect a Fund’s investments.

For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements (“VIE Agreements”) with the VIE. This structure allows Chinese companies, in particular those in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no equity ownership of the VIE, these VIE Agreements permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese-based operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the offshore entity only has specific rights provided for in these VIE Agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the Chinese-based operating company may engage in activities that negatively impact investment value. While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these VIE Agreements were found to be unenforceable under Chinese law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the VIE Agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China or in the U.S. could result in significant losses to a Fund. The listed offshore entity’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the VIE Agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may affect the ability of the offshore entity to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed offshore entity to suffer a significant loss. For example, in 2021, the Chinese government placed various restrictions on after-school tutoring companies. Such restrictions adversely affected the financial performance of those listed offshore entities associated with a Chinese-based operating company in the after-school tutoring industry. There is no guarantee that the Chinese government will not place similar restrictions on other industries and therefore jeopardize the financial performance of the corresponding listed offshore entities.

•	Emerging Market Securities. A Fund may invest in emerging market securities. A Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which a Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. These risks are discussed below.

Economies: The economies of emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, reliable access to capital, capital reinvestment, resource self-sufficiency, balance of payments and trade difficulties. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and may be heavily dependent upon international trade, as well as the economic conditions in the countries with which they trade. Such economies accordingly have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist or retaliatory measures imposed or negotiated by the countries with which they trade. Similarly, many of these countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of national and external debt, severe recession, and extreme poverty and unemployment. The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance. Emerging market economies may develop unevenly or may never fully develop. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.

Governments: Emerging markets may have uncertain national policies and social, political and economic instability. While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In addition, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, confiscatory taxation or creation of government monopolies to the possible detriment of a Fund’s investments. In such event, it is possible that a Fund could lose the entire value of its investments in the affected markets.

Emerging market countries may have national policies that limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. In addition, if a Fund invests in a market where restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after investment that are unacceptable. This might require, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Further, some attractive securities may not be
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available, or may require a premium for purchase, due to foreign shareholders already holding the maximum amount legally permissible. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

An issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. There may be limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed-income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Capital Markets: The capital markets in emerging market countries may be underdeveloped. They may have low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities. There may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Investing in certain countries with emerging capital markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. There may also be custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to investments in emerging market countries.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Supervisory authorities also may be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause a Fund to suffer a loss. There can be no certainty that a Fund will be successful in eliminating counterparty risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to  a Fund.

Regulatory authorities in some emerging markets currently do not provide the Public Company Accounting Oversight Board with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, which potentially could expose investors to significant risks.

Legal Systems: Investments in emerging market countries may be affected by the lack, or relatively early development, of legal structures governing private and foreign investments and private property. Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The organizational structures of certain issuers in emerging markets may limit investor rights and recourse.

A Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries, either individually or in combination with other shareholders. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities. Additionally, in certain emerging market countries, fraud, corruption and attempts at market manipulation may be more prevalent than in developed market countries. Shareholder claims that are common in the U.S. and are generally viewed as determining misconduct, including class action securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets.

The laws in certain countries with emerging capital markets may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and a Fund.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which a Fund invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which a Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally, and may negatively affect

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global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if a Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

Governments in the United States and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals, including politicians, and Russian corporate and banking entities. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

•	European Securities. A Fund’s performance may be affected by political, social and economic conditions in Europe, such as the growth of the economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries.

The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors. Although the EMU has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with deficits. These restrictions and characteristics may limit the ability of EMU member countries to implement monetary policy to address regional economic conditions and significantly impact every European country and their economic partners, including those countries that are not members of the EMU. In addition, those EU member states that are not currently in the Eurozone (Bulgaria, the Czech Republic, Denmark, Hungary, Poland, Romania, and Sweden), excluding Denmark, are required to seek to comply with convergence criteria to permit entry to the Eurozone. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro or other European currency, the threat of default or actual default by one or more EU member countries, or other European countries, on its sovereign debt, and/or an economic recession in one or more European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe.

The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and national unemployment; the possible default of government debt in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their financial companies as well. Further defaults on, or restructurings of, the debt of governments or other entities could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, issuers may face difficulties obtaining credit or refinancing existing obligations; financial institutions may require government or central bank support, or need to raise capital, and/or be impaired in their ability to extend credit. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. The European Central Bank has also intervened to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors. Certain European countries have also developed increasingly strained relationships with the U.S., and if these relationships were to worsen, they could adversely affect European issuers that rely on the U.S. for trade.

In addition, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups, ideologies, and polarizing political events such as the conflict between Israel and Hamas. Secessionist movements, as well as government or other responses to such movements, may create instability and uncertainty in a country or region. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe and in the Middle East also could impact financial markets, as could military conflicts. For example, Houthi attacks on commercial shipping in the Red Sea and Gulf of Aden, and retaliatory action, may disrupt supply chains and cause difficulties for impacted businesses, including those that wish to ship goods through that route. The impact of these kinds of events could be significant and far-reaching and materially impact the value and liquidity of a Fund’s investments. Russia’s war with Ukraine has negatively impacted European economic activity. The Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S. and other countries are impossible to predict, but have severely impacted the performance of the economies of European and other countries, including through adverse effects to global financial and energy markets,
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global supply chains and global growth, and consequential inflation. Investments in companies with contractual relationships with Russian counterparties, or with significant operations and/or assets in Russia could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or the termination of business plans or operations due to sanctions. Various companies operating in Russia, or with Russian counterparties, have faced difficulties enforcing Russian debts or contractual reliefs due to the Russian court’s hostility towards European companies in response to sanctions.

Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU due to concerns about the possible economic, immigration and cultural implications. Certain other countries have applied to join or, in the case of Finland and Sweden, have recently joined, the North Atlantic Treaty Organization (“NATO”). Russia is understood to oppose certain expansions, or potential expansions, of NATO and the EU, and its reaction to such developments could negatively impact European economic activity. The United Kingdom withdrew from the European Union on January 31, 2020 and entered into a transition period, which ended on December 31, 2020. The longer-term economic, legal, and political framework between the United Kingdom and the EU is still developing and may lead to ongoing political and economic uncertainty in the United Kingdom, Europe, and the global market. Investments in companies with significant operations and/or assets in the United Kingdom could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or impediments to the implementation of business plans. The uncertainty resulting from any further exits from the EU, or the possibility of such exits, would also be likely to cause market disruption in the EU and more broadly across the global economy, as well as introduce further legal, political, and regulatory uncertainty in Europe.

•	United Kingdom Securities Risk. Exposure to issuers located in, or with economic ties to, the United Kingdom, could expose a Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds, including regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries.

On December 31, 2020, the United Kingdom left the European Union in an event commonly referred to as “Brexit.” The United Kingdom and the European Union then reached a trade agreement that became effective on May 1, 2021, after being ratified by all applicable United Kingdom and European Union governmental bodies. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may have a negative impact on the United Kingdom, the broader global economy, or the value of the British pound sterling, any of which may impact the value of Fund investments.

The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. At the end of March 2021, the UK and the European Union concluded technical discussions on the content of a Memorandum of Understanding on financial services, setting out how the UK and EU financial services regulators will co-operate and share information. The implementation of this legal framework and basis of co-operation remains to be seen, and so the period following the United Kingdom’s withdrawal from the European Union is expected to be one of significant political and economic uncertainty, particularly until the United Kingdom government and EU member states agree and implement the terms of the United Kingdom’s future relationship with the European Union.

Although the sub-advisor may hedge Fund currency exposures back to the U.S. dollar, a depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar as a result of Brexit could adversely affect Fund investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.
•	Pacific Basin Securities. The Pacific Basin geographic region includes many Asian countries bordering the Pacific Rim as well as Australia and New Zealand. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Pacific Basin geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region, including the subsequent recovery, could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.

The economies of most Pacific Basin countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Pacific Basin countries. The economies of certain Pacific Basin countries may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. Many of the Pacific Basin economies may be intertwined, so an economic downturn in one country may result in, or be accompanied by, an economic downturn in other countries in the region. Furthermore, many of the Pacific Basin economies are characterized by high inflation, underdeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.

The securities markets in Pacific Basin countries are substantially smaller, less liquid and more volatile than the major securities markets in the U.S., and some of the stock exchanges in the region are in the early stages of their development, as compared to the stock exchanges in the U.S. Equity securities of many companies in the region may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Additionally, many companies traded on stock exchanges in the region are smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. In some countries, there is no established secondary market for securities. Therefore, liquidity of securities may be generally low and transaction costs generally high. Similarly, volume and liquidity in the Pacific Basin bond markets are less than in the U.S. and, at times, price volatility can
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be greater than in the U.S. A limited number of issuers in Pacific Basin securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the region may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the region’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

The legal systems in certain developing market Pacific Basin countries also may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain Pacific Basin countries. Similarly, the rights of investors in Pacific Basin companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a Pacific Basin country.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Pacific Basin countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund’s assets denominated in those currencies. Certain developing economies in the Pacific Basin region have experienced currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Pacific Basin region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund’s investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals of the relevant country. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Growth Companies — Growth companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or earnings decrease, the prices of these securities may decline, sometimes sharply, even if earnings showed an absolute increase. A Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company securities may lack the dividend yield that can cushion prices in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing restricted securities, a Fund’s investment in such securities could have the effect of reducing a Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule 144A are liquid. In addition to Rule 144A, Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity. In addition, a Fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the

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market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Fund’s NAV.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market, in some cases for extended periods of time. Such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Model and Data Risk — The sub-advisor relies on proprietary mathematical quantitative models (each, a “Model”) and data developed both by the sub-advisor and those supplied by third parties (collectively, “Data”). In combination, Models and Data are used to screen for potential investments and construct investment decisions. Models and Data are known to have errors, omissions, imperfections and malfunctions (collectively, “System Events”).

The sub-advisor seeks to reduce the incidence and impact of System Events, to the extent feasible, through safeguards in the overall portfolio management process. Despite such safeguards, System Events will result in, among other things, the failure to properly gather and organize available data, which may have materially adverse effects on a Fund. System Events in third-party provided Data are generally entirely outside of the control of the sub-advisor. The research and modeling processes engaged in by the sub-advisor on behalf of a Fund are extremely complex and involve the use of financial, economic, econometric and statistical theories, research and modeling; the results of this investment approach must then be translated into computer code. Although the sub-advisor seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight and employ other mitigating measures and processes, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product, even with simulations and similar methodologies, raise the chances that Model code may contain one or more coding errors, thus potentially resulting in a System Event and further, one or more of such coding errors could adversely affect a Fund’s investment performance.

Models rely heavily on appropriate Data inputs. However, it is impossible and impracticable to factor all relevant, available Data into forecasts, investment decisions and other parameters of the Models. The sub-advisor will use its discretion to determine what Data to gather with respect to each investment strategy and what subset of that Data the Models take into account to produce forecasts which may have an impact on ultimate investment decisions. In addition, due to the automated nature of Data gathering, the volume and depth of Data available, the complexity and often manual nature of Data cleaning, and the fact that the substantial majority of Data comes from third-party sources, it is inevitable that not all desired and/or relevant Data will be available to, or processed by, the sub-advisor at all times. Irrespective of the merit, value and/or strength of a particular Model, it will not perform as designed if incorrect Data is fed into it which may lead to a System Event potentially subjecting a Fund to a loss. Further, even if Data is input correctly, “model prices” anticipated by the Data through the Models may differ substantially from market prices. Where incorrect or incomplete Data is available, the sub-advisor may, and often will, continue to generate forecasts and make investment decisions based on the Data available to it. Additionally, the sub-advisor may determine that certain available Data, while potentially useful in generating forecasts and/or making investment decisions, is not cost effective to gather due to, among other factors, the technology costs or third-party vendor costs and, in such cases, the sub-advisor will not utilize such Data. The sub-advisor has full discretion to select the Data it utilizes. The sub-advisor may elect to use or may refrain from using any specific Data or type of Data in generating forecasts or making trading decisions with respect to the Models. The Data utilized in generating forecasts or making trading decisions underlying the Models may not be (i) the most accurate data available or (ii) free of errors. The Data set used in connection with the Models is limited. The foregoing risks associated with gathering, cleaning, culling and analysis of large amounts of Data are an inherent part of investing with a quantitative, process-driven, systematic adviser such as the sub-advisor.

When Models and Data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon expose a Fund to potential losses and such losses may be compounded over time. For example, by relying on Models and Data, the sub-advisor may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. In addition, Models may incorrectly forecast future behavior, leading to potential losses. Furthermore, in unforeseen or certain low-probability scenarios (often involving a market event or disruption of some kind), Models may produce unexpected results which may or may not be System Events. Errors in Models and Data are often extremely difficult to detect, and, in the case of Models, the difficulty of detecting System Events may be exacerbated by the lack of design documents or specifications. Regardless of how difficult their detection appears in retrospect, some System Events may go undetected for long periods of time and some may never be detected. When a System Event is detected, a review and analysis of the circumstances that may have caused a reported System Event will be completed. Following this review, the sub-advisor in its sole discretion may choose not to address or fix such System Event, and the third party software will lead to System Events known to the sub-advisor that it chooses, in its sole discretion, not to address or fix. The degradation or impact caused by these System Events can compound over time. When a System Event is detected, the sub-advisor generally will not, as part of the review of circumstances leading to the System Event, perform a materiality analysis on the potential impact of a System Event. The sub-advisor believes that the testing and monitoring performed on Models and the controls adopted to ensure processes are undertaken with care will enable the sub-advisor to identify and address those System Events that a prudent person managing a quantitative, systematic and computerized investment program would identify and address by correcting the underlying issue(s) giving rise to the System Events, but there is no guarantee of the success of such processes. Investors should assume that System Events and their ensuing risks and impact are an inherent part of investing with a

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process-driven, systematic investment manager such as the sub-advisor. Accordingly, the sub-advisor does not expect to disclose discovered System Events to the Fund or to shareholders.

Other Investment Company Securities and Exchange-Traded Products — Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.    Any such fees and expenses are reflected in the Fees and Expenses Table for a Fund in its Proxy Statement/Prospectus.   To the extent a Fund invests in investment company securities advised by the Manager, shareholders could pay fees charged by the Manager to such investment company. A Fund’s investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of a Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets in all investment companies in the aggregate. However, currently a Fund may exceed these limits when investing in shares of an ETF or other investment company subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund, such as a Fund, to invest in the ETF or other investment company in excess of the limits described above. Rule 12d1-4 under the Investment Company Act and revisions to other rules permitting funds to invest in other investment companies, which are intended to streamline and enhance the regulatory framework applicable to fund of funds arrangements, took effect on January 19, 2022. While Rule 12d1-4 permits more types of fund of funds arrangements without an exemptive order, and supersedes many prior exemptive orders, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

A Fund at times may invest in shares of other investment companies and exchange-traded products, which, in addition to the general risks of investments in other investment companies described above, include the following risks:

•	ETFs. A Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
•	Money Market Funds. A Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. A Fund would invest in money market funds rather than purchasing individual short-term investments. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent a Fund from selling its investment in the money market fund, or impose a fee of up to 2% on amounts redeemed from the money market fund.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Because preferred stock is subordinate to bonds in the issuer’s capital structure, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stockholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer, and may suffer a loss of value as a result. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to the deferral of dividend payments, the non-cumulative payment of dividends (in which omitted or deferred dividends are not subsequently paid), subordination, liquidity, limited voting rights, and special redemption rights. The market prices of preferred stock are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Investments — A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and securities of corporate issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have an effect on the value of a Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject a Fund to risks associated with the direct ownership of real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and extended vacancies of properties, increases in interest rates, the financial condition of tenants, buyers and sellers, the quality of maintenance, insurance, and management services, and other real estate capital market influences. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of a Fund’s investment in real estate securities. Real estate securities

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are dependent upon specialized management skills at the operating company level. Such securities also have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are subject to heavy cash flow dependency and defaults by borrowers. An economic downturn could have an adverse effect on the real estate markets and real estate companies. In addition, if a real estate company’s properties do not generate sufficient income to meet operating expenses, including debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Redemption Risk — A Fund may experience periods of heavy redemptions that could cause a Fund to sell assets at inopportune times at a loss or depressed value. The risk of loss is greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to sell are illiquid. The sale of assets to meet redemption requests may create capital gains, which a Fund would then be required to distribute to shareholders. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. Additionally, during periods of heavy redemptions, a Fund may borrow funds from the interfund credit facility, or from a bank line of credit, which may increase costs. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities has also been reduced. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a Fund’s performance.

Small-Capitalization Companies Risk — Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in overall economic conditions, interest rates, borrowing costs and earnings.

Valuation Risk — This is the risk that certain securities may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain credit-linked notes and other derivatives, which may be illiquid or which may become illiquid, and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of a Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market or other conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. No assurance can be given that such prices accurately reflect the price a Fund would receive upon sale of a security. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Value Companies Risk — Value companies are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may go down. While a Fund’s investments in value stocks may limit its downside risk over time, a Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund’s investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Proxy Statement/Prospectus, each Fund may (except where otherwise indicated):

1.	Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.
2.	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.
3.	Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of
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complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of a Fund to the extent required by law.

4.	Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisor, as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.
5.	Purchase securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers under Rule 144A under the Securities Act. A Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines that any Section 4(a)(2) securities held by such Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by a Fund will be a Fund’s interest in the investment company.

The Funds have no current intention to convert to a master-feeder structure, as permitted by the foregoing policy.

Fundamental Investment Policies/Restrictions. The following discusses the investment policies of each Fund.

The following restrictions have been adopted by each Fund (unless otherwise indicated) and may be changed with respect to a Fund only by the majority vote of a Fund’s outstanding voting securities. “Majority of the outstanding voting securities” under the Investment Company Act and as used herein means, with respect to a Fund, the lesser of (a) 67% of the shares of a Fund present at the meeting if the holders of more than 50% of the outstanding shares of a Fund are present or represented at the shareholders’ meeting, or (b) more than 50% of the shares of a Fund.

1.	Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.
2.	Each Fund may borrow money or issue senior securities (as defined under the Investment Company Act), except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
3.	Each Fund may make loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
4.	Each Fund may purchase or sell commodities or real estate, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
5.	Each Fund may underwrite securities issued by other persons, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
6.	The American Beacon Ninety One Emerging Markets Equity Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Under the Investment Company Act, the above limitations (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was affected.

For purposes of each Fund’s industry concentration policy set forth in (1) above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of a Fund’s total assets will be invested in securities issued by any one foreign government or supranational organization. A Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, a Fund will invest in the securities of such a company only if it can do so under its industry concentration policy.

For purposes of each Fund’s policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits each Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its

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borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of each Fund’s policy relating to making loans set forth in (3) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

Non-Fundamental Investment Policies/Restrictions. The following non-fundamental investment policies and restrictions apply to each Fund (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board.

1.	Each Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or
2.	Each Fund may not purchase securities on margin, except that (1) a Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) a Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.
3.	Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).
4.	Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Proxy Statement/Prospectus with respect to each Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY OR DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or the sub-advisor believes it is appropriate and in a Fund’s best interest, a Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures or (viii) shares of money market funds, including funds advised by the Manager or the sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund’s transaction costs and generate additional capital gains or losses.

Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the sub-advisor’s investment outlook.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund publicly discloses portfolio holdings information as follows:

1.	a complete list of holdings for each Fund on an annual and semi-annual basis within seventy days of the end of each fiscal semi-annual period in publicly available filings of Form N-CSR with the SEC (available on the SEC’s website at www.sec.gov) and on the Funds’ website (www.americanbeaconfunds.com);
2.	a complete list of holdings for each Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC’s website at www.sec.gov);
3.	a complete list of holdings for each Fund as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter; and
4.	ten largest holdings for each Fund as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of a Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs a Fund that such disclosure could be harmful to a Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when

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such omission is deemed to be in a Fund’s best interest. Disclosure of a Fund’s ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in a Fund’s complete list of holdings.

Disclosure of Nonpublic Holdings. Occasionally, certain interested parties - including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others - may request portfolio holdings information that has not yet been publicly disclosed by the Funds. The Funds’ policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted the Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict a Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third party service providers require access to Fund holdings to provide services to the Funds or to assist the Manager and the sub-advisor in managing the Funds (“service providers”). The service providers have a duty to keep the Funds’ nonpublic information confidential either through written contractual arrangements with the Funds (or another Fund service provider) or by the nature of their role with respect to the Funds (or the service provider). The Funds have determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Funds have determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Funds have ongoing arrangements to provide nonpublic holdings information to the following service providers, whose affiliates may also have access to such information:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians	Securities lending agent for Funds that participate in securities lending, Funds’ custodian and foreign custody manager, sub-administrator, fund administration service provider, and foreign sub-custodian	Complete list on intraday basis with no lag
XX	Funds’ independent registered public accounting firm	Complete list on annual basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager	Complete list on daily basis with no lag
KPMG International	Service provider to State Street	Complete list on annual basis with lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis in the ordinary course of business. These third parties include broker-dealers, prospective sub-advisors, borrowers of the Funds’ portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Funds. If the Funds participate in securities lending activities, potential borrowers of the Funds’ securities receive information pertaining to the Funds’ securities available for loan. Such information is provided on a current basis with no lag. The Funds utilize various pricing services to supply market quotations and evaluated prices to State Street.

State Street and the Manager may disclose current nonpublic holdings to those pricing services. The Manager or sub-advisor may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Funds requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds or that redistribute the Funds’ holdings to financial intermediaries to facilitate their analysis of the Funds. The Funds have determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Funds’ website.

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No compensation or other consideration may be paid to the Funds, the Funds’ service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1.	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Funds’ website and not to trade based on the information;
2.	Holdings may only be disclosed as of a month-end date;
3.	No compensation may be paid to the Funds, the Manager or any other party in connection with the disclosure of information about portfolio securities; and
4.	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether  a Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders.

However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy.

The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Funds’ SAI.

The Manager and sub-advisor to the Funds may manage substantially similar portfolios for clients other than the Funds. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Funds. The Holdings Policy is not intended to limit the Manager or the sub-advisor from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

A Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. However, it is a Fund’s policy to attempt to terminate loans in time to vote those proxies that a Fund determines are material to its interests. Loans of portfolio securities may not exceed 33¹/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or “rebate” for the use of that cash collateral. Under the terms of the securities loan agreement between the Funds and State Street, their securities lending agent, State Street indemnifies the Funds for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.

As of the date of this SAI, the  American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund intend to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. American Beacon, as part of its responsibilities for the day-to-day operations of the

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Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, American Beacon, each Fund’s investment adviser, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Funds oversees and regularly monitors the investments, operations and compliance of the Funds’ investment advisers.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Funds’ CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Funds, as applicable. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least three-quarters of the Board. Brenda A. Cline, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves each Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Funds’ independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of 24 series within the American Beacon Funds, 1  series within the American Beacon Institutional Funds Trust, and  3  series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the Board of the American Beacon Institutional Funds Trust and the American Beacon Select Funds and each Trustee oversees the Trusts’ combined 28 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

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Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (1954)**	Trustee since 2008	Trustee since 2017	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (1969)	Trustee since 2015	Trustee since 2017	Chief Financial Officer, The Conrad Prebys Foundation (2022-Present); President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Executive Vice President/COO, Sierra Health Foundation (health conversion private foundation) (2022), Senior Vice President/CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Executive Vice President/COO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2022), Senior Vice President/CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).
Joseph B. Armes (1962)	Trustee since 2015	Trustee since 2017	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).
Gerard J. Arpey (1958)	Trustee since 2012	Trustee since 2017	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-Present); Director, The Home Depot, Inc. (NYSE: HD) (2015-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).
Brenda A. Cline (1960)	Chair since 2019 Vice Chair 2018 Trustee since 2004	Chair since 2019 Vice Chair 2018 Trustee since 2017	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End (2) and Open-End Funds (3) (2017-2021); Chair, American Beacon Sound Point Enhanced Income Fund (2019-2021), Vice Chair (2018), Trustee (2018-2021); Chair, American Beacon Apollo Total Return Fund (2019-2021), Vice Chair (2018), Trustee (2018-2021).
Claudia A. Holz (1957)	Trustee since 2018	Trustee since 2018	Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).
Douglas A. Lindgren (1961)	Trustee since 2018	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); Consultant, Carne Financial Services (2017-2019); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).
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Barbara J. McKenna (1963)	Trustee since 2012	Trustee since 2017	President and Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-2023); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

* The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as executive vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.

Joseph B. Armes: Mr. Armes  has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies, and multiple years of service as a Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as chief financial officer, secretary and treasurer to a private foundation, service as a director, trustee, audit committee chair, and member of the nominating and governance committees of various publicly held companies and mutual funds, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and/or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years. Prior to her retirement, she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices.

Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Mses. Holz (Chair) and McKenna and Messrs. Armes and Arpey. Ms. Cline, as Chair of the Board, serves on the Audit Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary purposes of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Funds and their internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks. All members of the Audit Committee are Independent Trustees. The Audit Committee met four (4) times during the fiscal year ended August 31, 2024.

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Armes (Chair) and Arpey, and Mses. Cline and McKenna. As set forth in its charter, the Nominating Committee’s primary purposes are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review

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shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Funds, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust. The Nominating and Governance Committee met five (5) times during the fiscal year ended August 31, 2024.

The Trust has an Investment Committee that is comprised of Messrs. Lindgren (Chair), Alvarado, and Duffy. Ms. Cline, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary purposes are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Funds; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Funds; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Funds; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Investment Committee, including, but not limited to counterparty, investment and liquidity risks. The Investment Committee met four (4) times during the fiscal year ended August 31, 2024.

Trustee Ownership in the Funds

As of the calendar year ended December 31, 2023, none of the Trustees owned equity securities of the Funds. The following tables show the amount of equity securities owned in the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2023.

INTERESTED TRUSTEE
Duffy
Aggregate Dollar Range of Equity Securities in all Trusts (27 Funds as of December 31, 2023)	Over $100,000

NON-INTERESTED TRUSTEES
	Alvarado	Armes	Arpey	Cline	Holz	Lindgren	McKenna
Aggregate Dollar Range of Equity Securities in all Trusts (27 Funds as of December 31, 2023)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $140,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives a single $2,500 fee each quarter for her attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following table shows estimated compensation (excluding reimbursements) that will be paid by the Trusts to each Trustee for the period from the Funds’ anticipated commencement of operations through August 31, 2025.

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	American Beacon Ninety One Global Franchise Fund American Beacon Ninety One International Franchise Fund Anticipated Commencement of Operations November 15, 2024		American Beacon Ninety One Emerging Markets Equity Fund Anticipated Commencement of Operations February 21, 2025
Name of Trustee	Aggregate Compensation From the Trust	Total Compensation From the Trusts	Aggregate Compensation From the Trust	Total Compensation From the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$150,720	$160,500	$150,720	$160,500

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$150,720	$160,500	$150,720	$160,500
Joseph B. Armes	$160,580	$171,000	$160,580	$171,000
Gerard J. Arpey	$153,537	$163,500	$153,537	$163,500
Brenda A. Cline [1]	$188,752	$201,000	$188,752	$201,000
Claudia A. Holz	$168,327	$179,250	$168,327	$179,250
Douglas A. Lindgren	$168,327	$179,250	$168,327	$179,250
Barbara J. McKenna	$153,537	$163,500	$153,537	$163,500

1   Upon her retirement from the Board, Ms. Cline is eligible for flight benefits afforded to Eligible Trustees who served on the Boards prior to September 12, 2008 as described below.

The Boards have adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. Ms. Cline is the only Eligible Trustee.

Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Currently, three individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. Two individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. The other individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.

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Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President since June 2024 Vice President 2022-2024	President since June 2024 Vice President 2022-2024

American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

National Investment Services of America, LLC: Director (2024-Present)

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

Resolute  Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024- Present)

Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)

Resolute Investment Services, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President, (2022-2024)

Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)

RSW Investments Holdings LLC: Director (2024-Present)

Shapiro Capital Management, LLC: Director (2024-Present)

SSI Investment Management, LLC: Director (2024-Present)

Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017

American Beacon Advisors, Inc.:   Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)

Resolute Investment Holdings, LLC: Secretary (2015-Present)

Resolute  Topco, Inc.:   Secretary (2015-Present)

Resolute Acquisition, Inc.:   Secretary (2015-Present)

Resolute Investment Managers, Inc.:   Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)

Resolute Investment Distributors, Inc.: Secretary (2017-Present)

Resolute Investment Services, Inc.:   Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present)

American Private Equity Management, LLC:   Secretary (2008-2024)

Alpha Quant Advisors, LLC:   Secretary and General Counsel (2016-2020)

Continuous Capital, LLC:   Vice President and Secretary (2018-2022)

Green Harvest Asset Management, LLC:   Secretary (2019-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)

American Beacon Cayman TargetRisk Company, Ltd:   Secretary (2018-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:   Secretary (2023-Present)

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American Beacon Cayman Trend Company, Ltd.:   Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund:   Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Beacon Apollo Total Return Fund:   Vice President, Secretary, and Chief Legal Officer (2018-2021)

Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017

American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)

American Private Equity Management,  L.L.C.:   Vice President (2017-2024)

American Beacon Sound Point Enhanced Income Fund:   Vice President (2018-2021)

American Beacon Apollo Total Return Fund:   Vice President (2018-2021)

Erica B. Duncan (1970)	Vice President since 2011	Vice President since 2017

American Beacon Advisors, Inc.:   Vice President (2011-Present)

Resolute Investment Managers, Inc.: Vice President (2018-Present)

Resolute Investment Services, Inc.:   Vice President (2018-Present)

American Beacon Sound Point Enhanced Income Fund:   Vice President (2018-2021)

American Beacon Apollo Total Return Fund:   Vice President (2018-2021)

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017

Resolute Investment Distributors, Inc.:   Director (2024-Present), Vice President (2024-Present)

American Beacon Advisors, Inc.:   Senior Vice President, (2021-Present) Vice President, (2009-2021)

Resolute Investment Managers, Inc.:   Senior Vice President (2021-Present), Vice President (2017-2021)

Resolute Investment Services, Inc.:   Senior Vice President (2021-Present), Vice President (2018-2021)

Alpha  Quant Advisors, LLC:   Vice President (2016-2020)

Continuous Capital, LLC:   Vice President (2018-2022)

American Beacon Sound Point Enhanced Income Fund:   Vice President (2018-2021)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017

American Beacon Advisors, Inc.:   Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)

American Beacon Sound Point Enhanced Income Fund:   Vice President (2018-2021)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

Rebecca L. Harris (1966)	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022

American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)

National Investment Services of America, LLC: Director (2022-Present)

Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

Resolute  Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024- June 2024)

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024 -Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

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Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

RSW Investments Holdings LLC: Director (2022-Present)

Shapiro Capital Management LLC: Director (2022-Present)

SSI Investment Management LLC: Director (2022-Present)

Alpha Quant Advisors, LLC.: Vice President (2016-2020)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022), Director (2022)

Melinda G. Heika (1961)	Vice President since 2021	Vice President since 2021

American Beacon Advisors, Inc.:   Senior Vice President (2021-Present), Treasurer and CFO (2010-Present)

Resolute Topco, Inc.: Treasurer (2015-Present)

Resolute Investment Holdings, LLC: Treasurer (2015-Present)

Resolute Acquisition, Inc.:   Treasurer (2015-Present)

Resolute Investment Managers, Inc.:   Senior Vice President (2021-Present), Treasurer and CFO (2017-Present)

Resolute Investment Services, Inc.:   Senior Vice President (2021-Present), Treasurer and CFO (2017-Present)

American Private Equity Management, L.L.C.:   Treasurer (2012-2024)

Alpha Quant Advisors, LLC:   Treasurer and CFO (2016-2020)

Continuous Capital, LLC: Treasurer (2018-2022)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022),

American Beacon Cayman TargetRisk Company, Ltd.: Director and Vice President (2022-Present), and Treasurer (2018-2022)

American Beacon Cayman Multi-Alternatives Company, Ltd.:   Director and Vice President (2023-Present)

American Beacon Cayman Trend Company, Ltd.:   Director and Vice President (2023-Present)

American Beacon Funds:   Principal Accounting Officer and Treasurer (2010-2021)

American Beacon Select Funds:   Principal Accounting Officer and Treasurer (2010-2021)

American Beacon Institutional Funds Trust:   Principal Accounting Officer and Treasurer (2017-2021)

American Beacon Sound Point Enhanced Income Fund:   Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)

American Beacon Apollo Total Return Fund:   Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)

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Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Principal Accounting Officer and Treasurer since 2021

American Beacon Advisors, Inc.: Assistant Treasurer (2023-Present)

Resolute Investment Services, Inc:   Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023)

American Private Equity Management, L.L.C.:   Assistant Treasurer (2012-2024)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer (2022-Present)

American Beacon Cayman TargetRisk Company, Ltd.:   Treasurer (2022-Present) and Assistant Treasurer (2018-2022)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Treasurer (2023-Present)

American Beacon Cayman Trend Company, Ltd.: Treasurer (2023-Present)

American Beacon Sound Point Enhanced Income Fund:   Assistant Treasurer (2018-2021), Principal Accounting Officer and Treasurer (2021)

American Beacon Apollo Total Return Fund:   Assistant Treasurer (2019-2021), Principal Accounting Officer and Treasurer (2021)

American Beacon Funds: Assistant Treasurer (2011-2021)

American Beacon Select Funds: Assistant Treasurer (2011-2021)

American Beacon Institutional Funds: Trust Assistant Treasurer (2017-2021)

Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

American Beacon Advisors, Inc.; Chief Compliance Officer (2004-Present), Vice President (2019-Present)

Resolute Investment Managers, Inc.; Vice President (2017-Present)

Resolute Investment Distributors, Inc.; Vice President (2017-Present)

Resolute Investment Services, Inc.; Vice President (2019-Present)

American Private Equity Management, LLC; Chief Compliance Officer (2012-2024)

Green Harvest Asset Management, LLC; Chief Compliance Officer (2019-2021)

RSW Investments Holdings, LLC; Chief Compliance Officer (2019-Present);

Alpha Quant Advisors, LLC; Chief Compliance Officer (2016-2019), Vice President (2016-2020)

Continuous Capital, LLC.; Chief Compliance Officer (2018-2019), Vice President (2018-2022)

American Beacon Sound Point Enhanced Income Fund; Chief Compliance Officer and Assistant Secretary (2018-2021)

American Beacon Apollo Total Return Fund; Chief Compliance Officer and Assistant Secretary (2018-2021)

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021

Resolute Investment Services, Inc.:   Fund Tax Director (2024-Present), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:   Assistant Treasurer (2022-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)

American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)

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Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017

Resolute Investment Services, Inc.:   Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Secretary (2022-Present)

American Beacon Cayman TargetRisk Company, Ltd:   Assistant Secretary (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:   Assistant Secretary (2023-Present)

American Beacon Cayman Trend Company, Ltd.:   Assistant Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

American Beacon Apollo Total Return Fund:   Assistant Secretary (2018-2021)

Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary since 2017

American Beacon Advisors, Inc.:   Deputy General Counsel (2024-Present), Assistant Secretary (2015-Present), Associate General Counsel (2015-2024)

Resolute Investment Distributors, Inc.: Assistant Secretary (2018-2021), (2024-Present)

Resolute Investment Managers, Inc.:   Deputy General Counsel (2024-Present), Assistant Secretary (2017-Present), Associate General Counsel (2017-2024)

Resolute Investment Services, Inc:   Deputy General Counsel (2024-Present), Assistant Secretary (2018-Present), Associate General Counsel (2018-2024)

Alpha Quant Advisors, LLC:   Assistant Secretary (2016-2020)

Continuous Capital, LLC.: Assistant Secretary (2020-2022)

American Beacon Sound Point Enhanced Income Fund:   Assistant Secretary (2018-2021)

American Beacon Apollo Total Return Fund:   Assistant Secretary (2018-2021)

CODE OF ETHICS

The Manager, the Trust, and the sub-advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, a Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of a Fund’s shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to a Fund’s assets under the sub-advisor’s management. The Trust has adopted a Proxy Policy that governs proxy voting by the Manager and sub-advisor, including procedures to address potential conflicts of interest between a Fund’s shareholders and the Manager, the sub-advisor or their affiliates. The Board has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the Manager’s management. Please see Appendix A for a copy of the Proxy Policy. The sub-advisor’s proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. A Fund’s proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over a Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of a Fund’s expenses.

As of the date of this SAI, the Manager is the sole shareholder of the Funds.

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INVESTMENT ADVISORY AGREEMENT

The Funds’ sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with the sub-advisor may be considered affiliates of the Funds.

Ninety One North America, Inc. (“Ninety One”) is located at 65 East 55th Street, 30th Floor, New York, NY 10022. Ninety One is registered with the SEC as an investment adviser under the Advisers Act. Ninety One is a wholly-owned subsidiary of Ninety One International Limited (“Ninety One International”), which is an indirect wholly-owned subsidiary of Ninety One Plc, a company listed on the London Stock Exchange, with a secondary listing on the Johannesburg Stock Exchange. Ninety One Plc is affiliated with Ninety One Limited (“Ninety One Ltd”), a company listed on the Johannesburg Stock Exchange. Ninety One Ltd is the majority owner of Ninety One Africa (Pty) Ltd, which is the parent of Ninety One SA (Pty) Ltd (“Ninety One Pty”). Ninety One UK Ltd. (“Ninety One UK”) is also an indirect wholly-owned subsidiary of Ninety One Plc. The firm managed approximately $162.5 billion in assets as of June 30, 2024.

Ninety One North America, Inc. (“Ninety One”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Ninety One International Ltd.	Parent Company	Holding Company
Ninety One Global Ltd.	Parent Company of Ninety One International Ltd.	Holding Company
Ninety One Plc	Ultimate Parent Company; Parent Company of Ninety One Global Ltd.	Financial Services

The Trust, on behalf of each Fund, and the Manager have entered into an Investment Advisory Agreement with the sub-advisor pursuant to which the Funds have agreed to pay the sub-advisor an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of a Fund’s average daily net assets. The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust.

The Investment Advisory Agreement will continue in effect for an initial period of two years with respect to each Fund and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. Because the Funds have not commenced operations prior to the date of this SAI, no subadvisory fees have been paid to Ninety One.

In rendering investment advisory services to the Funds, the sub-advisor may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Investment Sub-Advisor’s Foreign Affiliates”), to provide portfolio management, research and trading services to the Funds. Under a Participating Affiliate Agreement, each of the Investment Sub-Advisor’s Foreign Affiliates are considered participating affiliates of the sub-advisor pursuant to applicable guidance from the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each of the Investment Sub-Advisor’s Foreign Affiliates and any of their respective employees who provide services to the Funds are considered under the Participating Affiliate Agreement to be “supervised persons” of the sub-advisor as that term is defined in the Investment Advisers Act of 1940, as amended.

MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., a wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Ultimate Parent Company	Holding Company – Founded in 2015

The Manager is paid a management fee as compensation for providing the Funds with management and administrative services.  The expenses are allocated daily to each class of shares of a Fund based upon the relative proportion of net assets represented by such class. The

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Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of a Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

•	complying with reporting requirements;
•	corresponding with shareholders;
•	maintaining internal bookkeeping, accounting and auditing services and records;
•	supervising the provision of services to the Trust by third parties; and
•	administering the Funds’ interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisor, the Manager may invest the portion of a Fund’s assets that the sub-advisor determines to be allocated to short-term investments.

A  Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, Custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of a Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of a Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by the sub-advisor to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisor; and any extraordinary expenses of a nonrecurring nature.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for a Fund in order to maintain competitive expense ratios for a Fund. The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of a Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of a Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of a Fund. The Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause a Fund’s Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

Because the Funds have not commenced operations prior to the date of this SAI, no fees have been paid to the Manager.

Certain sub-advisors of a Fund or other series of the American Beacon Funds contribute to the Manager to support the American Beacon Funds’ distribution activities.

Service Fees

The Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y and R5 Class shares, but not R6 Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Y Class or R5 Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Funds’ “Other Expenses” in the Table of Fees and Expenses in the Proxy Statement/Prospectus, will be payable monthly in arrears. The primary non-distribution shareholder fees paid to financial intermediaries such as plan sponsors and broker-dealers, generally include shareholder servicing, record keeping and servicing fees.

Because the Funds have not commenced operations prior to the date of this SAI, no service fees have been paid.

Securities Lending Fees

As compensation for services provided by the Manager in connection with securities lending activities conducted by  a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.

The SEC has granted exemptive relief that permits each Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this SAI, the Funds intend to engage in securities lending activities. Because the Funds have not commenced operations prior to the date of this SAI, no securities lending fees have been paid.

The Distributor

Resolute Investment Distributors, Inc. (“RID” or “Distributor”) is the Funds’ distributor and principal underwriter of the Funds’ shares. RID, located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of FINRA. The

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Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Since the Funds have not commenced operations prior to the date of this SAI, no underwriting discounts and commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation have been paid to, or retained by, the Distributor.

OTHER SERVICE PROVIDERS

State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Funds. State Street also serves as the Funds’ Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Funds with certain financial reporting and tax services.

Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust, and Parametric Portfolio Associates LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for certain series of the American Beacon Funds Complex.

SS&C  GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

The Funds’ independent registered public accounting firm is XX, which is located at XX.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Funds.

PORTFOLIO MANAGERS

The portfolio managers to each Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the respective Fund. Information regarding these other accounts has been provided by the sub-advisor and is set forth below. The number of accounts and assets is shown as of June 30, 2024.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ninety One North America, Inc.
Abrie Pretorius	1 ($137 mil)	9 ($13.2 bil)	20 ($13.1 bil)	None	None	None
Archie Hart	1 ($308 mil)	4 ($3.0 bil)	18 ($6.9 bil)	None	None	2 ($338 mil)
Clyde Rossouw	1 ($137 mil)	15 ($18.5 bil)	44 ($14.0 bil)	None	None	4 ($102 mil)
Elias Erickson	1 ($137 mil)	8 ($12.8 bil)	19 ($11.3 bil)	None	None	None
Paul Vincent	1 ($137 mil)	12 ($15.7 bil)	19 ($12.8 bil)	None	None	None
Varun Laijawalla	1 ($308 mil)	4 ($3.0 bil)	18 ($6.9 bil)	None	None	2 ($338 mil)

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of a Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor as of August 14, 2024.

The sub-advisor performs investment management and investment advisory services for various clients, including the Funds, many of whom may have differing investment objectives, guidelines, and restrictions. As a result, the sub-advisor may give advice and take action in the performance of its duties for a particular client that may differ from the advice given, or the timing or nature of action taken, with respect to other clients.

It is also possible that in the course of the sub-advisor’s business, investments for the sub-advisor’s clients will overlap with investments for the clients of an affiliate of the sub-advisor and create a possible conflict of interest in connection with an investment opportunity that may be suitable for multiple accounts, but not available in sufficient quantities for all accounts to participate fully. Because the sub-advisor provides services to a number of different clients, potential conflicts of interest may also arise related to the amount of time an individual devotes to managing particular accounts. The sub-advisor may also have an incentive to favor accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay the sub-advisor a performance-related fee, or a higher fee level or greater fees overall.

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To address such conflicts, the sub-advisor has established a variety of policies and procedures whose goals are to facilitate the fair allocation of investment opportunities. At all times, the sub-advisor seeks to treat all of its clients in a fair and equitable manner and will act in a manner that the sub-advisor believes to be in the best interests of clients. The sub-advisor seeks to ensure that potential or actual conflicts of interest are appropriately resolved, taking into consideration the overriding best interests of its clients.   Messrs. Erickson, Hart, Laijawalla, Pretorius, Rossouw and Vincent manage multiple accounts for the sub-advisor, including a Fund. In addition, Messrs. Erickson, Hart, Laijawalla, Pretorius, Rossouw and Vincent each serve as portfolio manager of certain private investment funds and client accounts that are managed by affiliates of the sub-advisor. As such, each of Messrs. Erickson, Hart, Laijawalla, Pretorius, Rossouw and Vincent will not devote their full business time to a Fund, but will devote such time as they, in their sole discretion, deem necessary to carry out their role effectively.

Each of Messrs. Erickson, Hart, Laijawalla, Pretorius, Rossouw and Vincent will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that they believe is applicable to such accounts. Each of Messrs. Erickson, Hart, Laijawalla, Pretorius, Rossouw and Vincent may on occasion give advice or take action with respect to certain accounts that differs from the advice given or action taken with respect to other accounts (especially where the investment policies differ). Thus, it is possible that the transactions and portfolio strategies Messrs. Erickson, Hart, Laijawalla, Pretorius, Rossouw and Vincent may use for various accounts may conflict and affect the prices and availability of the securities and other financial instruments in which certain other accounts invest. In circumstances where conflicts occur, the sub-advisor seeks to implement policies to minimize such conflicts and ensure that decisions are made that are fair and equitable to all the accounts involved, in light of the circumstances prevailing at the time and its applicable fiduciary duties.

Potential conflicts of interest may also arise in connection with the knowledge by an employee of either the sub-advisor and/or an affiliate of the sub-advisor about the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments. Such employees who have access to the size and timing of transactions may have information concerning the market impact of transactions. Such employees may be in a position to use this information to their possible advantage or to the possible detriment of a client. The sub-advisor manages these potential conflicts involving employee personal trades by requiring that any personal trade be made in compliance with the sub-advisor’s code of ethics.

Compensation

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of August 14, 2024.

The compensation for the portfolio managers includes fixed pay, pension contribution, employee benefits, and annual discretionary variable compensation which may comprise both cash and deferred elements. Fixed compensation including salaries are reviewed annually and designed to reflect the relative skills and experience of, and contribution made by, each employee. The following qualitative and quantitative factors are considered in determining annual discretionary variable compensation: the profit of the overall firm; multi-year investment and financial performance of specific business units; behavior consistent with the culture and values of the firm; scope of responsibility and individual contribution to the performance of the business; the attitude and behavior of employees towards risk consciousness, internal controls, risk management and regulatory compliance; specific input from risk and compliance functions regarding concerns about the behavior of individual employees; market sector norms and peer group comparisons; and the quality and level of leadership and collaboration, the ability to grow and develop business and client relationships, and the development of self and others.

Ownership of the Funds

The Portfolio Managers’ beneficial ownership of the Funds is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Funds, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Managers’ immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. The Funds have not commenced operations prior to the date of this SAI. Accordingly, the Portfolio Managers do not beneficially own any shares of the Funds as of the date of this SAI. The table below sets forth the Portfolio Managers’ beneficial ownership of the applicable Target Fund as of June 30, 2024, as provided by the sub-advisor:

Name of Investment Advisor and Portfolio Managers	Ninety One Emerging Markets Equity Fund	Ninety One Global Franchise Fund	Ninety One International Franchise Fund
Ninety One North America, Inc.
Abrie Pretorius	N/A	$10,001–$50,000	$100,001–$500,000
Archie Hart	None	N/A	N/A
Clyde Rossouw	N/A	None	None
Elias Erickson	N/A	$100,001–$500,000	$100,001–$500,000
Paul Vincent	N/A	None	N/A
Varun Laijawalla	None	N/A	N/A

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine a Fund’s NAV), and other information provided to the applicable Fund, to the

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Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or a sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause a Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or  the sub-advisor exercises investment discretion.

The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.

The Manager and the sub-advisor will place their own orders to execute securities transactions that are designed to implement the applicable Fund’s investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. A Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and a Fund’s cash flows. High portfolio turnover increases a Fund’s transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

Transactions with respect to the securities of small and emerging growth companies in which a Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

Each Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to a Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor a sub-advisor receives any benefits from the commission recapture program. A sub-advisor’s participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.

The Acquiring Funds had not commenced operations prior to the date of this SAI. Accordingly: no brokerage commissions were paid by the Acquiring Funds during the previous three fiscal years; the Acquiring Funds did not receive any compensation as a result of participation in the commission recapture program; the Acquiring Funds directed no transactions to brokers in part because of research services provided and paid no commissions on such transactions; and the Acquiring Funds did not hold securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which the Acquiring Funds executed transactions or sold shares.

REDEMPTIONS IN KIND

Although each Acquiring Fund intends to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information in the Proxy Statement/Prospectus and in this section relates solely to the federal income tax law and assumes that each Fund will qualify each taxable year as a RIC under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting each Fund and its shareholders and is in addition to the tax information provided in the Proxy Statement/Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of any Fund or the tax implications to its shareholders. The discussions here and in the Proxy Statement/Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Funds

Each Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, each Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

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•	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Qualifying Income”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)” (a “PTP”)) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income as described in clause (1);
•	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Funds control (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (“Diversification Requirements”); and
•	Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”).

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year a Fund does not qualify for that treatment  — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements - then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders; and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each, an “individual”), as “qualified dividend income” (as described in the Proxy Statement/Prospectus) (“QDI”), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”) to the extent of a Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on a Fund’s income and performance. Furthermore, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that a Fund will not qualify as a RIC in any given taxable year.

A Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its “capital gain net income” for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses a Fund may realize in connection therewith. In general, a Fund’s (1) gains from the disposition of foreign currencies and (2) gains from such contracts will be treated as Qualifying Income under the Gross Income Requirement.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors.   It is impossible to determine the effective rate of a Fund’s foreign tax in advance, since the amount of its assets to be invested in various countries is not known.

Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”).

Any Section 1256 contract a Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

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Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund’s section 988 losses exceed its other investment company taxable income for a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

If a Fund has an “appreciated financial position” - generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of a Fund’s taxable income or net realized gains and distributions. If the IRS were to assert successfully that income a Fund derives from those investments does not constitute Qualifying Income, the Fund might cease to qualify as a RIC (with the consequences described above under “Taxation of the Fund”) or might be required to reduce its exposure to such investments.

Taxation of the Funds’ Shareholders

General - For United States federal income tax purposes, distributions paid out of a Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by a Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of a Fund’s dividend distributions will qualify as qualified dividend income.

Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss.) A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will: (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. Dividends and other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on or before December 31 of that year even if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If a Fund makes a “return of capital” distribution to its shareholders – i.e., a distribution in excess of its current and accumulated earnings and profits – the excess will (a) reduce each shareholder’s tax basis in its shares (thus reducing any loss or increasing any gain on a shareholder’s subsequent taxable disposition of the shares) and (b) if for any shareholder the excess is greater than that basis, be treated as realized capital gain.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).

If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after

40

the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.

For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund and taxable gains on the disposition of shares of the Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

An individual shareholder of a Fund who, for a taxable year, has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event the shareholder would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes the Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Fund shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, a Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding - A Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder’s federal income tax liability or refunded if proper documentation is submitted to the IRS.

Non-U.S. Shareholders - Dividends a Fund pays to a shareholder who is a nonresident alien individual or foreign entity (each a “non-U.S. shareholder”)  — other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund’s shares is “effectively connected” with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends a Fund might pay, “short-term capital gain dividends” and “interest-related dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund

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pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide it with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s situation.

Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in a Fund based on their particular circumstances. The Funds do not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of a Fund in implementing its investment strategy.

DESCRIPTION OF THE ACQUIRING TRUST

The Acquiring Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Acquiring Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Acquiring Trust and provides for indemnification and reimbursement of expenses out of Acquiring Trust property for any shareholder held personally liable for the obligations of the Acquiring Trust. The Declaration of Trust also provides that the Acquiring Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Acquiring Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Acquiring Trust itself was unable to meet its obligations. The Acquiring Trust has not engaged in any other business.

The Acquiring Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual’s “immediate family”), are eligible to purchase shares of the R5 Class with an initial investment of less than $250,000: (i) employees of the Manager, or its parent company, Resolute Investment Managers, Inc., (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, and (iv) members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the R5 Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the R5 Class with an initial investment of less than $250,000.

The R5 and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The R6 Class was created to provide third party intermediaries an investment option for the large 401(k) plans that does not charge 12b-1 or sub-transfer agency fees.

FINANCIAL STATEMENTS

Effective with the reorganizations, the Acquiring Funds will adopt the financial statements of the corresponding Acquired Ninety One Fund. The audited financial statements of the Acquired Ninety One Funds are incorporated by reference to the Acquired Ninety One Funds’ Annual Shareholder Report for the fiscal year ended October 31, 2023. The information in those financial statements was audited by the Acquired Ninety One Funds’ independent registered public accounting firm. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. In addition, unaudited financial statements are incorporated by reference to the Acquired Ninety One Funds’ Semi-Annual Shareholder Report dated April 30, 2024. XX, an independent registered public accounting firm, has been appointed to serve as the independent registered public accounting firm for the Funds to audit and report on the Funds’ annual financial statements.

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APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust (collectively, the “Funds”). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon’s interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund’s shares in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

AMERICAN BEACON FUNDS

AMERICAN BEACON SELECT FUNDS

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

PROXY VOTING POLICY AND PROCEDURES

Last Amended August 28, 2023

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds, the American Beacon Select Funds (“Select Funds”), and the American Beacon Institutional Funds Trust (collectively, the “Funds”). Therefore, this Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds’ respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager’s interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

A-1

Securities on Loan

With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

A-2

APPENDIX B

PROXY VOTING POLICY FOR THE SUB-ADVISOR

NINETY ONE NORTH AMERICA, INC.

Proxy voting guidelines

Ninety One has organised its assessment of corporate governance-related matters under five broad areas which guide its voting decisions:

1.	Leadership and strategic control
2.	Alignment with the long term
3.	Climate change
4.	Protecting client capital
5.	Audit and disclosure

Leadership and strategic control

The board and its directors

The board determines the strategic direction of the company, taking into account the interests of the company and all its stakeholders. The board bears ultimate responsibility for the long-term sustainable success of the company.

Although board structures vary across countries, Ninety One expects boards to:

•	Be sufficiently independent, so as to protect all shareholders’ interests.
•	Have adequate executive representation, so as to provide significant operational insight.
•	Provide strong and diverse oversight, underpinned by a variety of skills and experiences that replicate the business’s key features and geographies.
•	Maintain an optimal board size, with appropriate board refreshment, succession plans and correct attendance to find the right balance between fresh perspectives and company history.

Ninety One believes directors should stand for re-election regularly, and that there should be clear and detailed disclosures of a director’s background. These should be made available to shareholders to facilitate the assessment of their suitability.

Ninety One expects a board to include a sufficient number of independent directors. Some common obstacles to independence include:

•	Founder status
•	Family relations with senior executives or founders
•	Excessive tenure
•	Having served as an executive in the previous five years
•	Having business relationships with the company or its executives
•	A shareholding in the company of over 10% of the issued share capital

Interlocking directorships

The chair leads the board and is responsible for its overall effectiveness in directing the company. Should the company be large and complex in nature, or the chairperson not be independent, Ninety One would require a suitably experienced and senior board member to be appointed as the Lead/Senior Independent Director (LID/SID). The LID should be able to engage independently with owners on governance-related issues.

The LID should also assume key governance responsibilities, including the supervision of the annual evaluation of the chairperson. The LID should also handle specific issues relating to conflicts of interest of board members, should the chairperson not be independent. Ninety One considers a combined chairperson and CEO role to be a governance risk.

The voting guidelines arising from the above are as follows:

•	Unless there is a particular context and explanation, Ninety One may not support the (re)election of the chairperson where:
o	They are considered to be not independent.
o	They are the former CEO.
o	There has been a clear failure to conduct periodic reviews of the performance of the board.
o	They have repeatedly refused to adhere to reasonable disclosure requests.
o	There has been a disregard for the interests of stakeholders, including in relation to the environmental and social risks and impacts of the company.
o	There is a lack of succession planning and there is no engagement on the topic.
o	Shareholder rights and the ability to communicate with the board have been impaired.
B-1

o	There are persistent and unaddressed governance failures that pose a material risk, unless the board has provided a strong rationale.
•	Ninety One may vote against a combined chair and CEO board structure, although it will consider all circumstances, including duration of the appointment, the potential concentration of power and explicit disclosures on how conflicts of interest have been managed.
•	Ninety One may not support non-independent directors where the overall board balance is not majority independent or does not at least meet the local market requirements.
•	Ninety One generally accepts proportional representation of shareholdings on the board, so long as minority shareholders’ interests are respected.
•	Ninety One will, in the first instance, focus on non-independent non-executive directors who also serve as key committee members when the overall board is not majority independent.
•	Where executive directors sit as committee members, Ninety One may vote against the executive directors.
•	Ninety One may vote against directors, including the chairperson, if, from a sustainability point of view, there are unmitigated risks, poor disclosure, incidents and failure to appropriately manage and anticipate environmental and social risks which have resulted, or may result, in the destruction of shareholder value.
•	Ninety One may vote against the re-election of any director who has not attended 75% of the total number of board and relevant committee meetings in the period since they were last elected to the board, unless an appropriate explanation has been provided.
•	Ninety One may vote against directors who, due to having accumulated multiple board roles at other publicly listed companies or large unlisted companies, run the risk of not being able to properly discharge their fiduciary duties. Ninety One will look at the number of external roles, the roles themselves, and the market capitalisation of the companies concerned.
•	Ninety One prefers boards that are adequately sized and may vote against certain directors if it considers the board to be too large and unwieldy.
•	Ninety One expects timely disclosure of names and biographical details of all nominees, and may vote against candidates where such information is not disclosed.
•	As a general principle, Ninety One does not support bundled directors’ elections, although it will be guided by regional best practice.
•	Ninety One does not support proposals that remove directors from being re-elected by either a clean slate (100% of the board) or by rotation (usually 33% per year).
•	Ninety One does not generally support the election of alternate directors.

Board committees

Ninety One expects the audit, remuneration and nomination committees to comprise non-executive directors only and be chaired by an independent non-executive director. Ninety One may vote against non-independent directors when the structures below are not in place, or when the discharge of duties by each of the committees does not meet the principles it expects companies to uphold.

Audit committee
The audit committee has a crucial role in safeguarding investors’ interests, as it is responsible for the integrity of the financial statements, risk management and auditor appointment. Given this key role, Ninety One expects audit committees to comprise independent non-executive directors only. They should comprise a minimum of three members with at least one with recent and relevant financial expertise.

Remuneration committee
The remuneration committee is responsible for designing and implementing the remuneration scheme for the company’s executive directors and senior management, including consideration of remuneration related to the management of the environment and social risks and impacts. In this capacity, it should have knowledge of pay structures across the organisation, including that of the CEO, as well as being aware of the gender-pay-gap ratio and other relevant diversity factors. Ninety One expects remuneration committees to be fully independent where called for by market practice, and prefers at least some remuneration committee members to be, or have been, remuneration committee members at other publicly listed companies or to have had similar experience.

Nomination committee
The nomination committee is responsible for ensuring that the board comprises directors with a good range of relevant skills and knowledge and that they collectively represent diversity. It is tasked with designing and implementing robust board-evaluation and succession-planning policies. Ninety One expects nomination committees to be majority independent.  Ninety One may vote against the chair of the nomination committee if, after engagement, there is a failure to ensure appropriate diversity on the board, including ethnicity and gender for example. Ninety One may vote against the nomination committee chairperson or the board chairperson in cases where it believes that the necessary skills/ diversity are lacking on the board, including in relation to climate change and transition. Ninety One may vote against the nomination committee chairperson or board chairperson in cases where there is no indication that proper and ongoing board assessments and succession planning are taking place.

Alignment with the long term: remuneration and sustainability

Ninety One recognises the importance of long-term alignment and looks at it from two main perspectives: (i) alignment of remuneration with the creation of long- term sustainable value; and (ii) the governance system’s ability to understand, monitor and mitigate any social, ethical and environmental risks, including managing stakeholder relations.

B-2

Ninety One believes that long-term environmental and societal sustainability considerations should be part of a board’s long-term oversight and should be reported to stakeholders in an annual report using leading global reporting standards as defined in regulation or by voluntary initiatives such as  CDP, SASB (Sustainability Accounting Standards Board) or the GRI (Global Reporting Initiative). The direct implications of a business’s operations on the supply chain and the impact of its products and services on both society and the environment should be carefully considered. In Ninety One’s engagement with boards and in its governance assessments, it may assess the board’s performance in this respect and vote against directors when it believes long-term sustainability considerations are not being adequately addressed.

Where appropriate, Ninety One will also work with policymakers and advocacy groups on these matters.

Ninety One expects remuneration schemes to be aligned with shareholders’ interests, and promote the long-term success of the company. It also expects the remuneration committee to be able to justify pay structures and levels in relation to three main criteria: market practice, sector practice and the company’s performance.

The hard-governance remuneration principle that Ninety One considers across all geographies is the existence of a strong and identifiable link between pay and performance. It therefore expects executive directors’ actual pay-outs to mirror shareholders’ experience, and the company’s disclosure to be substantial and substantive enough for such an assessment to take place.

The voting guidelines arising from the above include the following:

•	Ninety One may vote against remuneration resolutions where there is insufficient disclosure to assess the schemes, and/or where existing disclosure does not follow the regulatory guidelines of the relevant jurisdiction.
•	Ninety One places special emphasis on clear and meaningful performance metrics and targets, which should be linked to the company’s strategy and include stretching vesting levels. The lowering of targets may only be accepted in exceptional circumstances.
•	Ninety One prefers schemes with several performance metrics that should be relative and under the effective control of the executive directors.
•	Ninety One requires a minimum performance period of three years and favours schemes with a subsequent vesting period.
•	Ninety One require malus and clawback provisions to be in place.
•	Ninety One may vote against remuneration resolutions if the remuneration approach fails to ensure appropriate remuneration related to the management of environmental and social risks and impacts.
•	Ninety One may vote against remuneration resolutions if it is concerned about pay outcomes and not all the members of the remuneration committee are independent.
•	Ninety One may vote against remuneration resolutions where there is not a healthy balance between fixed and variable pay and, within the latter, a relevant split between short- and long-term compensation.
•	Ninety One will consider not only maximum pay-outs allowed under the policy, but also year-on-year granted amounts, and will consider this in the context of the company’s size, sector, maturity and previous payment history. Remuneration committees should have the ability to exercise discretion within the boundaries of applicable employment laws and regulations. However, discretion should be exercised with caution and its use publicly justified.
•	Ninety One may vote against untoward salary increases without appropriate justification and excessive pension arrangements. Ninety One will vote against proposals that include variable pay within pension entitlement or where pension arrangements are not aligned with the broader workforce, and may vote against increases that are triggered entirely by benchmarking exercises.
•	Ninety One will vote against plans that can be materially amended without shareholder approval.
•	Ninety One does not support retrospective/inflight amendments to incentive schemes, nor the repricing of options, except in exceptional circumstances when not doing so may result in the interests of management and shareholders not being aligned.
•	Ninety One does not typically support transaction bonuses.
•	Ninety One expects dilution levels to be kept to a minimum.
•	On recruitment, Ninety One expects companies to pay no more than is strictly necessary. If buy-out awards are agreed, it expects like-for-like structures together with an explanation of the link between pay and performance in the old and new schemes. Ninety One may vote against such schemes if these conditions are not met.
•	Ninety One may vote against severance payments that are not aligned with the company’s remuneration policy and those exceeding contractual requirements. Severance payments should be subject to the same performance tests and pro- rated for time served. Ninety One will vote against accelerated vesting provisions and severance payments lacking disclosure of their terms.
•	Ninety One may vote against any option schemes where there is automatic vesting on a change in control of the company.

Climate change

Ninety One expects boards to be able to demonstrate ‘climate competency’ in their communications with investors and therefore supports the recommendations of the Taskforce on Climate-Related Financial Disclosures (TCFD). Where climate change is identified as a material issue for the business, companies are expected to have sufficient expertise and experience on the board to ensure effective strategic and operational oversight.

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Ninety One may vote against the report and accounts of companies faced with material climate risk where little or no progress has been made in terms of providing the market with investment-relevant climate disclosures. Furthermore, where Ninety One deems insufficient action is being taken on the issue of climate change, it might cast a vote against the chair of the board and/or other key directors.

Ninety One typically supports shareholder proposals seeking to improve disclosures and transparency by companies facing material carbon risks. In line with its approach to any shareholder resolution, it will consider any climate-related resolution in the context of the individual business and the existing activities to climate risk. When reviewing a resolution, Ninety One also considers the progress made to date and commitments already disclosed by the company. It seeks to support resolutions which are appropriate, relevant and practical for the company in question and its regional context.

Protecting client capital – capital management and shareholder rights

A board’s authority to raise capital through the issuing of shares, and its ability to decide on how it allocates the income attributable to shareholders (dividend payments or share repurchases), represent an important vote on a set of different resolutions. In many cases, these resolutions are presented as renewable authorities.

While providing the board with flexibility, general authorities can result in a significant erosion of shareholder value. Therefore, Ninety One will apply constraining votes on general authorities, preferring that specific and well-motivated authorities are sought from time to time as needs arise. This is core to Ninety One’s duty to protect its clients’ capital. If there is any indication that these authorities have been used in a reckless and irresponsible manner, this will be reflected in the voting decisions relating to the leadership of the company.

Corporate actions arise from time to time which require shareholder approval. Ninety One will consider such situations on a case-by-case basis, through carefully assessing how the interests of its clients can be best served. Ninety One will actively oppose efforts on the part of management or significant shareholders to reduce the broader shareholder rights (anti- takeover measures, ‘poison pills’ and alterations to company constitutions). The presentation of such resolutions to shareholders is often an indication of a governance deficiency and should be accompanied by votes relating to the leadership of the company.

On authority to issue shares, Ninety One may:

•	Vote against the general authority to issue shares with an attached right of pre-emption of more than 33% of the issued share capital of the company.
•	Vote against the general authority to issue shares without attached right of pre-emption of more than 10% of the issued share capital of the company. In the UK, Ninety One accepts a 20% issuance authority if it follows the Pre-Emption Rights Group principles.
•	Vote against any general authority to issue shares for cash above 5%.
•	Vote against any issue of shares for cash where the discount limit is more than 5%.
•	Vote against all general authorities where management has a record of destroying company value as assessed by Ninety One’s own investment process.
•	Vote against the issue of shares to option schemes that it has actively opposed, or where it has opposed the adoption of the remuneration report.

In a case where the company has been irresponsible with respect to the issuing of shares, Ninety One may not support the re-election of the chairperson and any incumbent directors and will not support any resolutions to issue shares.

Ninety One will not support any general authorities to issue shares where the share price is substantially below its intrinsic value. Ninety One will not support any general or specific authorities to issue shares if they are deemed to have the intention of intervening in the market for corporate control or establishing a control group in the company.

Ninety One will actively oppose any issue of shares where the underwriter is a holding company which could be perceived to be increasing its holding in the company through taking up  unsubscribed shares.

On the repurchase of shares, Ninety One will consider supporting the request when:

•	There is sufficient liquidity in the market.
•	The company has substantial cash resources and the repurchase scheme is a viable and tax-efficient method of returning cash to shareholders.
•	The company has a track record of cancelling treasury shares rather than re-issuing them to share option schemes (unless this intention has been declared in advance).
•	There is no conflict of interest with the company’s management incentive policy.
•	The share price at the time of the general authority is substantially below its intrinsic value as assessed by Ninety One’s own investment process.
•	There is a robust argument as to how the share repurchase scheme will add more value to shareholders than a cash dividend, repaying debt or making appropriate investments to enhance efficiency or expand operations.
•	The company has sufficient balance-sheet strength and cash resources not to place it under any form of financial strain.

If Ninety One has either supported or rejected a share repurchase scheme and the resolution has been carried, but management has used this authority in an improper manner, Ninety One may vote against the re-election of the chairperson of the company and incumbent directors. On dividends and capital distributions, Ninety One will vote against the payment of a dividend if it will clearly place the company under financial

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stress. If Ninety One determines that the company is withholding income from shareholders and not using surplus reserves to any productive pursuit, such as reducing debt, it will consider:

•	Making a symbolic vote against the adoption of the financial statements.
•	Voting against the re-election of incumbent directors.

Where a capital distribution is clearly being used to obfuscate another proposal by the company that diminishes shareholder rights, establishes an anti-takeover mechanism or results in any form of reduction in management accountability, Ninety One will vote against the linked resolution. On changes in shareholder rights via amendments to company constitutions, Ninety One will oppose any:

•	‘Poison pill’ proposals in any form.
•	Any resolutions that propose new share classes that have proportionately higher voting rights than existing share classes.
•	Any resolutions that absolve directors from either their fiduciary responsibilities to owners or their re-election through an ordinary resolution.

Audit and disclosure

Audits are among the most important protections for shareholders’ capital as well as for the company. Consequently, Ninety One attaches much importance to both the quality and the independence of the audit process. The financial statements audit offers credibility and comfort to all stakeholders. The board is responsible for presenting a fair, balanced and understandable view of the financial position of the company. Therefore, it relies on both a robust internal and external audit process as well as employing an appropriate level of oversight.

When voting on resolutions relating to the appointment of auditors, Ninety One considers the suitability of the auditor on a case-by-case basis, considering the context of the business, the market and its respective laws. Ninety One recognises the importance of a healthy, competitive audit market, but does not expressly take a view on whether companies should use small or large audit firms. Ninety One will also consider the total fee for the audit, which should also not make up a significant portion of the audit firm’s total turnover.

Non-audit work is sometimes necessary but should be kept to a minimum and require prior audit committee approval. The detail around the fees related to both audit and non-audit work should be disclosed to shareholders.

Ninety One may vote against the re-election of the auditor if:

•	There are repeated and material misstatements in the annual financial statements.
•	A disproportionate (+40%) amount of the auditor’s total fee over the previous three years is derived from non-audit services. In markets where it is not required or best practice to disclose non-audit fees, Ninety One aims to engage with companies to encourage such disclosure.
•	The auditor is engaged with conducting the internal audit.
•	The auditor has been in place for more than 10 years and there has not been a recent tender process and there are no plans to put the audit out to tender. This may also result in the withdrawal of support for the audit committee chairperson.

Accurate, timely and full disclosure is essential to Ninety One’s investment and capital-allocation process. Appropriate disclosures allow us to evaluate continuously a company’s position, engage with management and better understand it. In alignment with international standards, disclosure should be honest, unbiased, balanced, material, clear, complete, relevant, inclusive, consistent, comparable and timely.

Ninety One may vote against the approval of the financial statements resolution when:

•	There is a clear deficiency in information.
•	There has been an attempt to hide or obfuscate materials.
•	There are serious omissions, or there has been an audit qualification.

Ninety One may vote against specific transactions where there appears to be a material deficiency with respect to the information provided to shareholders.

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APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — A Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of credit risk are currently low.

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The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) ordinary execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. The MIG/VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when

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payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX D

GLOSSARY

American Beacon or the Manager	American Beacon Advisors, Inc.
Beacon Funds or Trust	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
CCO	Chief Compliance Officer
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions from a Fund’s net investment income
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DRD	Dividends-received deduction.
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note
EU	European Union
FINRA	Financial Industry Regulatory Authority, Inc.
Forwards	Forward Currency Contracts
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LIBOR	ICE LIBOR
LOI	Letter of Intent
Management Agreement	A Fund’s Management Agreement with the Manager
Manager	American Beacon Advisors, Inc.
Moody’s	Moody’s Investors Service, Inc.
NAV	Net asset value
NDF	Non-deliverable forward contracts
NYSE	New York Stock Exchange
OID	Original Issue Discount
OTC	Over-the-Counter
Proxy Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income
RIC	Regulated Investment Company
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
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SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Co.
TIPS	Treasury Inflation Protected Securities
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
UK	United Kingdom
D-2

PART C. OTHER INFORMATION

Item 15.	Indemnification

See (i) the Amended and Restated Declaration of Trust (the “Declaration of Trust”) of American Beacon Funds (the “Trust” or the “Registrant”), dated August 20, 2019, attached as Exhibit (a)(1) to Post-Effective Amendment No. 355 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-11387 and 811-04984) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 25, 2019 (“PEA No. 355”), and (ii) the Amended and Restated By-Laws (the “By-Laws”), attached as Exhibit (b) to PEA No. 355.

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment advisor of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii) subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii) as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

The advancement of any expenses pursuant to this Section 2(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article XI or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article XI shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 2 and any advancement of expenses that any Covered Person is entitled to be paid under Section 2(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article XI; provided that (a) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (b) the Trustees may determine that any such liability, expense or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Article III, Section 4.

(h) Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Article XII, Section 2, assume the obligation to indemnify any person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article XI, Section 2 unless otherwise required under applicable law.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Ninety One North America, Inc. provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”)

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client

Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(c) The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(d) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(e) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) There are no third party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute’s rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 16.	Exhibits
(1)	(a)	Amended and Restated Declaration of Trust, dated August 20, 2019, is incorporated by reference to Post-Effective Amendment No. 355 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed October 25, 2019 (“PEA No. 355”)

	(b)	Certificate of Designation for American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund, and American Beacon Ninety One International Franchise Fund, is incorporated by reference to Post-Effective Amendment No. 415 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed August 14, 2024 (“PEA No. 415”)

(2)		Amended and Restated By-Laws, effective as of August 20, 2019, is incorporated by reference to PEA No. 355

(3)		Voting Trust Agreements – (not applicable)

(4)		Form of Agreement and Plan of Reorganization and Termination – (filed herewith as Appendix A to the Combined Proxy Statement and Prospectus)

(5)		Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Amended and Restated By-Laws

(6)	(a)(i)	Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to Post-Effective Amendment No. 411 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 9, 2024 (“PEA No. 411”)

	(a)(ii)	First Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 9, 2024, is incorporated by reference to PEA No. 411

	(a)(iii)	Second Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 26, 2024, is incorporated by reference to Post-Effective Amendment No. 412 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 23, 2024

	(a)(iv)	Third Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 27, 2024, is incorporated by reference to Post-Effective Amendment No. 413 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed April 29, 2024 (“PEA No. 413”)

	(a)(v)	Fourth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated March 14, 2024, is incorporated by reference to PEA No. 413

	(a)(vi)	Fifth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 15, 2024, is incorporated by reference to Post-Effective Amendment No. 414 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 24, 2024 (“PEA No. 414”)

	(b)	Form of Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Ninety One North America, Inc., is incorporated by reference to PEA No. 415

(7)	(a)	Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411

	(b)	First Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated May 1, 2024, is incorporated by reference to PEA No. 414

(8)		Bonus, profit sharing or pension plans – (none)

(9)	(a)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 27, 1998

	(b)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 9, 2019, is incorporated by reference to Post-Effective Amendment No. 353 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 30, 2019

	(c)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 13, 2019, is incorporated by reference to PEA No. 355

	(d)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 15, 2019, is incorporated by reference to Post-Effective Amendment No. 357 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed November 22, 2019 (“PEA No. 357”)

	(e)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective January 22, 2020, is incorporated by reference to Post-Effective Amendment No. 362 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 14, 2020

	(f)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated April 15, 2020, is incorporated by reference to Post-Effective Amendment No. 368 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 28, 2020 (“PEA No. 368”)

	(g)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated July 31, 2020, is incorporated by reference to Post-Effective Amendment No. 374 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed August 28, 2020 (“PEA No. 374”)

	(h)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 27, 2020, is incorporated by reference to Post-Effective Amendment No. 377 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed September 10, 2020

	(i)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 8, 2020, is incorporated by reference to Post-Effective Amendment No. 381 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed October 28, 2020 (“PEA No. 381”)

	(j)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective November 2, 2020, is incorporated by reference to Post-Effective Amendment No. 383 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed December 14, 2020 (“PEA No. 383”)

	(k)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective August 3, 2021, is incorporated by reference to Post-Effective Amendment No. 389 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed August 27, 2021 (“PEA No. 389”)

	(l)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated February 14, 2023, is incorporated by reference to Post-Effective Amendment No. 401 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 27, 2023 (“PEA No. 401”)

	(m)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 4, 2023, is incorporated by reference to Post-Effective Amendment No. 407 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed August 16, 2023 (“PEA No. 407”)

	(n)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 15, 2024, is incorporated by reference to PEA No. 414

(10)		Amended and Restated Plan Pursuant to Rule 18f-3, dated November 12, 2019, is incorporated by reference to Post-Effective Amendment No. 391 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed October 28, 2021

(11)		Opinion and Consent of Counsel – (filed herewith)

(12)		Opinion of Counsel on Tax Matters – (to be filed by subsequent amendment)

(13)		Other Material Contracts

	(a)(i)	Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective February 1, 2023, is incorporated by reference to Post-Effective Amendment No. 402 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed March 22, 2023

	(a)(ii)	First Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective August 3, 2023, is incorporated by reference to PEA No. 407

	(a)(iii)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective May 1, 2024, is incorporated by reference to PEA No. 414

	(b)(i)	Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated April 30, 2017, is incorporated by reference to PEA No. 407

	(b)(ii)	First Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated May 8, 2018, is incorporated by reference to PEA No. 381

(b)(iii)	Second Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated August 26, 2018, is incorporated by reference to PEA No. 381

(b)(iv)	Third Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated March 26, 2019, is incorporated by reference to PEA No. 381

(b)(v)	Fourth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated October 15, 2019, is incorporated by reference to PEA No. 381

(b)(vi)	Fifth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 381

(b)(vii)	Sixth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective April 30, 2020, is incorporated by reference to PEA No. 381

(b)(viii)	Seventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective July 31, 2020, is incorporated by reference to PEA No. 381

(b)(ix)	Eighth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 10, 2020, is incorporated by reference to PEA No. 381

(b)(x)	Ninth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 30, 2020, is incorporated by reference to PEA No. 381

(b)(xi)	Tenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective November 2, 2020, is incorporated by reference to PEA No. 383

(b)(xii)	Eleventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective August 2, 2021, is incorporated by reference to PEA No. 389

(b)(xiii)	Twelfth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective May 23, 2022, is incorporated by reference to Post-Effective Amendment No. 395 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 27, 2022

(b)(xiv)	Thirteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective January 31, 2023, is incorporated by reference to PEA No. 401

(b)(xv)	Fourteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of August 15, 2023, is incorporated by reference to PEA No. 407

(b)(xvi)	Fifteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of January 19, 2024, is incorporated by reference to PEA No. 411

(b)(xvii)	Sixteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of May 1, 2024, is incorporated by reference to PEA No. 414

(c)(i)	Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated February 16, 2017, is incorporated by reference to Post-Effective Amendment No. 300 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed October 23, 2017 (“PEA No. 300”)

(c)(ii)	Joinder and First Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated June 21, 2017, is incorporated by reference to PEA No. 300

(c)(iii)	Second Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 18, 2017, is incorporated by reference to PEA No. 300

(c)(iv)	Third Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 351 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 15, 2019

(c)(v)	Fourth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 6, 2019, is incorporated by reference to PEA No. 374

	(c)(vi)	Fifth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 12, 2020, is incorporated by reference to PEA No. 368

	(c)(vii)	Sixth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 27, 2020, is incorporated by reference to Post-Effective Amendment No. 370 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed June 18, 2020

	(c)(viii)	Seventh Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated November 29, 2022, is incorporated by reference to Post-Effective Amendment No. 399 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed December 23, 2022 (“PEA No. 399”)

	(c)(ix)	Eighth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective January 31, 2023, is incorporated by reference to PEA No. 401

	(c)(x)	Ninth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective August 4, 2023, is incorporated by reference to PEA No. 407

	(c)(xi)	Tenth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective May 1, 2024, is incorporated by reference to PEA No. 414

	(d)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund, and American Beacon Ninety One International Franchise Fund, effective July 31, 2024, is incorporated by reference to PEA No. 415

(14)		Consent of Independent Registered Public Accounting Firm – (filed herewith)

(15)		Financial Statements Omitted Pursuant to Item 14(a)(1) – (not applicable)

(16)		Powers of Attorney – (filed herewith)

(17)		Other Exhibits

	(a)	Form of Proxy Card – (filed herewith)

(18)		Filing fee tables – (not applicable)

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Combined Proxy Statement and Prospectus in a Post-Effective Amendment to this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas on the 14th day of August, 2024.

AMERICAN BEACON FUNDS

By:	/s/ Gregory J. Stumm
Gregory J. Stumm
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregory J. Stumm	President (Principal Executive Officer)	August 14, 2024
Gregory J. Stumm

/s/ Sonia L. Bates	Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 14, 2024
Sonia L. Bates

Gilbert G. Alvarado*	Trustee	August 14, 2024
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	August 14, 2024
Joseph B. Armes

Gerard J. Arpey*	Trustee	August 14, 2024
Gerard J. Arpey

Brenda A. Cline*	Chair and Trustee	August 14, 2024
Brenda A. Cline

Eugene J. Duffy*	Trustee	August 14, 2024
Eugene J. Duffy

Claudia A. Holz*	Trustee	August 14, 2024
Claudia A. Holz

Douglas A. Lindgren*	Trustee	August 14, 2024
Douglas A. Lindgren

Barbara J. McKenna*	Trustee	August 14, 2024
Barbara J. McKenna

*By	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

EXHIBIT INDEX

Type:	Description:

EX-99.(11)	Opinion and Consent of Counsel
EX-99.(14)	Consent of Independent Registered Public Accounting Firm
EX-99.(16)	Powers of Attorney
EX-99.(17)(a)	Form of Proxy Card
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